             TABLE OF CONTENTS

Vice Chairman's Letter..................       2
Performance Summary.....................       4
MacKay-Shields Financial Corporation
  Adviser's Report......................       6
New York Life Insurance Company
  Adviser's Report......................       8
Portfolio Managers' Comments............       9
Glossary................................      39

NYLIAC Variable Universal Life Separate
  Account-I
Statement of Assets and Liabilities.....      44
Statement of Operations.................      46
Statement of Changes in Total Equity....      48
Notes to Financial Statements...........      53

MainStay VP Series Fund, Inc.
Chairman's Letter.......................      68
Capital Appreciation Portfolio..........      69
Cash Management Portfolio...............      73
Convertible Portfolio...................      77
Government Portfolio....................      82
High Yield Corporate Bond Portfolio.....      86
International Equity Portfolio..........      95
Total Return Portfolio..................     102
Value Portfolio.........................     110
Bond Portfolio..........................     114
Growth Equity Portfolio.................     118
Indexed Equity Portfolio................     123
Notes to Financial Statements...........     133

The Semi-Annual Reports for the
Portfolios listed below follow:
Alger American Small Capitalization
  Portfolio
Calvert Social Balanced Portfolio
Fidelity Variable Insurance Products
  Fund II Contrafund Portfolio
Fidelity Variable Insurance Products
  Fund Equity-Income Portfolio
Janus Aspen Series Balanced Portfolio
  and Janus Aspen Series Worldwide
  Growth Portfolio
Morgan Stanley Emerging Markets Equity
  Portfolio

LETTER FROM THE VICE CHAIRMAN
--------------------------------------------------------------------------------

TO THE OWNERS OF NYLIAC VARIABLE UNIVERSAL LIFE AND NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICIES:

I am pleased to present the unaudited NYLIAC Variable Universal Life (VUL) and NYLIAC Survivorship Variable Universal Life (SVUL) Semi-Annual Report for the six month period ended June 30, 1998. NYLIAC Variable Universal Life Separate Account - I serves as the separate account for both the NYLIAC VUL and NYLIAC SVUL policies.

The semi-annual report contains valuable financial information including mid-year performance data and separate account financial statements for each of the 18 investment divisions that are available with our NYLIAC VUL and NYLIAC SVUL policies. Also included in this book are the semi-annual reports for the MainStay VP Series Fund, Inc., The Alger American Fund, Calvert Variable Series, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series and Morgan Stanley Universal Funds, Inc.

LIFE INSURANCE PROTECTION WITH A VARIETY OF INVESTMENT OPTIONS

In early June, New York Life Insurance and Annuity Corporation introduced NYLIAC Survivorship Variable Universal Life as the newest member of the NYLIAC family of products. NYLIAC SVUL is an insurance policy that insures two individual lives and pays a life insurance benefit after the death of the last surviving insured.

The investment options offered in the NYLIAC VUL and NYLIAC SVUL policies consist of 18 investment divisions and the fixed account. As a VUL or SVUL policyowner, you benefit from the experience and professional management of leading investment advisors who work on your behalf. The extensive selection of diversified investment offerings gives you flexibility in customizing a policy to suit your individual investment style. Please refer to the VUL or SVUL Prospectus for complete descriptions of the investment divisions. The following is NYLIAC's view of the current and anticipated economic conditions that may affect the performance of the investment divisions.

ECONOMIC ENVIRONMENT MID-YEAR REVIEW

Growth continued to exceed expectations in the first half of 1998, while inflation remained surprisingly subdued. Real Gross Domestic Product (GDP) grew at an astounding annual rate of 5.4 percent in the first quarter, as the negative effects of the Asian crisis on net exports and industrial production were more than offset by robust consumer spending, residential construction, business capital spending, and a quickened pace of inventory investment.

Growth appears to have been somewhat slower in the second quarter as demand moderated, the trade deficit continued to widen, and inventory investment declined. A strike at General Motors began in June and is likely to have a negative impact on both the second and third quarters.

Inflation slowed further in the first quarter before beginning to pick up again in the second. As a result, the Consumer Price Index(1) in June was up just 1.7 percent from a year ago, virtually the same rate of inflation as in December, despite a further decline in the unemployment rate from 4.7 percent to 4.5 percent, well below levels previously associated with accelerating prices.

Wage rates have begun to accelerate, but this has been offset by decelerating benefit costs, rising productivity, the continued appreciation of the dollar, falling oil prices, and increasing competition from low priced imports.

Over the rest of the year, the economy is expected to slow to a more sustainable pace as excess inventory accumulation continues to be pared and weakness from the trade and manufacturing sectors spreads to the rest of the economy. Inflation should pick up only slightly as oil prices stop declining and the lagged effects of the higher dollar begin to dissipate. We believe the unemployment rate should begin to rise again as the economy slows, helping to moderate any rise in inflation.

The Federal Reserve has not changed monetary policy since March of 1997 and, although it adopted a tightening bias at its May meeting, it is unlikely to tighten over the remainder of the year. Bond yields have fallen to record lows and may fall further over the rest of the year.

The stock market continued its spectacular advance in the first half of the year, with the Dow Jones Industrial Average(2) gaining another 13.2 percent, following a 22.6 percent gain in 1997, 26.0 percent in 1996, and 33.5 percent in 1995. Corporate earnings growth already has begun to moderate and should slow further over the rest of the year in response to the slowing economy, rising wages, and the strengthening dollar.

Conditions in Japan and Southeast Asia have continued to deteriorate and may get worse before the economies begin to recover. On the positive side, the economic expansion in the U.S. is likely to continue with no recession in sight, and interest rates should remain low.

FUNDING YOUR VARIABLE LIFE INSURANCE POLICY

As part of your long-term financial plan, NYLIAC's variable life insurance products offer permanent life insurance protection with a variety of investment options. One of the attractive features of your VUL and SVUL policy is that you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make.

The policy's fees and charges are deducted from the cash value, and your life insurance coverage will remain in effect as long as your cash surrender value is sufficient to cover these deductions. In order to help optimize potential investment results for the future, you may increase your scheduled premium payments or make additional, unscheduled premium payments.

A higher level of premium funding may maximize the policy's investment potential and reduce the likelihood that your policy will terminate due to lower than anticipated investment performance, which could result in the cash surrender value being insufficient to cover the required monthly deductions. Your registered representative can assist you in evaluating the effects of different premium funding levels so that you can make an informed choice.

NYLIAC VUL SEPARATE ACCOUNT - I PERFORMANCE

During the first six months of 1998, positive investment returns were realized in seventeen of the eighteen investment divisions of NYLIAC Variable Universal Life Separate Account - I. Please refer to the performance summary on the following page for details. The following funds experienced double-digit total returns for this period:

MainStay VP Capital Appreciation  Alger American Small Capitalization
MainStay VP Growth Equity         Fidelity VIP II Contrafund
MainStay VP Indexed Equity        Fidelity VIP Equity-Income
MainStay VP International Equity  Janus Aspen Series Balanced
MainStay VP Total Return          Janus Aspen Series Worldwide Growth

In February 1998, interest credited on borrowed cash value during policy years 1 through 10 was increased from 6 percent to a more attractive rate of 7 percent for all our VUL policyowners. This means that the earned interest on any loaned amount is only 1 percent less than the effective annual loan interest rate of 8 percent.

NYLIAC will continue to look for opportunities to enhance our variable life insurance products. Thank you for making us "The Company You Keep(R)".

/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
Vice Chairman
New York Life Insurance Company
the parent of New York Life Insurance and Annuity Corporation

(1) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.
(2) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

NYLIAC VARIABLE UNIVERSAL LIFE AND
NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE
PERFORMANCE SUMMARY*:
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING JUNE 30, 1998
--------------------------------------------------------------------------------

                                        INVESTMENT DIVISION    YEAR                        SINCE INVESTMENT
         INVESTMENT DIVISIONS             INCEPTION DATE      TO DATE   1 YR.    3 YRS.   DIVISION INCEPTION
MAINSTAY VP SERIES FUNDS:
  Bond                                       05/01/94           3.99%    10.65%   6.73%          7.32%
  Capital Appreciation                       11/15/93          18.56%    29.19%  25.07%         19.12%
  Cash Management                            11/15/93           2.23%     4.56%   4.48%          4.15%
  Convertible                                10/01/96           7.92%    17.03%     --          14.90%
  Government                                 11/15/93           3.79%    10.44%   6.51%          5.78%
  Growth Equity                              05/01/94          15.80%    28.11%  26.28%         22.70%
  High Yield Corporate Bond                  05/01/95           5.12%    10.75%  13.98%         13.73%
  Indexed Equity                             11/15/93          17.08%    28.66%  28.79%         23.97%
  International Equity                       05/01/95          18.16%    11.76%  14.96%         12.24%
  Total Return                               11/15/93          13.07%    21.73%  17.56%         13.83%
  Value                                      05/01/95           3.89%    14.13%  20.09%         20.43%
Alger American Small Capitalization          10/01/96          12.93%    24.55%     --          11.35%
Calvert Social Balanced                      10/01/96           9.76%    18.87%     --          16.37%
Fidelity VIP II Contrafund                   10/01/96          16.33%    28.92%     --          25.65%
Fidelity VIP Equity-Income                   10/01/96          10.15%    20.80%     --          23.91%
Janus Aspen Series Balanced                  10/01/96          17.04%    26.79%     --          23.21%
Janus Aspen Series Worldwide Growth          10/01/96          26.58%    29.57%     --          29.88%
Morgan Stanley Emerging Markets Equity       10/01/96         -15.67%   -31.42%     --          -9.42%

* The values shown are unaudited.

Past performance is no guarantee of future results. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

For periods prior to May 6, 1998, when the Survivorship Variable Universal Life Insurance Policies became available, performance assumes that these Policies were available and that the Investment Divisions were offered under the Survivorship Variable Universal Life Policies, which they were not.

Performance reflects the deduction of the policy's current mortality and expense risk charge (.60%), the administration fee (.10%) and total fund operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and premium and federal tax charges. Had these expenses been deducted, total returns would have been lower.

NYLIAC has agreed to assume a portion of the expenses of the MainStay VP Convertible and the MainStay VP International Equity Investment Divisions until 12/31/98. This expense limitation was in effect until 12/31/97 for the MainStay VP High Yield Corporate Bond, and MainStay VP Value Investment Divisions, and until 12/31/96 for all other MainStay VP Investment Divisions. In addition, Janus Capital Corporation has agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the Janus Aspen Series Worldwide Growth Investment Divisions; and Morgan Stanley Asset Management Inc. has agreed to reduce the advisory fee and assume certain expenses of the Morgan Stanley Emerging Markets Equity Investment Division. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

For additional information, including illustrations which reflect guaranteed maximum cost of insurance rates, please consult the prospectus.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

The equity market retreated from its blistering pace in the first quarter to more modest advances in the second quarter, chiefly as a result of a more sobering assessment of the Asian economic crisis. Any thoughts that the Asian crisis would be a short-lived event have been put to rest. The main question now is how will U.S. corporate profits fare in the second half of the year and in 1999? Most companies will soon report second-quarter earnings and give guidance on future prospects. One thing is clear: the likely slowing of corporate profits will be far from uniform. While the basic material, energy and commodity-technology sectors appear most vulnerable, the consumer and healthcare sectors continue to show signs of strength.

The second quarter of 1998 saw the market lose the wind at its back, with the average general U.S. equity mutual fund losing 0.2% to 0.3% according to Lipper(1) and Morningstar(2) with initial gains followed by losses. The S&P 500 Index(3) (with dividends) returned 3.30%, the Dow Jones Industrial Average(4) returned 2.1% and NASDAQ(5) posted a 3.2% gain. The stock market has displayed two characteristics over the past 18 months: a mix of strongly performing quarters followed by sputtering quarters. The engine of the stock market did not seem to be able to remain energized for more than three months before it took a breath. Also, the narrowness of the best-performing part of the market has remained markedly consistent. Investors fared best in blue chip investments such as U.S. Treasury bonds and "nifty-fifty" type equity investments such as large capitalization stocks with prospects of rising earnings. Smaller stocks and investments in fundamentally cheaper "value" stocks were not rewarded in this environment. In fact, as stocks got smaller or more value oriented, the performance got worse for the quarter. As a result, S&P Index funds, emphasizing the large-cap names that dominate the Index, have outshone active managers. The only stock funds that outperformed the S&P during the quarter were large-cap growth funds which returned 5.24%. During the second quarter, large cap blend funds were up 2.12% and mid-cap growth funds posted a small gain of 0.87%.

The outperformance of the largest names in the S&P 500 is particularly notable as these companies' earnings as a whole have been shrinking, are influenced by currency depreciations outside the U.S., and may be greatly affected by the continuing Asian financial crisis. The recent increase in wages could signal coming inflation, which has been an insignificant factor for several years. Fueling the market despite these weaknesses, these companies are also viewed by investors as "safe havens" with expectations of lower volatility if the market goes down. Also, because of their liquidity, investors believe large-cap blue chips will be easier to sell in a market downturn.

On the fixed income side, the safest bonds and the funds that hold them outperformed the riskier end of the spectrum. According to Lipper, general U.S. Treasury funds posted a return of 2.92% for the quarter, A-rated corporate bonds recorded gains of 2.36% for the period and tax-free funds had returns of 1.29%. Interest rate declines help performance of the bond market because bond prices rise as interest rates decline. This is in direct contrast to the average emerging market bond fund which lost 7.7% in the second quarter and junk-bond funds which gained a paltry 0.29%. This reflects a new cautiousness on the part of investors, who added $6.2 billion into taxable bond funds in May, versus $3.6 billion in April. Municipal funds listed $2.4 billion in new investments in May, versus $544 million in April. Foreign buyers continued their love affair with U.S. bonds, despite the 30-year U.S. Treasury bond's lowest yield in several years. Adding fuel to the fire, a positive Federal budget picture is sure to decrease the supply of U.S. Treasuries, as the Government has less debt to finance going forward.

Internationally, the second quarter was a tale of two markets. Investors in developed markets fared far better than those who invested in emerging markets. European markets embracing American production and management efficiencies are soaring. According to Lipper, funds investing in Europe posted the most positive results, on average returning 6.30% for the second quarter. On the other hand, Asia's financial crisis is not over and is

--------------------------------------------------------------------------------

spilling over into Latin America. The flight to quality and the American markets have only exacerbated emerging market economic woes.

Looking forward, several factors are lurking which may hurt the robustness of the U.S. economy. Increasing wages, which constitute two-thirds of the CPI(6), may ignite inflation if productivity gains do not increase proportionately. Also, the Asian financial crisis is not over. Many economists who participated in The Wall Street Journal's latest semi-annual forecasting survey believe that the brunt of the Asian crisis will hit the U.S. over the next several months, causing growth to slow and unemployment to increase. However, on the positive side, many Asian countries are facing the enormity of their respective economies' problems and are taking steps to solve them. In the meantime, we continue to enjoy low inflation, stable interest rates and steady growth -- key ingredients for an ebullient economy.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance.
(2) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) and 5 (high) stars are based on a fund's three- and five-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. The top 10% of funds in a rating group may receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Portfolios are not rated until they have three years of performance history.
(3) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The MainStay VP Series Fund, Inc. is not sponsored, endorsed, sold or promoted by Standard & Poor's. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(4) The Dow Jones Industrial Average is a trademark of, and the property of, Dow Jones and Co., Inc. The DJIA Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.
(5) "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.
(6) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

Market Overview

The first half of 1998 has resulted in another period of attractive investment returns for the U.S. financial markets, with particularly strong returns from the stock market.

The U.S. economy continues to enjoy robust expansion -- with strong growth, low inflation, a Federal budget surplus and a structurally sound economy. As a result, the financial health of most U.S. firms remains strong. Overseas, however, the Asian economy is suffering as many emerging Asian countries are ravaged by currency devaluations, capital flight and heightened balance of payment pressures. Near term, the crisis has caused a flight to quality to the U.S. financial markets, bolstering values here. Longer term, the Asian crisis will have a negative impact on the worldwide economy, particularly on U.S. companies in commodity and export related industries.

The stock market has reached historically high price levels in both absolute and relative terms. While corporate earnings growth has slowed, valuation levels have increased as interest rates have declined and merger and acquisition activity has increased.

The bond market produced returns in line with interest income and modest price appreciation. The modestly lower interest rate environment has caused spreads to widen on mortgage-backed securities and corporate bonds due to prepayment concerns and unprecedented new issue supply as corporations sought to lock-in lower financing costs.

Looking forward for the rest of the year, we anticipate a stable monetary policy will be maintained by the Federal Reserve Board. A stable interest rate outlook combined with continued strength in consumer demand, should provide a favorable environment for the stock and bond markets.

Jean Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- A robust economy, with low interest rates, modest inflation, and low unemployment moved stocks higher in the first six months of 1998.
- Weaknesses in Asian economies caused a flight to quality, liquid companies that investors felt may perform relatively well in the event of an economic downturn.
- Merger and acquisition activity was high, with several large transactions that stimulated interest in the stock market.
- The S&P 500(1) advanced to record levels in June.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP Capital Appreciation Portfolio returned 18.97% for the six month period ended 6/30/98 and 30.10% for the one year period ended 6/30/98.
- The Portfolio outperformed the S&P 500, which returned 17.71% during the six month reporting period.
- The Portfolio benefited from individual security selection among consumer retail stocks, and a reduction in its technology and energy holdings.
- The Portfolio outperformed the average Lipper(2) capital appreciation portfolio, which returned 15.63% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
With U.S. gross domestic product increasing more than investors anticipated in the first half of 1998, the stock market enjoyed robust returns. Low interest rates, benign inflation, low unemployment, and a rallying bond market all contributed to positive investor psychology during the reporting period.

A number of factors combined to focus investor attention on large-capitalization growth stocks. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality which attracted investors to domestic companies and highly liquid securities. Asian difficulties also caused problems for several technology companies. Declining oil, gold, and copper prices caused weakness among energy and commodity-related issues and moved many investors from undervalued securities into large, dependable growth companies.

Strong merger and acquisition activity stimulated interest in the stock market, with several large deals in the financial sector. Problems with an earlier merger, however, had a negative impact on Cendant, which was among the worst performing stocks in the S&P 500 during the second quarter of 1998.

WHY WAS THE PORTFOLIO ABLE TO OUTPERFORM ITS PEERS?
The Portfolio benefited from strong security selection, strategic sales, and strong growth among many of its core holdings. The Portfolio's domestic retail holdings provided excellent performance. We reduced the Portfolio's technology holdings, particularly among commodity-type products. At the same time, the Portfolio benefited from strength in companies with proprietary products, such as Microsoft and certain pharmaceuticals. Also, our decision to reduce holdings in the oil services sector helped us reduce the impact of declining oil prices on the Portfolio.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?
The Portfolio purchased EMC, a corporate data storage provider with a consistent growth record. The Portfolio sold some 3Com stock to make the purchase, a result of our decision to reduce commodity-based technology companies and increase the Portfolio's exposure to companies which offer more proprietary products and services. EMC rose 63% in the first half of 1998 and had a positive impact on the Portfolio's performance.

The Portfolio also purchased Pfizer, which had a slightly negative impact on performance as some investors sold their positions in order to take profits in the stock. Nevertheless, we believe that their accelerated earnings growth, broad product line, and direct-to-the-consumer marketing strategy may result in strong performance over the next six to twelve months.

Another large purchase for the Portfolio was Disney, which we quickly sold when the stock began to decline, with a slightly negative impact on performance. A more positive holding was Colgate-Palmolive, which the Portfolio bought in late April. The company is benefiting from its global scope, cost cutting, and track record of generating dependable earnings. With the recent sales success of the company's toothpaste called Total, we believe it will have excellent potential going forward.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?
The Portfolio sold Adaptec, which had a dramatically negative change in fundamentals, due to Asian difficulties and a slowdown in earnings. The stock declined 40% during the first half of 1998. The Portfolio also sold 3Com, which we mentioned earlier, because of Asian difficulties and the company's inventory problems in their U.S. robotics unit, which we expect to have a negative impact on earnings.

As interest rates declined, mortgage refinancing activity increased, which had a negative impact on mortgage insurer, MGIC Investment. With a declining growth profile, we decided to sell the Portfolio's position late in the second quarter of 1998 to take profits earned over the last several years. The Portfolio also took profits in Mattel, a stock it has owned and sold over the years. We saw the fundamentals weakening when sales of their Barbie Doll declined, Toys "R" Us cut back on its inventory, and the company's Tyco toy division provided lower than anticipated earnings estimates. The sale had a positive impact on the Portfolio's performance.

DID YOU SAY YOU REDUCED HOLDINGS IN THE ENERGY SERVICES SECTOR?
Yes. We decided that with declining oil prices and reduced demand from Asia, we would sell the Portfolio's position in Diamond Offshore Drilling and ENSCO International. The Portfolio continued to hold Halliburton, which is an exploration and drilling company, but we reviewed its prospects during the reporting period. The general effect of holding energy services companies was negative, so we viewed the sales as positive for the Portfolio.

WHICH STOCKS WERE THE BEST PERFORMERS?
Lucent Technologies was up 108.6% in the first half and had a substantial positive impact on the Portfolio's performance, as it won telecommunications contracts and continued to have solid earnings per share growth and an attractive cost structure.

Tyco International is a conglomerate with holdings in fire retardation, security systems, fiber optic cable, and health care. Tyco bought ADT Limited International and Sherwood Davis, a medical device manufacturer, and advanced nearly 40%, with a large and positive impact on the Portfolio's performance.

Schering-Plough is a premier pharmaceutical company. Its Claritin product for allergy sufferers was an excellent performer, with $1.7 billion in sales and rapid sales and earnings growth. Once again, the Portfolio benefited strongly as the stock rose 48.3%.

WERE THERE OTHER STOCKS THAT PERFORMED WELL FOR THE PORTFOLIO?
Yes, there were several. Kohl's is a family apparel retailer that benefited from many investors focusing on purely domestic names. The stock was up 52% with a substantial positive impact on the Portfolio. Staples and Home Depot were other retailers that fit a similar profile and also had a positive impact on performance.

In the financial sector, the Portfolio had good success with SunAmerica, a major annuity provider. The company markets fixed and variable annuities to a variety of distribution channels including banks and stockbrokers. SunAmerica's purchases of fixed and variable annuities have helped contribute to SunAmerica's earnings per share growth in the 18% to 20% range during the reporting period. Although the company had faced some questions last year about accounting practices, it rose 35% during the reporting period.

Finally, in the communications area, the first quarter announcement that WorldCom would purchase MCI, a telecommunications, long-distance, local, and internet provider, caused WorldCom to rise 60% during the first half of the year.

WERE THERE NAMES THAT DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?
Cendant was a stock the Portfolio owned that had major problems in April. The company was formed in the fourth quarter of 1997 from the merger of HFS and CUC International. When certain of CUC's accounting practices came into question in April, the stock price was cut in half. We believe the business units have robust trends and are in vibrant sectors such as housing and travel, so as of the end of June, the Portfolio continued to hold the stock. But the overall impact of the news was negative for the Portfolio's performance.

WHAT DO YOU BELIEVE WERE THE BEST DECISIONS YOU MADE FOR THE PORTFOLIO DURING THE FIRST HALF OF 1998?
Sticking to our investment disciplines and proactively reviewing every stock in the portfolio. We decided to increase the Portfolio's weighting in the securities we felt most confident about, within our diversification guidelines. That led us to increase the Portfolio's holdings in companies like Lucent Technologies, which were strongly positive.

We also believe our decision to reduce technology and energy stocks helped the Portfolio, and sticking with the Portfolio's heavy exposure to domestic retailers and financial firms helped performance in a low-interest rate environment that stimulated consumer spending and loan activity.

WERE THERE ANY DECISIONS YOU MADE THAT YOU NOW REGRET?
Of course, in hindsight, we wish we hadn't held the Portfolio's position in Cendant in April, but we could never have foreseen the difficulties the company faced. We would have liked to have had zero energy exposure in the Portfolio, but we're glad we sold the names we did.

WHICH SECTORS DID THE PORTFOLIO EMPHASIZE DURING THE FIRST HALF OF THE YEAR? We're bottom-up investors that select stocks on their individual merits. As a result of this approach, the Portfolio was overweighted in communications. Although this sector underperformed as a whole, the Portfolio's communication holdings returned more than 60% in the first half of the year. We were also heavy in consumer cyclicals, such as retailers and restaurants, automotive stocks, and housing, which were generally positive for the Portfolio's performance, with the exception of Cendant.

Being overweighted in technology stocks was beneficial, primarily because we chose companies with proprietary products for the Portfolio. Over the reporting period, we decreased the Portfolio's exposure in light of the impact the Asian difficulties had on technology production and the declining interest in commodity-type products such as memory chips and adapter cards.

The Portfolio was also overweighted in financial stocks, although the companies it held underperformed the market in general. Several were tied up in merger transactions, and may perform well when the deals are completed.

WERE THERE SECTORS WHERE THE PORTFOLIO WAS UNDERWEIGHTED?
During the reporting period, the Portfolio was underweighted in basic materials and capital goods, which was beneficial for performance. The Portfolio was also underweighted in consumer staples, since many of the companies didn't meet our growth criteria. While this sector underperformed in general, the Portfolio's holdings outperformed the market.

Our decision to underweight in energy, utilities, and transportation stocks generally had a positive impact on the Portfolio's performance.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe the domestic economy is slowing down and may continue to do so as we begin to feel the full impact of the Asian difficulties. That could result in lower corporate profits, which may have a generally positive effect on companies with dependable earnings growth, such as proprietary technology companies, pharmaceuticals, retailers, and financial firms. Of course, it could also have a negative effect if the impact of the Asian difficulties is severe.

We anticipate low inflation and possibly even lower interest rates. Whatever the future brings, we will continue to apply our proprietary research disciplines as the Portfolio seeks long-term growth of capital, with dividend income, if any, as an incidental consideration.

Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The MainStay VP Series Fund, Inc. is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Domestic bond and money markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.
- During the reporting period, the money market yield curve was flat and exhibited low volatility.
- During the first half of the year, the average money market portfolio remained within a narrow range of 55 to 60 days to maturity.
- Treasury bills were relatively expensive throughout most of the reporting period, moving opportunities into other segments of the money market.

PORTFOLIO RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- The Portfolio stayed within 50 to 60 days to maturity throughout most of the first six months of 1998.
- The Portfolio avoided Treasury securities in favor of commercial paper, floating-rate notes, certificates of deposit, Yankee obligations, and asset-backed securities.
- The Portfolio owned only top-tier securities throughout the reporting period.
- The Portfolio's 2.58% return outperformed the average Lipper(1) money market portfolio, which returned 2.54% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
During the first half of 1998, domestic bond and money markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, keeping the Federal Reserve Board from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range.

With a yield curve that was virtually flat, there were few advantages to changing average maturity. The average money market portfolio stayed within a range of 55 to 60 days to maturity throughout the first half of the year. With the flight to quality surrounding the Asian difficulties and reduced federal issuance, Treasury bills became somewhat expensive, shifting opportunities to other market sectors.

WHAT ACCOUNTED FOR THE PORTFOLIO'S ABOVE-AVERAGE PERFORMANCE?
In an environment where the yield curve remains steady and relatively flat, there was little opportunity to add value by extending maturities. We also believed that Treasury bills were severely overpriced and avoided them in the Portfolio. Instead, we looked for securities that offered yield advantages without taking on substantial risk. We focused on domestic and Yankee financial issues, corporate and asset-backed commercial paper, and floating rate notes. Each of these sectors contributed to the Portfolio's above-average performance.

DID THE PORTFOLIO OWN ANY ASIAN SECURITIES?
No. We saw the problems in Asia and avoided their securities entirely. We did, however, invest the Portfolio's assets in a number of international securities, primarily Yankee issues of banks and insurance companies. In a low interest rate environment, we felt financial firms would do well -- and their securities showed strong performance throughout the reporting period. We selected credits that were rated AA(2) or better, and the Portfolio remained focused on issuers we felt had minimal Asian exposure.

DID THE PORTFOLIO FACE ANY CURRENCY RISK?
No. Yankee issues are denominated in dollars, so there's no currency risk.

ARE THERE ANY ADVANTAGES TO GLOBAL DIVERSIFICATION?
By diversifying with strong European issuers, we were able to expand the Portfolio's horizons beyond domestic securities without increasing its risk. We believe that diversification is an effective way of seeking to manage risk, so we believe investors may benefit from global diversification, as long as the quality remains high.

HOW MUCH DID THE PORTFOLIO INVEST IN COMMERCIAL PAPER?
A significant portion of the Portfolio's assets were invested in commercial paper, including direct issues by corporations -- and asset-backed issues with high credit quality, strong cash flows backed by collateral and highly rated credit enhancement. Commercial paper contributed positively to the Portfolio's performance.

WERE THERE OTHER SECTORS IN WHICH THE PORTFOLIO INVESTED?
Yes, the Portfolio purchased some one-year floating rate notes that we believed were inexpensively priced relative to commercial paper. The notes helped the Portfolio's performance and gave us a good way to manage the Portfolio's average maturity.

DID THE PORTFOLIO INVEST IN CALLABLE CDS OR OTHER ESOTERIC SECURITIES?
While the Portfolio has utilized those securities in the past, they offered few advantages to issuers or investors during this relatively calm period in the money markets. So the Portfolio invested primarily in simpler, "plain vanilla" securities that offered greater liquidity. That decision was positive for the Portfolio's overall performance.

HOW DO YOU SEEK TO MANAGE RISK IN THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO? One way is through careful credit analysis. In addition to seeing what the rating agencies have to say, we watch the performance of corporate issuers in the stock market. If their stock falters, we use it as a trigger to sell their debt securities held in the Portfolio. We believe that the stock market can discount new information much faster than rating agencies can reflect it.

The Portfolio also focuses on securities in the highest rating categories. The Portfolio did not invest in second-tier issues and split-rated issues. In fact, the lowest rating on any security the Portfolio owned was A-1/P-1(3) which is very high. During the reporting period, the Portfolio only invested in top-tier securities.

WHAT IS YOUR OUTLOOK GOING FORWARD?
Looking ahead, we believe that Asian turmoil, inflation expectations and reactions to reduced Treasury financing have been almost fully priced into the market. So we're taking a relatively neutral stand. While we remain bullish over the long-term, we believe unusual movements in the yield curve and other minor market fluctuations may present the most obvious opportunities in the next couple of months. Whatever happens, we will continue to seek high-quality securities that may provide a high level of current income consistent with preservation of capital and liquidity.

Ed Munshower
Claude Athaide
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Debt rated AA by Standard & Poor's differs from the highest rated issues only in small degree.
(3) A Standard & Poor's Corporation Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Moody's Investors Services, Inc. employs an investment grade to indicate the relative repayment capacity of rated issuers of commercial paper not having an original maturity in excess of nine months. Issuers rated P-1 (Prime-1) (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

MAINSTAY VP CONVERTIBLE PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- During the first half of 1998, domestic stocks and bonds both rallied, with the S&P 500(1) reaching record highs.
- In general, convertible securities underperformed equities by a substantial margin.
- Convertibles with exposure to Asian markets suffered as demand slackened throughout the Pacific region.
- Difficulties among some major high yield issuers led convertible investors to reevaluate risks.
- Telecommunications and media mergers pushed valuations to high levels, while declining oil prices resulted in losses among energy-related issues.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP Convertible Portfolio returned 8.29% for the six month period ended 6/30/98 and 17.86% for the one year period ended 6/30/98.
- Careful evaluation of risk and reward helped the Portfolio make sound investments in a market filled with individual disasters.
- The Portfolio benefited from convertibles in a wide range of industries, while energy and commodity holdings underperformed.
- The Portfolio underperformed the Lipper(2) Specialty/Miscellaneous Average, which returned 15.95% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The first six months of 1998 provided positive stock market returns. Indeed, the S&P 500 Index rose more than 17%, reaching record levels by the end of June. Unfortunately, the convertible bond market didn't keep pace with the equity market's advance. Problems among certain high yield issuers, notably Sunbeam, Western Digital, FPA Medical, and Boston Chicken, caused investors to rethink their risk parameters. Problems in Asian markets also took a toll, with investors being forced to take losses even in highly liquid names.

As a result, the convertible landscape was strewn with individual disasters, giving investors added incentive to carefully evaluate both the risk and reward potential of the securities they selected. Merger and acquisition activity in the telecommunications, cable and media industries pushed prices to high levels, increasing the risk parameters of these convertibles, thus reducing the opportunities in some of the largest sectors of the convertible market. Declining oil prices caused energy-related issues to underperform and slipping gold and silver prices caused precious-metal names to show poor performance. Nevertheless, the market provided a wide range of opportunities among technology companies, retailers, and other issuers with strong fundamentals and positive earnings potential.

WHICH SECURITIES WERE THE WORST PERFORMERS DURING THE REPORTING PERIOD?
There were a few high yield issuers that faced serious problems. Sunbeam and FPA Medical were large issuers whose fundamentals deteriorated. Fortunately, the Portfolio didn't participate in either of those companies' offerings. Another troublesome company was Boston Chicken, which the Portfolio held going into the reporting period. Although we had hoped to see a turn in operations, the management team failed to fix the company's problems and was eventually fired, and the convertibles performed very poorly. Although it was the worst holding in the Portfolio, the position was small and had a 40 basis point impact on overall performance.

DO YOU CONTINUE TO HOLD BOSTON CHICKEN?
Yes. We believe that the market has overreacted to the company's problems and anticipate receiving higher values if a restructuring plan is put in place.

WHICH SECURITIES DID THE PORTFOLIO PURCHASE DURING THE REPORTING PERIOD?
World Color Press was one of the Portfolio's biggest purchases and a strong performer. We liked the company's management, the quality of its printing, and its reputation in the industry. We had bought and sold the convertibles last year in profitable transactions. When KKR, a major investor in World Color Press, elected to sell a portion of its holding, it put pressure on the convertibles and we were able to make significant purchases over the second quarter of 1998 at attractive prices. The Portfolio purchased the bonds around par value and at the end of the reporting period they were trading at a premium, so they had a significant positive impact on the Portfolio's performance.

The Portfolio also bought 6.00% convertible bonds maturing in 2005 from Advanced Micro Devices (AMD). AMD is the second largest chip manufacturer behind Intel and had, we believe, an attractive offering in their K6 chip, the company's answer to Intel's Pentium chip. Unfortunately, as demand in Asian markets declined, the price of AMD stock went from the mid-20s into the teens. That took a substantial toll on the Portfolio's performance. The Portfolio continues to hold the convertibles because they offer a yield to maturity of over 9% and we believe that they have good price appreciation potential.

DID THE PORTFOLIO HAVE OTHER MAJOR PURCHASES DURING THE FIRST HALF OF 1998?
As prices of Real Estate Investment Trust (REIT) securities declined through the second quarter, we felt that they were an attractive investment for the Portfolio based on both yield and valuation. In particular, we believed there was fundamental value in the retail REIT sector, which was benefiting from positive trends among major retailers.

In June, the Portfolio purchased a convertible preferred issued by General Growth Properties, one of the largest owners of shopping malls in the United States. The preferred issue offered a yield of 7.25%, and a very modest conversion premium, thus allowing the Portfolio to participate in much of the positive movement in the stock, with significant downside protection provided through the yield.

CAN YOU GIVE AN EXAMPLE OF A SECURITY THAT WAS SOLD DURING THE REPORTING PERIOD? Certainly. A company the Portfolio sold was Cendant, a company that resulted from the merger of CUC International and HFS. We liked the mandatory convertible preferreds when the Portfolio purchased them, but during the first half of the year, questions about accounting irregularities at CUC International resulted in both the stock and mandatory convertible preferreds being severely punished. When the stock rebounded, the Portfolio sold the mandatory convertible preferreds and moved into the convertible bonds, which should provide significantly greater downside protection if the stock decreases from current levels.

WHICH SECURITY PROVIDED THE BEST PERFORMANCE FOR THE PORTFOLIO DURING THE FIRST HALF OF 1998?
The Portfolio did well with Time Warner convertible bonds and preferreds. In the strong cable and media market, the stock did very well and the convertibles followed suit. When they rose to the level where they took on the downside characteristics of equities, we sold the Portfolio's position to reduce the Portfolio's risk profile and take profits.

WERE THERE OTHER SUCCESS STORIES?
Yes. Newell Financial Trust convertibles moved from around 50 when the Portfolio bought them last year to around 60 at the end of June 1998. So we pared back on the Portfolio's position to take profits. Newell is a little-known integrator of major brand names, from Rolodex and ball point pens to household products. Their success has come from their ability to streamline manufacturing processes, and their securities have been positive for the Portfolio.

WERE THERE PORTFOLIO HOLDINGS THAT DID POORLY DURING THE FIRST HALF OF THE YEAR? Commodity prices, including precious metals, declined substantially during the reporting period. The Portfolio held Coeur d'Alene Mines, a major name in silver and gold mining that did poorly as precious metal prices declined.

IS THE PORTFOLIO OVERWEIGHTED OR UNDERWEIGHTED IN ANY SECTORS OF THE MARKET? Generally speaking, we are bottom-up investors, which means we select securities for the Portfolio based on their individual merits, rather than on sector characteristics. Nevertheless, we believe that there is likely to be an upsurge in real estate companies that service the retail sector. The Portfolio has taken positions in a number of these real estate companies, and closed the first half of 1998 overweighted in REIT securities. The Portfolio was also overweighted in energy, and we believe that the larger energy companies may provide better performance and more resilience to market forces.

The Portfolio ended the first half underweighted in media, which we believe is overvalued. The Portfolio is also underweighted in steel, as metals and heavy manufacturing have both shown weakness in recent months, particularly with the General Motors strike situation.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We continue to remain cautious about the potential for credit problems. Having seen problems in several high yield issuers, we will continue to do careful credit research before we invest. The disjointed, sector specific behavior of the market may pose both opportunities and hazards going forward. Going into the third quarter, we're beginning to find potential opportunities among so-called busted converts, which trade like income securities because their stock price has fallen significantly.

We will continue to focus on both the risk and reward characteristics of all the securities we consider as we seek capital appreciation together with current income.

Denis Laplaige
Neil Feinberg
Thomas Wynn
Portfolio Managers
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The MainStay VP Series Fund, Inc. is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

MAINSTAY VP GOVERNMENT PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Domestic bond markets were influenced by Asian economic contractions, a solid U.S. economy, and relatively tame inflation during the first six months of 1998.
- During the reporting period, the market experienced low volatility and a flattening yield curve in the second quarter.
- Although 30-year Treasury bond yields declined to record levels in June, overall, yields tended to remain in a relatively narrow range.
- Mortgage prepayments came in waves with minor shifts in interest rates over the reporting period.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP Government Portfolio returned 4.15% for the six month period ended 6/30/98 and 11.22% for the one year period ended 6/30/98.
- The Portfolio benefited by shifting from long to neutral duration in both the first and second quarters of 1998.
- In the Treasury market, moving between newer and older issues provided opportunities to enhance returns.
- Shifting the Portfolio's concentration in mortgage-backed securities also benefited the Portfolio, although being overweighted at the end of the second quarter had a negative impact on performance.
- The Portfolio outperformed the average Lipper(1) general U.S. government portfolio, which returned 3.68% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
During the first half of 1998, the domestic bond markets were largely influenced by world events. Economic contractions in Asian markets, including Japan, caused difficulties in markets from Latin America to Russia and China. One positive outcome has been relatively tame inflation, which has kept the Federal Reserve Board from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with 2-year Treasuries declining just 16 basis points over the first half of the year, and 30-year Treasuries remaining flat in the first quarter, but declining 30 basis points in the second quarter of 1998.

The market has begun to see a reawakening of investors to the fixed-income market. Broad market returns exceeded 10% over the past year, returns equity market participants would have expected before the strong bull equity market of the past three years. Given the past two of three quarters, bond returns were in line or exceeded stock returns and investors have responded by increasing their allocation back to bonds.

The price rally led to a flattening yield curve, which presented some opportunities from a technically oriented viewpoint and supply dynamics, creating trading opportunities among newer and older issues. Higher-coupon mortgage-backed securities saw high prepayments early in the year, creating buying opportunities. Overall, however, Treasuries tended to outperform other sectors over the first half of the year.

WHAT ACCOUNTED FOR THE PORTFOLIO'S STRONG PERFORMANCE?
The Portfolio's duration strategy benefited performance throughout the reporting period. Given our strategically bullish outlook, we kept the Portfolio's duration in the neutral to long range. Over the reporting period, the Portfolio was neutral as rates headed higher and longer as rates were declining.

Another factor that helped the Portfolio outperform its peers was the yield curve. In the first quarter, the yield curve was unchanged, so the Portfolio had no opportunity to add value there. But in the second quarter, the curve flattened about 20 basis points. Because the Portfolio was very heavily concentrated in the back end of the market, it was able to draw substantial benefit from the rally in 30-year Treasury bonds, compared to portfolios with investments more evenly spread across various maturities.

WERE THERE SPECIFIC STRATEGIES YOU USED TO ADD VALUE TO THE PORTFOLIO DURING THE REPORTING PERIOD?
Yes. We added value to the Portfolio through specific security selection in the Treasury market. Using a variety of technical indicators, we moved between newer and older issues to take advantage of shifting supply dynamics. The result was an incremental increase in return. Older Treasuries added value in the beginning part of both the first and second quarters, newer securities in the latter part of each quarter. Over the period, the strategy had a positive impact on the Portfolio's performance.

WHAT HAPPENED IN THE MARKET FOR MORTGAGE-BACKED SECURITIES?
At the beginning of the year, the Portfolio was underweighted in higher-coupon mortgage-backed securities. At the time, we anticipated a surge in prepayments and believed that mortgage-related bonds would underperform. That's exactly what happened and our decision to reduce exposure to high-coupon mortgage securities had a positive impact on performance.

After the prepayments rose, we increased the Portfolio's exposure to mortgage securities, feeling that at their adjusted price levels they had appreciation potential. At that point, we focused primarily on commercial mortgages, for a couple of reasons. First, new issuance was heavy, but demand was not, which tended to force prices down to attractive levels. We also liked commercial mortgages because we believed they carried less risk of prepayments if interest rates continued to decline.

WHAT WAS THE IMPACT ON THE PORTFOLIO'S PERFORMANCE?
As the market began to rally in the second quarter of 1998, we pared back on the Portfolio's positions to take profits. Naturally, that was positive for the Portfolio's performance. But the Portfolio remained overweighted in mortgage-backed securities in the latter part of the second quarter, which hurt performance a bit when a second wave of prepayments began.

As it happens, the Portfolio had invested in coupons that were relatively insensitive to prepayment risk, but as the mortgage market in general underperformed, we believe we missed some of the opportunities that were available in the Treasury market.

DID THE PORTFOLIO MAKE ANY DRAMATIC SHIFTS IN ITS SECTOR ALLOCATIONS DURING THE REPORTING PERIOD?
Not really. Overall, the Portfolio decreased its weighting in mortgages from 14.1% of net assets at the beginning of the year to about 13.5% at the end of the first half of 1998. The allocation to Treasuries and agencies was increased slightly, and the Portfolio's weighting in variable rate notes increased.

HAS THE PORTFOLIO MAINTAINED ITS HIGH QUALITY RATING?
Yes, it has. The overall credit quality of the Portfolio's investment portfolio is agency,(2) which is better than AAA.(3) As we seek opportunities for the Portfolio, we try to keep the Portfolio in the highest-quality securities to avoid exposing the Portfolio's shareholders to unnecessary credit risks. We're pleased with the Portfolio's recent performance, because we believe it has provided investors with higher-than-average returns with lower-than-average risk in the government securities market.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe that the major factors influencing our strategy over the past year -- Asian turmoil, inflation expectations, and reactions to the reduced Treasury financing -- have been almost fully priced into the market. While we remain bullish on bonds for the longer term, as we start the third quarter, we are taking a more neutral strategy for the Portfolio. We believe that the changes in the Treasury's financing calendar, given the budget surplus, may provide opportunities along the curve. We also see potential opportunities in mortgages that have low probabilities of refinancing.

Whatever happens, we will continue to seek securities that offer a high level of current income, consistent with safety of principal.

Ravi Akhoury
Edward Munshower
Portfolio Managers
MacKay-Shields Financial Corporation

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(2) Agency rating is above AAA. Currently, debt rated AAA has the highest rating assigned by Standard & Poor's. These ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the stability or safety of the Portfolio.
(3) Debt rated AAA has the highest rating assigned by Standard & Poor's.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- A robust economy, with low interest rates, modest inflation, and low unemployment helped most bond markets provide strong performance in the first six months of 1998.
- In June, the yields on 30-year Treasury bonds declined to all-time lows, moving prices higher for most income securities.
- While yield spreads remained narrow through most of the reporting period, spreads widened in June, expanding the return potential of lower-rated bonds.
- Telecommunications and media continued to account for a substantial percentage of new issuance in the high yield market.
- Record inflows continued to strengthen the high yield market throughout the reporting period.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP High Yield Corporate Bond Portfolio returned 5.48% for the six month period ended 6/30/98 and 11.53% for the one year period ended 6/30/98.
- As of 6/30/98, the Portfolio was rated five stars overall by Morningstar, Inc.(1)
- The Portfolio benefited from individual security selection in higher-quality high yield bonds and increased holdings among bonds rated B(2) as spreads widened in June.
- The Portfolio benefited from being overweighted in industrials, media, from selected holdings in telecommunications and from being underweighted in cyclicals and commodity-related issues.
- Looking ahead, the Portfolio has maintained its exposure to Asian markets and decreased its equity holdings.
- The Portfolio outperformed the average Lipper(3) high current yield portfolio, which returned 4.58% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
During the first six months of 1998, the high yield bond market benefited from the strength of the economy, benign inflation, and generally low interest rates. Given the difficulties in Asia, it appeared unlikely that inflation would become a problem, and the Federal Reserve Board did not move to affect interest rates. Even so, in June, 30-year Treasury yields dropped to all-time lows, which helped raise prices in most bond sectors.

Yield spreads, which were generally tight throughout the reporting period, began to widen in the second quarter of 1998. This increased the return potential of lower-rated securities, which had previously been low relative to inherent risk. While default rates increased slightly during the reporting period, they remained low relative to historical standards.

During the reporting period, new issuance remained strong among media and telecommunications companies, but many of the securities appeared to be overpriced. Asian difficulties led to widening spreads, creating opportunities among issuers with strong fundamentals and adequate cash flow to service their debt.

WHAT WAS THE PRIMARY REASON THE PORTFOLIO OUTPERFORMED ITS PEERS?
Strategic security selection. In evaluating high yield securities, we consider a number of factors beyond just the yield. We consider the quality of the company, its ability to cover its debt, and the amount of risk it might face in the event of an economic downturn. During the reporting period, we were relatively risk-averse for the Portfolio, stressing the upper quality tiers in the high yield universe. As it happens, many of the securities we selected for the Portfolio performed very well during the reporting period, particularly as the markets reacted to Asian difficulties by preferring higher-quality issues.

The Portfolio also avoided much of the new issuance in the media and telecommunications area, which we felt was overpriced. Instead, we concentrated the Portfolio's telecommunications holdings in a few companies that we believed had strong potential and outperformed the telecommunications sector as a whole.

DID THE PORTFOLIO OWN ANY TELECOMMUNICATIONS COMPANIES?
A good example of one would be CD Radio, a satellite company that proposes to do for radio what Direct TV did for the television market. It plans to introduce national satellite radio, which is an entirely new concept and one we believed the market would find attractive. Since the company's bonds were the Portfolio's top performers, our security selection proved beneficial for the Portfolio.

DID THE PORTFOLIO OWN OTHER SECURITIES THAT SHOWED STRONG PERFORMANCE DURING THE FIRST HALF OF 1998?
Absolutely. The Portfolio benefited from Seven Sixty Seven Leasing paper, which was a secured aircraft lease backed by 767s for TWA. The issuer bought back the bonds from the Portfolio at a significant premium, which contributed positively to performance.

During the reporting period, the Portfolio purchased bonds in UIH Australia Pacific, which is a beneficiary of the consolidating Australian cable market, and both securities contributed positively to performance. The Portfolio also owned both stock and high yield bonds for Quest Diagnostics, a lab testing company that we felt had outstanding potential and our judgment proved correct.

WHAT SECURITIES DID THE PORTFOLIO PURCHASE DURING THE REPORTING PERIOD?
The Portfolio purchased Octel Developments, a specialty chemicals company that was spun off from Great Lakes Chemical. The company's bonds were attractive to us, offering a combination of risk and reward -- characteristics we felt would be positive going forward.

We were also attracted to Jafra Cosmetics International for the Portfolio, which is a direct seller of cosmetic products in the United States, Mexico, and Germany. The company is run by former senior managers from Mary Kay and Avon, which we believe can help the company rapidly increase its market share.

The Portfolio purchased a convertible security from Cirrus Logic, a technology company that makes chips and crystals and has very strong asset coverage. All of these securities contributed positively to performance during the reporting period.

DID THE PORTFOLIO PURCHASE ANY SECURITIES IN EMERGING MARKETS?
Yes. The Portfolio purchased bonds of Conproca and Hutchison Whampoa. Hutchison Whampoa is a leading Hong Kong conglomerate with investments in telecommunications, media, finance, and property. This investment is viewed as particularly attractive given Hutchison's large U.S. cash position and the fact that many of its assets are outside of Asia.

In late 1997, the Portfolio purchased another bond, issued by First Pacific Capital, a successful Hong Kong conglomerate. During the first half of 1998, the company completed an asset sale and showed strong bond performance as its debt coverage increased. We increased the Portfolio's position in First Pacific Capital during the reporting period, and the bonds have contributed positively to performance.

WHICH SECURITIES DID THE PORTFOLIO SELL DURING THE REPORTING PERIOD?
The Portfolio had a number of successful sales during the first half of 1998. The largest was Viacom, where we cut the Portfolio's position in half to take profits. We bought and sold Columbia/HCA Healthcare during the reporting period, which had a positive impact on performance.

In addition, we trimmed back on some of the Portfolio's higher quality holdings as spreads began to widen and we believed there was greater opportunity in lower quality securities.

CAN YOU EXPLAIN WHAT YOU MEAN BY A GREATER OPPORTUNITY IN LOWER QUALITY SECURITIES?
Certainly. Last year, with relatively tight yield spreads between securities rated BB(4) and B, we elected to invest the Portfolio primarily in the higher-rated bonds, simply because we didn't feel that investors were being adequately compensated for taking on additional risk. As yield spreads widened during the reporting period, however, we decided that the compensation for additional risk was in a more favorable range, and started to increase the Portfolio's holdings in the single-B category.

WOULDN'T YOU HAVE BEEN BETTER OFF WITH SINGLE-B SECURITIES ALL ALONG?
During the reporting period, the yield advantage was only about 40 basis points. But we look at more than just yield. We continue to believe that we're in the late stages of a credit cycle and that high yield securities, by their very nature, carry additional risks for which investors should receive adequate compensation.

As it happens, even with the Portfolio's concentration in higher quality securities, it was able to outperform the average Lipper high current yield portfolio. In other words, the Portfolio was able to provide higher returns with lower-than-average risk. We believe that's the kind of portfolio management investors like to see.

DID THE PORTFOLIO'S SECTOR WEIGHTINGS HAVE A SIGNIFICANT IMPACT ON PERFORMANCE? To answer that question, we need to point out that we're bottom-up investors, evaluating securities one-by-one on their fundamental characteristics and individual merits. Each of the Portfolio's sector weightings is a direct result of this bottom-up investment process, which seeks to identify companies with attractive returns, well-priced securities and a catalyst or stimulus for improvement in the future.

With that in mind, the Portfolio did benefit from being overweighted in industrials, media and emerging markets -- and from being underweighted in telecommunications, where most securities were overpriced; commodities, where prices were declining; and cyclicals, which were generally out of favor.

As we head into the second half of the year, we have reallocated the Portfolio's assets, seeking to take advantage of strong asset coverage in the energy sector. The Portfolio continues to be overweighted in media and emerging markets, and we have strengthened the Portfolio's exposure in shipping.

WITH LOW OIL PRICES AND CONTINUING PROBLEMS IN ASIA, ISN'T THE PORTFOLIO TAKING ON ADDITIONAL RISK?
Perhaps, but calculating the relationship between risk and reward is what high yield investing is all about. We have already shown that selective emerging-market investments can be beneficial, despite problems in Asia. Although oil prices remain low and could even go lower, we believe the energy companies in which the Portfolio is investing have more than adequate ability to service their debt and we have purchased securities for the Portfolio at very attractive prices.

Perhaps the biggest risk the Portfolio may face going forward is in being underweighted in equities. If the stock market continues to climb, the Portfolio could underperform its peers as a result. But we believe that the Portfolio is well positioned given the company fundamentals, security prices, and inherent risks in the market at the end of June.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe the high yield market continues to offer opportunities and that widening spreads may make lower-rated securities increasingly attractive. We continue to be underweighted in telecommunications in the Portfolio because we don't see attractive values there, and as long as steel and other commodities demonstrate weakness, we're unlikely to move the Portfolio in that direction. We continue to evaluate the relationship between risk and reward, both at home and abroad, measuring asset coverage and free cash flow seeking to discover value opportunities in the high yield bond market.

No matter how the markets may move, the Portfolio will continue to seek maximum current income through investment in a diversified portfolio of high yield debt securities.

Denis Laplaige
Steven Tananbaum
Portfolio Managers
MacKay-Shields Financial Corporation

(1) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of 1 (low) and 5 (high) stars are based on a fund's three- and five-year average annual returns with fee adjustments, and a risk factor that reflects fund performance relative to 3-month Treasury bill monthly returns. The top 10% of funds in a rating group may receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Portfolios are not rated until they have three years of performance history.
(2) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity to meet its financial commitment on the obligation.
(3) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.
(4) Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Certain of the Portfolio's investments have speculative characteristics.

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- International markets were divided in the first six months of 1998, with most Asian stock markets down and most European markets providing positive returns.
- Australia and New Zealand stock performance deteriorated along with Asian markets, as problems intensified by declining prices in gold and other commodities.
- In the United Kingdom (U.K.), the central bank increased interest rates to slow economic growth, which made it more difficult for Britain to compete in the export market.
- Overall, the Morgan Stanley Capital International (MSCI) EAFE Index(1) was up 15.93% for the six months ended June 30, 1998.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP International Equity Portfolio returned 18.57% for the six month period ended 6/30/98 and 12.54% for the one year period ended 6/30/98.
- The Portfolio outperformed the MSCI EAFE Index, which returned 15.93% during the six month reporting period.
- The Portfolio benefited by shifting assets out of Asian markets and increasing its weightings in core European markets.
- The Portfolio outperformed the average Lipper(2) international portfolio, which returned 16.25% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
International equity markets showed highly divergent performance during the first six months of 1998, with Europe outperforming and Asian markets continuing to deteriorate. Japan officially announced that it was in recession, and the Hong Kong stock market fell 26% in local currency terms during the reporting period. Asian emerging markets had even more severe setbacks. Australia and New Zealand, whose economies are largely dependent on commodities and Asian commerce, also fared poorly.

European stocks, on the other hand, surged ahead, with several markets posting double digit returns in the first half of the year. Finland was up 66.8% and Spain rose 44.5%, both in local terms, during the reporting period. Other European markets also had excellent performance, buoyed by low interest rates, low inflation, ongoing restructuring, and merger and acquisition activity related to the European Monetary Union (EMU).

In an effort to slow rapid growth, the Bank of England raised interest rates, which dampened the competitive environment for British exports and raised concerns about U.K. equities. Although the U.K. will not be among the initial participants in the EMU, in the future its stock market may move more independently. Over the reporting period, the U.K. stock market advanced 14.1% in local terms.

WHY WAS THE PORTFOLIO ABLE TO OUTPERFORM ITS PEERS?
The Portfolio came into 1998 well positioned for the market environment. Given the continuing deterioration in Asian markets during the first six months of 1998, we decided to reduce the Portfolio's Asian exposure, which had a positive impact on performance. The proceeds of those sales were invested primarily in core European markets, which also had a positive effect. In this respect, our investment approach of focusing on strict country selection served the Portfolio very well. We also benefited from individual security selection within several European markets and Japan.

WHICH COUNTRIES PROVIDED THE BEST RESULTS FOR THE PORTFOLIO?
In Europe, the best performing markets in which the Portfolio invested were Spain -- up 44.5%, Belgium -- up 43.9%, France -- up 39.4%, Germany -- up 37.0%, and Italy -- up 33.9%, all in local terms. Unfortunately, the Portfolio was not invested in Finland, which was up 66.8% in local terms during the reporting period. Finland's stock market performance was largely the result of a single stock, Nokia, a telecommunications company. We felt that an overheating Finnish economy and the rapid expansion of this single stock made Finland a high-risk market. Concerned about its pace of economic growth, the Bank of Finland raised interest rates to slow growth and control inflation.

WHICH MARKETS WERE THE WORST PERFORMERS DURING THE REPORTING PERIOD? Fortunately, the Portfolio was not invested in the worst of the Asian markets. We did, however, have substantial investments in Japan, which was up 4.0% in local terms, but down 2.6% in U.S. dollar terms.

DID YOU CHANGE THE PORTFOLIO'S WEIGHTINGS SIGNIFICANTLY DURING THE FIRST SIX MONTHS OF 1998?
Yes. We went from a neutral weighting in Europe to a heavily overweighted position of about 82% of the Portfolio's total net assets. At the same time, we substantially reduced Asian and Japanese holdings to just 8.5% of the Portfolio's total net assets. In doing so, we sold 5.6% of the Portfolio's total net assets, and raised German investments from 10.2% to 14.7% of the Portfolio's total net assets. We increased the Portfolio's holdings in the Netherlands from 3.2% to 8.4% of total net assets. We also increased overall weightings in Belgium and France.

HOW DID THE PORTFOLIO'S CURRENCY EXPOSURE AFFECT PERFORMANCE?
As the dollar rose relative to many foreign currencies, the Portfolio had opportunities and disappointments. We took advantage of some volatile periods to increase currency exposure in selected European markets, which had a modestly positive impact on the Portfolio's performance. During the first six months of 1998, the Portfolio also had some exposure to the Japanese yen and Australian dollar which had a negative impact on performance. Foreign exchange parity levels have been established in Europe Monetary Union countries, and beginning in 1999, exchange rates will play less of a role in investment decision making in those nations.

WHICH SECURITIES IN THE PORTFOLIO WERE AMONG THE BEST PERFORMERS?
Olivetti Group is an Italian company that manufactures office and computer equipment and provides telecommunications services in several countries. In the second quarter of 1998, Olivetti Computers Worldwide, a subsidiary of Olivetti Group, announced two powerful new servers, offering advantages over existing corporate computer systems. The stock soared 195.2% in local terms over the first half of the year.

Another stellar performer was KBC Bancassurance Holding, a Belgian financial services holding company that moved to create a financial service giant, including Kredietbank, Cera Bank, and ABB, an insurance group. In the first six months of 1998, the stock rose 114.1% in local terms.

Mannesmann, an industrial products, machinery, and equipment manufacturer rose 104.1% in local terms after completing a $1.85 billion secondary offering to expand its telecommunications operations in France and Italy. Another multi-industry stock that was among the Portfolio's top performers included Vodafone Group, up 71.5% in local terms. In addition, Telefonica and British Telecom, telecommunications stocks, were up 67.7% and 54.6%, respectively, in local terms.

WERE THERE OTHER OUTSTANDING PERFORMERS?
Yes. News Corp. is an international media company that grew 55.6% in local terms, benefiting from existing operations and the formation of a multimedia distributor in the United States.

Despite setbacks in Japan, the Portfolio benefited from individual stock selection with Kawasaki Steel, up 40.4% in local terms, as a prime example.

DID ALL OF THE PORTFOLIO'S STOCKS DO THAT WELL?
No. Japanese retailer, Daiei, posted its first-ever pretax loss last year and reversed its long-standing policy of not closing stores that generated losses. The stock fell 39.8% in local terms during the reporting period. Nissan Motor decided to reorganize and restructure to improve productivity and product development. But in the meantime, the stock lost 19.1% in local terms. Tokyu, Tokyo's leading railway company, felt the pressure of the nation's recession and fell 16.5% in local terms, with the impact felt across all lines of business, including real estate leasing and hotel operations.

WHAT PROMPTED YOU TO SELL SECURITIES IN THE PORTFOLIO?
As previously noted, we reduced the Portfolio's Asian exposure and increased its European holdings to avoid problem areas and invest where we felt prospects for growth were more attractive. We also reduced the Portfolio's holdings in Australia as we saw the potential impact of declining gold and commodity prices. Both of these moves were positive for the Portfolio's performance.

Although Spain was up 44.5% over the first six months of 1998, we decreased the Portfolio's Spanish holdings to a minimal weighting in the second quarter to take profits and invest assets where we believed they could do more good. Since Spain only advanced 1.6% during the second quarter, this decision was also positive for the Portfolio's performance.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We continue to view Asia as a problem area, but even difficult markets can provide opportunities for forward-thinking companies. The Japanese economy has continued to disappoint us, but we believe that the strongest companies may be the best performers there.

As EMU approaches, we remain relatively bullish on Europe, where we believe restructurings, mergers, and strategic acquisitions will continue to abound. The Portfolio will continue to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a wide array of non-U.S. equity securities. As always, current income will remain a secondary objective.

Shigemi Takagi
Portfolio Manager
MacKay-Shields Financial Corporation

(1) Morgan Stanley Capital International EAFE Index is an unmanaged index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Investments in foreign securities may be subject to greater risks than domestic investments. These risks include fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries.

MAINSTAY VP TOTAL RETURN PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- A robust economy, declining interest rates, modest inflation, and low unemployment moved both stocks and bonds higher in the first six months of 1998.
- Weaknesses in Asian economies caused a flight to quality bonds and highly liquid stocks that investors felt could perform relatively well in the event of an economic downturn.
- Merger and acquisition activity was strong, helping the S&P 500(1) advance to record levels in June.
- Although 30-year Treasury bond yields declined to record levels in June, overall, yields in all domestic bond sectors tended to remain in a relatively narrow range.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP Total Return Portfolio returned 13.46% for the six month period ended 6/30/98 and 22.58% for the one year period ended 6/30/98.
- The Portfolio benefited from individual security selection among financial and consumer retail stocks, and reduced its technology and energy holdings.
- The Portfolio enhanced returns with a shifting duration strategy and strategic swaps in Treasuries, mortgage-backed securities and corporate bonds.
- The Portfolio outperformed the average Lipper(2) balanced portfolio, which returned 9.61% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
With U.S. gross domestic product increasing more than anticipated in the first half of 1998, the U.S. stock market enjoyed robust returns. Declining interest rates, benign inflation, low unemployment, and a rallying bond market were among the many factors that influenced investors during the reporting period.

A number of factors combined to focus investor attention on large-capitalization growth stocks. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality in domestic issues and highly liquid securities. Technology companies weakened on Asian setbacks, and declining oil prices caused energy issues to underperform.

Asian problems helped keep the Federal Reserve Board from adjusting domestic interest rates. As a result, interest rates in general have remained within a relatively narrow range, with 2-year Treasuries declining just 16 basis points over the first half of the year, and 30-year Treasuries remaining flat in the first quarter, but declining 30 basis points in the second quarter of 1998. The price rally led to a flattening yield curve, which presented some opportunities. The budget surplus shifted supply dynamics among Treasuries. Mortgage-backed securities saw high prepayments early in the year, creating buying opportunities. Corporate bonds suffered from oversupply and widening yield spreads, which made them an underperforming sector relative to the market as a whole.

WHY WAS THE PORTFOLIO ABLE TO OUTPERFORM ITS PEERS?
The Portfolio benefited from strong security selection, strategic sales, and strong performance among many of its core holdings in both the equity and income components. As Asian difficulties continued, the Portfolio's domestic retail stocks provided strong performance. We also reduced the Portfolio's technology holdings and energy stocks, but bought stocks for the Portfolio or increased the Portfolio's position among proprietary product providers. Reducing oil service stock holdings helped us control the impact of lower oil prices on the Portfolio's performance.

In the income component, the Portfolio benefited from its duration strategy, moving from slightly long to neutral in both quarters, which had a positive impact on performance. Among Treasuries, the Portfolio used a variety of technical indicators for strategic trading between newer and older issues. In the mortgage market, we successfully anticipated mortgage prepayments which helped the Portfolio's performance. In the second quarter, the yield curve flattened about 20 basis points. Our concentration in the back end of the market allowed the Portfolio to benefit strongly from the rally in 30-year Treasury bonds.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT STOCK PURCHASES DURING THE REPORTING PERIOD?
The Portfolio bought EMC Corp. (EMC), a corporate data storage provider that has had a consistent growth record, selling 3Com to make the purchase. The move reduced technology holdings that concentrated on commodity-type products such as memory chips and adapter cards and increased exposure to companies with their own proprietary products and services. EMC rose 63% in the first half of 1998 and had a positive impact on performance.

The Portfolio also purchased Pfizer, which had a slightly negative impact on performance as the company's shareholders took profits in the stock. We believe, however, that the stock is well positioned for the coming months. The Portfolio bought and sold Disney on changing fundamentals, with a slightly negative impact on performance, and had positive results from Colgate-Palmolive, which is benefiting from cost cutting, dependable earnings, and steady revenue growth from its new toothpaste called Total.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?
The Portfolio sold Adaptec when its fundamentals deteriorated due to Asian difficulties and a slowdown in earnings. The stock declined 40% during the first half of 1998.

Declining interest rates had a negative impact on mortgage insurer, MGIC Investment, and the Portfolio sold the stock late in the second quarter of 1998 to take profits earned over the years. The Portfolio also sold Mattel at a profit, when Barbie sales declined, Toys "R" Us cut back its inventory, and Tyco earnings estimates were disappointing. The sale had a positive impact on the Portfolio's performance.

The Portfolio also sold Diamond Offshore Drilling and ENSCO International, two oil service companies, as oil prices continued to decline. These stocks had a negative impact on the Portfolio, so we viewed the sales as a positive move.

WHICH STOCKS WERE THE PORTFOLIO'S BEST PERFORMERS?
Lucent Technologies was up 108.6% in the first half of the year and had a positive impact on the Portfolio's performance, as the company won telecommunications contracts and built on its already strong fundamentals.

Tyco International is a conglomerate with holdings in fire retardation, security systems, fiber optic cable, and health care. The company bought ADT Limited and Sherwood Davis, a medical device manufacturer, and advanced nearly 40%, with a positive impact on the Portfolio's performance.

Schering-Plough is a premier pharmaceutical company, which had outstanding sales growth from Claritin, a product for allergy sufferers. The Portfolio benefited as the stock rose 48.3% during the reporting period.

WERE THERE OTHER STOCKS THAT PERFORMED WELL FOR THE PORTFOLIO?
Yes. Several of the Portfolio's stocks benefited from investors' focus on purely domestic retailers. Kohl's rose 52% during the reporting period, Staples was up 56%, and Home Depot rose 41%. In the financial sector, the Portfolio had positive results with SunAmerica, a retirement annuity provider that rose 35% during the reporting period. In the communications area, the first-quarter announcement that WorldCom would purchase MCI -- a telecommunications, long-distance, local, and Internet provider -- caused WorldCom stock to rise 60% during the first half of the year.

WERE THERE NAMES THAT DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?
Cendant was a stock the Portfolio owned that suffered a major setback when accounting practices at one of its component companies came into question in April. The stock price was cut in half and had a negative impact on performance. We believe the business units have robust trends and are in vibrant sectors such as housing and travel, so as of the end of June, the Portfolio continues to hold the stock. We already mentioned Adaptec and MGIC Investment, which were negative performers. Eli Lilly also underperformed expectations, when its osteoporosis drug, Evista, failed to provide anticipated benefits for breast cancer patients.

WHAT WERE THE BEST DECISIONS MADE IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE FIRST HALF OF 1998?
The best decision made during the reporting period was sticking to our disciplines and proactively reviewing every stock in the Portfolio's investment portfolio. We decided to increase the Portfolio's weighting in the securities we felt had the best potential -- companies like Lucent Technologies, which were strongly positive.

We also believe our decision to reduce the Portfolio's technology and energy stocks as well as overweight the Portfolio's exposure to domestic retailers and financial stocks helped performance and positioned the Portfolio for the future.

WHICH SECTORS DID THE PORTFOLIO EMPHASIZE DURING THE FIRST HALF OF THE YEAR? We're bottom-up investors and select stocks on their individual merits. As a result of that approach, however, the Portfolio's equity component was overweighted in communications, which underperformed as a sector, even though the Portfolio's stock holdings were up significantly in the first half of the year. The Portfolio was also heavy in consumer cyclicals, such as retailers and housing, which were generally positive, with the exception of Cendant.

Being overweighted in technology stocks was beneficial, but mostly as a result of our proprietary security selection, which emphasized companies with proprietary product, for the Portfolio. Over the reporting period, we decreased the Portfolio's technology exposure, by selling Adaptec, 3Com, and Compaq Computer. The Portfolio was also overweighted in financial stocks, although the companies held in the Portfolio underperformed the market in general. Several were tied up in merger transactions, and may perform well when the deals are completed.

WERE THERE SECTORS WHERE THE PORTFOLIO WAS UNDERWEIGHTED?
During the reporting period, the Portfolio was underweighted in basic materials and capital goods, which was beneficial for performance. The Portfolio also was underweighted in consumer staples, since many of the companies didn't meet our growth criteria. While the group underperformed, the Portfolio's holdings outperformed the market. Our decision to underweight energy, utilities, and transportation stocks generally had a positive impact on performance.

WHAT ACCOUNTED FOR THE SOLID PERFORMANCE OF THE PORTFOLIO'S INCOME COMPONENT? Our duration strategy benefited performance throughout the period. Given our strategically bullish outlook, we kept the Portfolio's duration in the neutral to long range. Over the period, we were neutral as rates headed higher and longer as rates were declining.

WHAT OTHER STRATEGIES WERE USED IN THE PORTFOLIO'S INCOME COMPONENT?
With interest rates remaining in a relatively narrow range, we used a variety of technical indicators to guide the Portfolio between newer and older issues in the Treasury market. The result was an incremental increase in return. Older Treasuries added value in the beginning part of both the first and second quarters, newer securities in the latter part of each quarter. On the whole, the strategy had a positive impact on the Portfolio's performance.

WHAT HAPPENED IN THE MARKET FOR MORTGAGE-BACKED SECURITIES?
At the beginning of the year, the Portfolio was underweighted in higher-coupon mortgage-backed securities. Anticipating prepayments and believing that mortgage-related bonds would underperform, we reduced the Portfolio's exposure to high-coupon mortgage securities, which had a positive impact on performance.

After the prepayments rose, we increased the Portfolio's exposure to mortgage securities in general, focusing primarily on commercial mortgages, for a couple of reasons. First, new issuance was heavy, but demand was not, which tended to force prices down to attractive levels. We also liked commercial mortgages because we believed they carried less risk of prepayments if interest rates continued to decline.

WHAT WAS THE IMPACT ON THE PORTFOLIO'S INVESTMENT PORTFOLIO?
As the market began to rally in the second quarter of 1998, we pared back on the Portfolio's positions to take profits. But the Portfolio remained overweighted in mortgage-backed securities in the latter part of the second quarter, which hurt performance a bit when a second wave of prepayments began. Despite selecting coupons that were relatively insensitive to prepayment risk, mortgages in general underperformed.

HOW DID THE PORTFOLIO'S CORPORATE BONDS PERFORM?
As rates rallied at the beginning of the year, the prospect of low capital attracted a number of corporations to the bond market. The oversupply of corporates caused spreads to widen, causing the Portfolio's corporate bond position to underperform in the first part of the first quarter. We increased the Portfolio's exposure to strong, world-class companies whose bonds were highly liquid, selecting companies like Coca-Cola Enterprises and Wal-Mart Stores, which have strong domestic markets and do not depend on business in Asia.

DID YOU CHANGE THE PORTFOLIO'S ASSET ALLOCATION MUCH DURING THE FIRST HALF OF 1998?
Not really. The Portfolio sold agencies at a profit and invested a bit more in corporates and mortgage-backed securities. But overall, the allocation remained relatively unchanged.

In addition to Treasuries and corporate bonds, the Portfolio continues to invest in a wide range of mortgage-backed and asset-backed securities, including Ginnie Maes, Fannie Maes, collateralized mortgage obligations, low-balance loans, and manufactured-housing loans, and others. We believe that this diversification may add value by reducing the risks associated with any single sector of the market.

HAS THE PORTFOLIO MAINTAINED HIGH QUALITY INVESTMENTS THROUGHOUT THE REPORTING PERIOD?
Yes, it has. The MainStay VP Total Return Portfolio's income component holds securities that are generally of very high quality. As we seek opportunities for the Portfolio, we try to remain in high-quality securities to avoid exposing the Portfolio's shareholders to unnecessary risks. We're pleased with the Portfolio's recent performance, because we believe it has provided investors with higher-than-average returns with lower-than-average risk in the market.

WHAT IS YOUR OUTLOOK FOR THE FUTURE OF THE STOCK AND BOND MARKETS?
Looking ahead, we believe that Asian difficulties may have further impact on the U.S. economy, which may create both challenges and opportunities. While we anticipate low inflation and lower interest rates, we believe the wide gap between stock prices and corporate profits and earnings may eventually cause investors to rethink the types of stocks investors want to own. Meanwhile, we will utilize our proprietary research and careful security selection process seeking to identify opportunities for the Portfolio's shareholders. No matter how the markets and the economy may move, the Portfolio will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Ravi Akhoury
Edmund Spelman
Rudolph Carryl
Portfolio Managers
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The MainStay VP Series Fund, Inc. is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP VALUE PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- A robust economy, with low interest rates, modest inflation, and low unemployment moved stocks higher in the first six months of 1998.
- Weakness in Asian economies caused a flight to quality companies with predictable earnings growth.
- Merger and acquisition activity was high, with several large transactions that occurred mostly outside of traditional value sectors.
- With investors primarily focused on large-cap growth stocks, the S&P 500(1) advanced to record levels in June.

PORTFOLIO RECAP FOR THE SIX MONTH AND ONE YEAR PERIODS ENDED 6/30/98
- The MainStay VP Value Portfolio returned 4.25% for the six month period ended 6/30/98 and 14.93% for the one year period ended 6/30/98.
- The Portfolio used the underperformance of value stocks to add to its holdings in several sectors at low prices.
- The Portfolio benefited from individual security selection among automotive and financial stocks and selected retailers.
- The Portfolio underperformed the average Lipper(2) growth and income portfolio, which returned 12.26% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
With U.S. gross domestic product increasing more than investors anticipated in the first half of 1998, the stock market enjoyed robust returns. Low interest rates, benign inflation, low unemployment, and a rallying bond market all added positively to investor psychology during the reporting period.

A number of factors combined to focus investor attention on large-capitalization growth stocks and away from value issues. Continuing difficulties in Asian markets spread to China, Latin America, and Russia, causing a flight to quality which attracted investors to domestic names and highly liquid securities. Declining oil, gold, and copper prices caused weakness among energy and commodity-related issues, which are traditionally deep value sectors.

Financial stocks did well in a declining rate environment, with low inflation keeping the Federal Reserve Board from taking any action. With strong consumer confidence, higher employment and wage increases during the first half of the year, retailers and selected automotive and auto-related stocks showed strength. Transportation issues and tobacco stocks, on the other hand, showed relatively weak performance. During the period, the top 30 stocks in the S&P 500 accounted for half of the total return of the Index. This is an unusual concentration, the magnitude of which was last seen in late 1972.

WHAT FACTORS CAUSED THE PORTFOLIO TO UNDERPERFORM ITS PEERS?
Value stocks in general were out of favor throughout the first half of 1998. Due to our strict deep value investment disciplines, most of the best performing stocks fell outside of our valuation tolerance.

The Portfolio did not compromise its value disciplines to seek higher returns in a period when growth stocks were in favor. Instead, we utilized the weakness in value stocks to reposition the Portfolio and seek issues at attractive prices -- often in declining market sectors -- during the reporting period.

While the results were not always positive during the first six months of the year, we believe we have positioned the Portfolio for stronger performance in the future.

WHICH STOCKS DID THE PORTFOLIO PURCHASE DURING THE FIRST HALF OF THE YEAR?
The most significant allocation change in the Portfolio was in the energy related sector, which represents about 8% of the S&P 500, but as of June 30 represented 13% of the Portfolio. In particular, we bought or added to our positions in a number of exploration and production companies including Union Pacific Resources Group, Oryx Energy, Apache Corp., Noble Affiliates and Texaco. We found the stocks compelling on the basis of their price to cash flow valuations. While these stocks were punished during the first six months because of falling oil prices and reduced demand in Asia, we believe that if supply and demand fundamentals improve, they may have strong potential going forward.

Late in the second quarter, cyclical stocks returned to our screens as strong value candidates. Browning Ferris Industries is a waste management company we found attractive, and purchased for the Portfolio during the reporting period. We also found value for the Portfolio in Continental Airlines and Northwest Airlines, which were trading at attractive prices because of declining international and Asian air traffic.

Finally, Goodyear Tire & Rubber is a company that has gone through cost restructuring and earnings development, but is still going through a period of uncertainty related to economic difficulties in Asia and Brazil. We believe the stock is undervalued and added it to the Portfolio.

WERE THERE OTHER MAJOR PURCHASES DURING THE REPORTING PERIOD?
Yes. We increased the Portfolio's tobacco holdings, largely because the litigation controversy has depressed their prices well below the companies' underlying asset values. Even taking the litigation risk into account, names like RJR Nabisco Holdings and Philip Morris have been trading at values well below the price of their assets, yet the stocks continue to provide yields that are close to or above those available from Treasury securities.

We also added to the Portfolio's telecommunications holdings with US West. In addition, we added to the Portfolio's utility holdings with Texas Utilities, Illinova, OGE Energy, Niagara Mohawk Power and Energy East. Overall, utilities were positive contributors to the Portfolio's performance, but as a group, utilities underperformed the market.

WHAT POSITIONS DID THE PORTFOLIO SELL IN ORDER TO MAKE THESE PURCHASES?
In the utility area, the Portfolio redeployed capital from issues we felt had reached their target valuations. The Portfolio sold PG&E and Long Island Lighting, both of which outperformed the S&P 500 during the reporting period.

The Portfolio also sold a number of cyclical stocks in the first quarter of the year, trimming back on paper and forest products companies that we thought might underperform if Asian production slowed down. We sold Tenneco, Georgia-Pacific, and Chesapeake to avoid short-term risk, even though we saw long-term merit in the stocks. We may revisit these companies later in the year if valuations are favorable.

We also had significant sales in the Portfolio's financial stocks, largely because they rose so high they triggered our sell disciplines. The Portfolio sold Bankers Trust New York and Chase Manhattan Bank, and substantially trimmed its positions in Equitable, NationsBank, and Transamerica. All of these stocks had a significantly positive impact on the Portfolio's performance.

WERE THERE OTHER SIGNIFICANT SALES DURING THE REPORTING PERIODS?
Yes. IBP is a meat packing company that didn't perform up to our expectations so we sold some of the Portfolio's position. We also found that offshore drilling companies were selling at a premium to exploration and production companies, so the Portfolio sold Noble Affiliates in order to purchase the exploration and production companies we mentioned a moment ago.

WHICH STOCKS WERE THE BEST PERFORMERS IN THE PORTFOLIO DURING THE FIRST HALF OF 1998?

About a third of the portfolio outperformed the market. Ford Motor was up 85% in the first six months of 1998. Lexmark International Group, a printer company, was up 60%. Equitable, which benefited from low interest rates, was up 50%, and we pared back on the Portfolio's position to take some profits, while Xerox was up 39%. And following the announcement of an acquisition by Dana Corporation, Echlin, an automotive afterparts company, was up 38%. All of these stocks reflected the potential in our value strategy, even in a market that showed a strong preference for growth disciplines.

With low inflation and low interest rates, financial stocks did particularly well, with NationsBank up 27%, CIGNA up 21%, and Bank One and Travelers Group both up 15% for the reporting period. The strength of the economy, increasing consumer confidence, and rising personal income also rewarded retail companies like Federated Department Stores, which was up 25% for the first half of 1998. The optimistic outlook also helped the gaming industry, sending Harrah's Entertainment up 23% for the reporting period.

WHICH STOCKS UNDERPERFORMED?
As noted, the tobacco industry has been hard hit by sensational news reports about ongoing litigation. RJR Nabisco Holdings was down 34% over the first six months and Philip Morris declined 11%. However, their strong fundamentals and attractive prices were consistent with our value discipline and we added to the Portfolio's positions.

With declining oil prices, Union Pacific Resources Group dropped 27%, Seagull Energy fell 20%, Oryx Energy declined 13%, and Apache Oil was down 10%.

During the reporting period, CSX, a railroad company, declined 15%, and Northwest Airlines suffered from low Asian air traffic and lost 20% in the first half of the year.

WHAT DO YOU FEEL WERE THE BEST DECISIONS YOU MADE FOR THE PORTFOLIO DURING THE REPORTING PERIOD?
Our best decision for the Portfolio was to not allow any style drift during the first half of 1998. We stuck to our value disciplines, and invested the Portfolio's assets where we found value. In a period when growth stocks are popular, it's tempting to go for their strong returns. It's tough to stick to your discipline. But going against the grain when the market is rising may position the Portfolio very favorably when market conditions change. We also exercised good judgment in cutting back on companies with Asian exposure.

IN WHICH SECTORS IS THE PORTFOLIO CURRENTLY OVERWEIGHTED?
At the end of the first half of the year, the Portfolio was heavily overweighted in materials processing, energy, transportation, and utilities, relative to the S&P 500. In other areas, the Portfolio was generally in line with the Index.

WHAT IS YOUR OUTLOOK GOING FORWARD?
We believe that value stocks are at historically low valuation levels. With the stock market selling at all time highs and a segment of the market --"deep value"-- selling at a deep discount, we believe the time is right to take a contrarian view and buy into a well-proven and low-risk value investment approach.

The Portfolio will continue to seek maximum long-term total return from a combination of capital growth and income, with a focus squarely on stocks that we believe the market has undervalued.

Denis Laplaige
Jeffrey A. Simon
Portfolio Managers
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index(R) and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The MainStay VP Series Fund, Inc. is not sponsored, endorsed, sold or promoted by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP BOND PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Global concerns continued to be a dominant influence in the fixed income markets.
- The flight to quality trade contributed to the market's rally during the first half of 1998. The 30-year U.S. Treasury bond yield declined 29 basis points during the period.
- The low interest rate environment contributed to prepayment concerns in the mortgage-backed security sector and significant corporate bond issuance. These factors caused spread product to widen during the first six months of 1998.
- The Federal Reserve Board (the "Fed") maintained a stable monetary policy for the first half of 1998.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- For the six months ended June 30, 1998, the MainStay VP Bond Portfolio returned 4.35%.
- The Portfolio outperformed the average A rated corporate bond fund in its Lipper(1) universe by 38 basis points.
- The Portfolio ranked fourth out of 33 bond funds (top 12.1%) for its Lipper category.
- An average portfolio quality of at least AA- was maintained throughout the first half of 1998, limiting credit risk.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The year began amid investor concern regarding the Asian crisis and its impact on the domestic economy. Market sentiment seemed to point toward a neutral to accommodating Fed, along with declining corporate earnings. As the first quarter progressed, it became apparent that an Asian induced slowdown would not have its anticipated near-term effect on the U.S. economy. Statistical reports continued to show resilient economic growth. The decline in oil prices along with continued benign inflation numbers allowed the market to rally slightly in the first quarter. The market continued to rally in the second quarter as participants renewed their focus on the improving Federal Budget and its impact on the supply of U.S. Treasury bonds. As the second quarter progressed, fears about Asia re-emerged with a focus on Japan. These concerns refueled the flight to quality trade.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S POSITIVE PERFORMANCE?

The Portfolio limited its exposure to long duration spread assets. These longer duration assets were the most adversely effected by spread widening in the first half of 1998. The Portfolio also had a concentration in lower quality investment grade corporate bonds in the one to five year maturity range. This asset allocation worked well as these securities outperformed in their sector. Additionally, our high quality assets benefited from the flight to quality trade.

WHAT WAS YOUR PRIMARY STRATEGY IN THE FIRST HALF OF 1998?

The Portfolio shifted assets from the corporate and mortgage sectors to the U.S. Treasury sector. We took these actions to take advantage of the flight to quality trade and to reduce the Portfolio's credit and call risk.

WHERE DO YOUR PERCEIVE RISK IN THE PORTFOLIO?

The Portfolio's current mortgage-backed security holdings could present prepayment risk if interest rates continue to trend lower. However, this prepayment risk is actively managed based on our prevailing interest rate forecast. The Portfolio's overall credit quality and structure continues to be consistent with our long-term conservative management approach.

WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET IN THE SECOND HALF OF 1998?

We expect continued weakness in the Asian markets and a rise in the dollar to bring about a decline in U.S. exports and a rise in imports that could dampen domestic growth over the rest of the year. We believe the Fed will retain its wait and see attitude toward monetary policy until the full effects of the Asian crisis unfold. We expect the market to retain its focus on the problems in Japan. Therefore, we believe U.S. Treasury security price movements should continue to react to the dollar/yen relationship.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Joseph DePasquale
Portfolio Managers
New York Life Insurance Company

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- Low inflation and interest rates have enabled the stock markets price/earnings valuation to expand.
- Asia's problems have had a limited effect on U.S. corporate earnings.
- Continued strong inflows into equities continue to boost liquidity and market performance.
- Merger and acquisition activity is extremely robust and poised to surpass 1997's record level by a wide margin.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTH PERIOD ENDED 6/30/98
- For the six month period ended June 30, 1998, the Portfolio had a return of 16.20%.
- We increased the Portfolio's exposure in technology stocks which were our best performers in the first half of the year.
- The Portfolio's consumer staples holdings, which we continue to overweight, registered above average gains in the first six months of the year.
- The Portfolio is in line with the Lipper(1) growth fund average return of 16.23%.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The U.S. equity market continued to register impressive gains for investors in the first half of 1998. The majority of the market's gains can be attributed to investors' increased comfort level with low inflation which has increased equity valuations. Simply stated, with interest rates at their current low levels, the attraction of equities remains favorable.

Another ingredient causing the equity markets to move higher has been based on positive corporate earnings growth. Economic growth should remain positive as the domestic economy remains strong despite Asia's woes weighing down some cyclical industries. Actually some industries, such as retailing, are benefiting from low cost goods from Asia.

The current market environment supports our view of investing primarily in companies with consistent earnings growth profiles. We believe that companies which report earnings in line with expectations will receive premium valuations to the market. We are avoiding industries which are negatively affected by Asia, as we believe that the economic contraction in that region of the world will persist longer than the market is currently discounting.

DURING THE REPORTING PERIOD, WHAT WERE THE MOST SIGNIFICANT FACTORS THAT INFLUENCED THE EQUITY MARKET?
The most significant factor influencing the equity market throughout the first half of the year was the effect Asia's problems were having on our economy. Most commodity and export related industries have been adversely affected by the slackening demand out of Asia and the excess industrial capacity that has been built up in that region of the world in the last few years. However, most consumer companies prospered as the domestic economy boomed due to continued low interest rates and strong wage growth. These factors combined to create an extremely favorable environment for domestically oriented companies.

HOW WAS THE MAINSTAY VP GROWTH EQUITY PORTFOLIO AFFECTED BY THE SIGNIFICANT FACTORS JUST MENTIONED? WHAT ACTIONS DID YOU TAKE AND WHAT WAS THE FINAL RESULT? The MainStay VP Growth Equity Portfolio is currently structured with a growth stock orientation due to our expectation for moderate overall growth in the economy. We determined that the more cyclical sectors of the economy would suffer depressed earnings growth as commodity prices remained under pressure. Thus, the Portfolio has favored domestic issues with a consistent earnings growth profile. The results were favorable as the MainStay VP Growth Equity Portfolio generated a return of 16.20% for the six months ended June 30, 1998.

WHAT WERE THE MOST SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM? HOW DID THEY AFFECT THE PORTFOLIO'S PERFORMANCE?
Our best purchases in the first half of the year were Dell Computer (up 94%), Lucent Technologies (up 78%), EMC (up 67%) and Network Associates (up 31%). These companies are located in the technology sector and conduct the majority of their business domestically. Lucent Technologies, EMC and Network Associates each rely on proprietary products which give them an advantage over their competition. Dell Computer which operates in the highly competitive personal computer market has prospered due to its low cost distribution model.

WERE THERE ANY SALES DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM? HOW DID THE SALES AFFECT PORTFOLIO PERFORMANCE?
The Portfolio sold out of its lodging holdings (Marriott International and Hilton Hotels) because we felt that this highly cyclical industry had approached its peak earnings potential. When Computer Associates made a hostile bid for Computer Sciences earlier in the year we disposed of both stocks. We did not believe that a combination of these two companies would be beneficial to shareholders. After we sold both stocks, the merger was dissolved and both company's stock prices moved upward.

DURING THE REPORTING PERIOD, WHICH SECURITIES CONTRIBUTED MOST POSITIVELY TO THE PORTFOLIO'S PERFORMANCE? WHAT WAS THEIR RETURN? WHY DID THEY DO SO WELL?
America Online was the Portfolio's best performer in the first half of the year with a return of 132.3%. The company continued to exhibit strong revenue generation and operating performance with its online services. In addition, speculation that a large communication or media company would merge with America Online caused the valuation of the stock to appreciate. Cisco Systems was also a strong performer in the first half of the year with a return of 65.1%. Cisco Systems is the premier company in the dynamic networking and telecommunications equipment industries. We believe the company and the industry will continue to benefit as the explosive growth of the internet creates strong demand for their products. Worldcom had a return of 60.1% in the first half of the year as the stock rebounded from a sell-off late last year after it announced a merger with MCI. As the year progressed, the market began to more fully appreciate the growth potential of the telecommunications giant.

DURING THE REPORTING PERIOD, WHICH SECURITIES IN THE PORTFOLIO WERE THE WORST PERFORMERS? WHAT WAS THEIR RETURN? WHAT WERE THE REASONS FOR THEIR UNDERPERFORMANCE? DO WE STILL OWN THE SECURITIES? WHY?
Our worst performing stocks in the first half of the year were Cendant (down 40%) and Sunbeam (down 74%). Cendant's problems were the result of some accounting irregularities in one of the company's subsidiaries. We continue to hold the stock because we believe that these problems were an isolated incident and that the market overreacted to this situation. The company acted quickly to reassure the investment community that the accounting problems were being resolved and the overall growth prospects of the company remain strong. We are closely monitoring the situation and will sell our holdings if the company discloses any more irregularities. Sunbeam's problems were of a similar nature as the company appears to have overstated earnings during the last few quarters. We have sold that stock because we believe that the company has a long road to travel as it repairs its image to both its customers and investors.

WHAT WERE THE BEST AND WORST DECISIONS YOU MADE FOR THE PORTFOLIO DURING THE REPORTING PERIOD? WHY DID YOU MAKE THEM AND HOW DID THEY AFFECT THE PORTFOLIO? The best decision the Portfolio made in the quarter was increasing our weighting in technology stocks as this group was the best performing market sector in the first half. In particular, our concentration in the software and services side of technology was very important as they outperformed the more commodity oriented companies. The worst decision the Portfolio made was not underweighting our energy holdings to a greater extent. Unfortunately, we underestimated the impact Asia was going to have on the overall demand for oil.

IN WHAT SECTORS WAS THE PORTFOLIO OVERWEIGHTED OR UNDERWEIGHTED DURING THE PERIOD? WHY? HOW DID THIS AFFECT PERFORMANCE? HOW IS THE PORTFOLIO CURRENTLY POSITIONED?
The Portfolio is currently overweighted in technology and consumer staples. Our overweighting in technology is focused in the less cyclical software and computer services sector which is benefiting from the increased spending by corporations on year 2000 computer compliance. The Portfolio's technology holdings outperformed the market by a wide margin in the first half of the year. The Portfolio's consumer staples holdings exceeded the market due primarily to our media holdings. The Portfolio is currently underweighted in basic materials, energy and capital goods. Our underweighting of basic materials and energy was timely as both sectors underperformed the market in the first half of the year.

WHAT IS YOUR OUTLOOK GOING FORWARD? WHAT SECURITIES/SECTORS ARE YOU FOCUSING ON? Our outlook going forward could be best described as cautiously optimistic. With inflation and interest rates remaining subdued and corporate earnings growth continuing, we believe that the stock market can progress upward. Our main concern is focused on corporate earnings, as Asia's woes will probably have a longer tail duration than the market is currently discounting. Thus, we will continue to position the Portfolio in domestically oriented companies in sectors such as financials, consumer staples and technology.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

(1) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

MAINSTAY VP INDEXED EQUITY PORTFOLIO

MARKET RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- The S&P 500(1) returned 17.71% in the first half of 1998, well above the stock market's historical averages for an entire year.(2)
- The U.S. economy continued to expand with strong growth, increasing Gross Domestic Product (GDP), low inflation, low unemployment, and soaring consumer confidence.
- The Federal Reserve Board refrained from raising interest rates and the 30-year Treasury bond traded at its lowest yield since the bond was first offered over 20 years ago.
- International stocks provided mixed performance, with continental European markets enjoying double-digit gains (some in excess of 40% in both local and U.S. dollar terms), while Asian markets languished amid currency devaluations, economic turmoil, and political upheaval.
- Investors appeared to be adopting more defensive positions as evidenced by widening credit spreads and a willingness to pay a premium for more liquid issues.

PORTFOLIO RECAP FOR THE SIX MONTH PERIOD ENDED 6/30/98
- For the six months ended 6/30/98, the MainStay VP Indexed Equity Portfolio returned 17.49%.
- The Portfolio closely tracked the performance of the S&P 500 and exceeded the 11.75% return of the average Lipper(3) U.S. equity portfolio.
- The large-capitalization stocks of which the Portfolio is composed retained their leadership in the first half of the year, surpassing their mid- and small-capitalization counterparts by an extraordinary margin of 9.1% and 11.6% respectively (based on the performance of the S&P Mid Cap 400 and S&P Small Cap 600).
- The Portfolio underperformed the average Lipper S&P 500 Index objective portfolio, which returned 17.42% for the six months ended 6/30/98.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
A number of factors clearly influenced stock market returns over the first half of 1998. Primary among these was the persistence of strong economic growth and low inflation in the United States. As of the last reading, GDP was increasing at a rate in excess of 5% a year, well above what most economists consider sustainable. At the same time, consumer confidence soared, capital expenditures continued unabated, and unemployment fell to its lowest level in 20 years.

The typical reaction of the Federal Reserve to such rapid growth is to raise short-term interest rates -- the rates at which corporations borrow money to fund the growth of their business. In so doing, they hope to head off inflation by slowing the economy before price pressure has an opportunity to mount. In 1998, however, there have been few signs of inflationary pressure. Consumer and producer prices have remained in check, wage growth has been less than that of the economy, and the price of raw materials has plummeted. Absent the threat of inflation and concerned that a hike in rates might strengthen the dollar and compound Asia's economic problems, the Federal Reserve Board has refrained from raising rates.

The impact of the global economy on U.S. stock prices is less easily discernible. Continental Europe has enjoyed double digit gains -- over 40% in many cases, both in local currency and U.S. dollar terms. Asia on the other hand has languished amid currency devaluations, economic turmoil, and political upheaval. For those companies that export goods to the region, maintain facilities there, or compete with Asia's now less expensive products, this is certainly a negative development and will likely become more so in the second half of 1998. But for manufacturers that import raw materials and for the consumers of these goods, it has been a windfall.

The S&P 500 is a broad index, and its performance was affected by a variety of other factors. In this overall market environment, however, the S&P 500 climbed 17.71% in the first six months of 1998, a rate well above historic norms for an entire year.

WHAT WAS THE PRIMARY REASON WHY THE PORTFOLIO UNDERPERFORMED THE INDEX AND ITS PEERS?
The Portfolio performed precisely as anticipated, closely mirroring the S&P 500 Index but trailing by a slight margin due to Portfolio expenses. The Index itself is a hypothetical investment and does not face the day-to-day expenses associated with Portfolio investing. In addition, the Portfolio cannot fully replicate the Index at all times, since it must make ongoing accommodations for new investments and withdrawals. With the Portfolio underperforming its average peer portfolio by just 20 basis points, the impact of these factors was minor.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES CONTRIBUTED MOST POSITIVELY TO THE PORTFOLIO'S PERFORMANCE?
Makers of communications equipment (computer networking) posted the highest industry-group return of 61.8%. With a growing domestic economy, high employment, rising personal income, and strong consumer confidence, companies producing goods and services also generated strong performance. Apparel retailers were up 55.8%, with retail in general rising 50.7%, automobiles were up 50.9%, personal loans rose 37.3%, and restaurants advanced 36.5%.

WHICH INDIVIDUAL HOLDINGS SHOWED THE STRONGEST PERFORMANCE?
Capital One Financial generated the single highest gain for the period of 129.2%. Other strong performers were Dell Computer, up 121.0%; Apple Computer, up 118.6%; Lucent Technologies, up 108.3%; and Unisys, which rose 103.6% during the first six months of 1998.

WHICH INDUSTRIES PROVIDED THE WORST PERFORMANCE DURING THE REPORTING PERIOD? Oversupply problems and shrinking global demand proved costly for oil and gas companies in the first half of 1998. Those specializing in drilling declined 35.6%, well equipment and services stocks dropped 11.7%, and exploration and production companies fell 9.7%. At the same time, declining commodity prices drove mining companies in the S&P metals group down 9.9%. Other industries also had disappointing results. Tobacco lost 13.9%, specialty chemicals dropped 13.0%, and railroads were down 11.1%.

WHICH INDIVIDUAL HOLDINGS RECORDED MAJOR LOSSES IN THE FIRST HALF OF THE YEAR? With a decline of 49.2%, National Semiconductor was the worst performing holding in the Portfolio during the reporting period. Semiconductor manufacturers suffered from declining demand and write-offs on Asian operations. IKON Office Solutions fell 48.2% when it preannounced a quarterly earnings shortfall and Cendant dropped 39.3% when accounting practices at its CUC International subsidiary came into question. Rounding out the five worst-performing issues were Rowan Companies, down 36.3%, and Helmerich and Payne, which lost 34.4% in the first half of 1998.

WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 1998 AND BEYOND?
Securities markets are inherently unpredictable, particularly in the short term. But taking a longer-term perspective, the bull market we have enjoyed the last fifteen years is without precedent. By most traditional yardsticks (price-to-earnings, price to book, dividend yield, capitalization to GDP), current stock valuations are extremely high in historical terms. It is therefore unlikely that stock returns in the coming decade will bear much resemblance to those investors have enjoyed in recent years.

The past six months have even provided some indications that the good times could be coming to an end sooner than we might wish. The credit spread between Treasury bonds and comparable duration investment-grade debt widened noticeably, suggesting a flight to quality. Likewise, the pattern of large companies doing well and small companies struggling reflects a focus on highly liquid stocks that are easy to sell in the event of a downturn.

The Portfolio will seek to track the total return performance of the S&P 500, with dividends reinvested, whether the market moves up or down.

James A. Mehling
Portfolio Manager
Monitor Capital Advisors, Inc.

(1) "Standard & Poor's(R)", "S&P", "S&P 500(R)", and "Standard and Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
(2) From 1926 through 1997, the average annual total return of common stocks of the S&P 500 was 10.7%. Source: Ibbotson Associates, Chicago. Used with permission. All rights reserved.
(3) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges.

Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary for returns reflective of these charges.

Unlike other portfolios that generally seek to beat market averages, often with unpredictable results, index portfolios seek to match the return of their respective indexes.

                                    GLOSSARY

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

AVERAGE MATURITY: Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all fixed-income securities in a portfolio.

BACK END OF THE MARKET: Bonds are issued in a variety of maturities from very short to as long as 30 years or more. The back end of the market refers to bonds with longer maturities, such as 30-year issues.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BOTTOM-UP INVESTING: Security selection based on the specific portfolio fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

BULLISH/BEARISH: A bull market occurs when security prices are rising; a bear market occurs when security prices decline. A bullish attitude therefore suggests a positive outlook, while a bearish attitude represents a negative view of the market or the opportunities it may present.

CASH FLOW: The amount of income or earnings available to cover outstanding liabilities and other obligations, including debt service.

CONVERSION PREMIUM: The amount by which the price of a convertible security exceeds the market price of the underlying stock. If a stock is trading at $50 and the convertible bond at $45, the premium is $5. When the premium is high, the bond trades like an income security; when it is low, it trades like a stock.

CREDIT SPREAD: The yield differential between debt securities of issuers with varying credit ratings. Credit spread refers to the extra yield investors demand for holding investment grade corporate bonds rather than the debt of the United States Treasury (considered to be free of default risk).

CYCLICALS (CYCLICAL STOCK): A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFAULT: Failure of a debtor to repay principal or interest on an obligation or to meet some other provision of a debt instrument. If an issuer defaults, bondholders may make claims against the assets of the issuer to recoup their principal.

DEFENSIVE ISSUES: Stocks chosen for their reliability of earnings, growth, and positive performance.

DEVALUATION: A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.

DURATION: A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

EARNINGS PER SHARE: The portion of a company's profit allocated to each share of outstanding common stock.

EMERGING MARKETS: Countries with smaller or more recently established capital markets.

EUROPEAN MONETARY UNION: A proposed system that would allow participating European countries to operate with a common currency or monetary unit.

FLIGHT TO QUALITY: When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, market or credit concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

GROSS DOMESTIC PRODUCT (GDP): The total value of goods and services produced in the U.S. economy over a particular period of time, usually one year. The GDP growth rate measures strictly domestic output and is a primary indicator of the status of the economy.

GROWTH VERSUS VALUE: Growth investments typically include stocks with rising prices and positive earnings trends. Value investments typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

INFLATION: An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LOCAL CURRENCY TERMS: Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

MANDATORY CONVERTIBLE PREFERRED: A security that is similar to a common stock with an enhanced yield feature. Generally, they perform more like modified equities rather than true convertibles.

MERGERS AND ACQUISITIONS: A merger is a combination of two companies. An acquisition is the purchase of a company, division, or business unit. Companies that are the subject of a merger or acquisition often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

PAR VALUE: The nominal or face value of a security. A bond selling at par, for example, is worth the same dollar value it was issued for or at which will be redeemed at maturity. In price comparisons, 100 may be used to represent par value, with higher or lower values representing premiums or discounts, respectively.

PREMIUM: The amount by which a bond sells above its face or par value. For example, a bond with a face value of $1,000 would sell for a $100 premium when it cost $1,100.

PRICE-TO-EARNINGS RATIO: The price of a stock divided by its earnings per share.

REAL ESTATE INVESTMENT TRUST (REIT): A publicly traded company that manages a portfolio of real estate properties for shareholders.

RECESSION: A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

SPLIT ISSUES (SPLIT-RATED ISSUES): Securities rated top tier by one credit rating agency and second tier by another.

SUPPLY AND DEMAND: In the bond market, supply is influenced by the amount of new securities issued and the amount of bonds investors wish to sell. Demand reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

In the stock market, an oversupply of a product or service can reduce demand and lower stock prices. When demand increases relative to supply, stock prices may recover.

WEIGHTING: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighted in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole or the country's total equities relative to the international equity markets as a whole.

YANKEE ISSUES: Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

YIELD SPREAD: The difference in yield between securities in different market sectors, such as high yield securities and Treasury issues -- or between different securities in a single sector, such as high yield bonds with different credit ratings.

YIELD TO MATURITY: A concept that reflects the rate of return an investor would receive if an interest-bearing security were held to its maturity date.

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John Weisser, Director
                        Anthony W. Polis, Treasurer
                        Sara L. Badler, Secretary
                        Richard D. Levy, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        Monitor Capital Advisors, Inc.
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998
(Unaudited)

                                                           MAINSTAY VP      MAINSTAY VP
                                                             CAPITAL            CASH         MAINSTAY VP
                                                           APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value (Identified Cost:
    $90,751,551; $8,979,483; $1,349,292; $1,979,884;
    $16,359,422; $3,892,552; $22,767,509; $18,216,774;
    $4,726,324, respectively)...........................   $128,298,258     $  8,979,483     $  1,375,895

LIABILITIES:
  Liability for mortality and expense risk charges......        219,173           13,782            2,240
                                                           ------------     ------------     ------------
      Total equity......................................   $128,079,085     $  8,965,701     $  1,373,655
                                                           ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 5,701,558;
      7,428,904; 107,754; 156,818; 1,113,359; 269,692;
      1,635,229; 1,139,151; 364,209, respectively.......   $128,079,085     $  8,965,701     $  1,373,655
                                                           ============     ============     ============
    Variable accumulation unit value....................   $      22.46     $       1.21     $      12.75
                                                           ============     ============     ============

                                                                                                ALGER
                                                           MAINSTAY VP      MAINSTAY VP        AMERICAN
                                                              GROWTH          INDEXED           SMALL
                                                              EQUITY           EQUITY       CAPITALIZATION
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value (Identified Cost:
    $26,455,953; $50,482,020; $3,320,237; $297,320;
    $9,402,947; $5,005,099; $2,906,389; $12,029,006;
    $2,434,352, respectively)...........................   $ 31,271,279     $ 53,535,819     $  3,312,557

LIABILITIES:
  Liability for mortality and expense risk charges......         52,058           78,935            9,747
                                                           ------------     ------------     ------------
      Total equity......................................   $ 31,219,221     $ 53,456,884     $  3,302,810
                                                           ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 1,331,586;
      1,979,001; 273,706; 24,112; 717,846; 365,431;
      224,414; 904,920; 221,453, respectively...........   $ 31,219,221     $ 53,456,884     $  3,302,810
                                                           ============     ============     ============
    Variable accumulation unit value....................   $      23.45     $      27.01     $      12.07
                                                           ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
     $  2,036,630     $ 16,769,468     $  3,895,994     $ 29,816,223     $ 20,571,731     $  4,897,020

            3,482           27,479            7,018           51,287           34,386            8,459
     ------------     ------------     ------------     ------------     ------------     ------------
     $  2,033,148     $ 16,741,989     $  3,888,976     $ 29,764,936     $ 20,537,345     $  4,888,561
     ============     ============     ============     ============     ============     ============

     $  2,033,148     $ 16,741,989     $  3,888,976     $ 29,764,936     $ 20,537,345     $  4,888,561
     ============     ============     ============     ============     ============     ============
     $      12.97     $      15.04     $      14.42     $      18.20     $      18.03     $      13.42
     ============     ============     ============     ============     ============     ============

                                                                         JANUS ASPEN     MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES          EMERGING
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE         MARKETS
       BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH           EQUITY
    ---------------------------------------------------------------------------------------------------
     $    314,743     $ 10,716,759     $  5,323,658     $  3,236,981     $ 14,314,806     $  1,865,757

              471           16,713            8,167            4,728           23,169            3,043
     ------------     ------------     ------------     ------------     ------------     ------------
     $    314,272     $ 10,700,046     $  5,315,491     $  3,232,253     $ 14,291,637     $  1,862,714
     ============     ============     ============     ============     ============     ============
     $    314,272     $ 10,700,046     $  5,315,491     $  3,232,253     $ 14,291,637     $  1,862,714
     ============     ============     ============     ============     ============     ============
     $      13.03     $      14.91     $      14.55     $      14.40     $      15.79     $       8.41
     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       45

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998
(Unaudited)

                                                             MAINSTAY VP      MAINSTAY VP
                                                               CAPITAL            CASH         MAINSTAY VP
                                                             APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                            ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................................   $      3,871     $    192,919     $        578
  Mortality and expense risk charges......................       (393,052)         (25,397)          (4,097)
                                                             ------------     ------------     ------------
      Net investment income (loss)........................       (389,181)         167,522           (3,519)
                                                             ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......................     13,369,462       38,405,472           19,070
  Cost of investments sold................................     (5,861,334)     (38,405,426)         (16,730)
                                                             ------------     ------------     ------------
      Net realized gain (loss) on investments.............      7,508,128               46            2,340
  Realized gain distribution received.....................          4,562               --           34,061
  Change in unrealized appreciation (depreciation)
    on investments........................................     11,979,861               (9)          45,220
                                                             ------------     ------------     ------------
      Net gain on investments.............................     19,492,551               37           81,621
                                                             ------------     ------------     ------------
  Decrease attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account..........................        (20,077)            (226)             (81)
                                                             ------------     ------------     ------------
      Net increase in total equity resulting
        from operations...................................   $ 19,083,293     $    167,333     $     78,021
                                                             ============     ============     ============

                                                                                                  ALGER
                                                             MAINSTAY VP      MAINSTAY VP        AMERICAN
                                                                GROWTH          INDEXED           SMALL
                                                                EQUITY           EQUITY       CAPITALIZATION
                                                            ------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................................   $         --     $      2,016     $         --
  Mortality and expense risk charges......................        (92,897)        (135,662)         (13,742)
                                                             ------------     ------------     ------------
      Net investment income (loss)........................        (92,897)        (133,646)         (13,742)
                                                             ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......................        219,800       23,514,475       52,044,973
  Cost of investments sold................................       (142,572)     (14,626,330)     (52,156,879)
                                                             ------------     ------------     ------------
      Net realized gain (loss) on investments.............         77,228        8,888,145         (111,906)
  Realized gain distribution received.....................             --          343,882          374,506
  Change in unrealized appreciation (depreciation)
    on investments........................................      3,855,431       (3,046,545)        (101,732)
                                                             ------------     ------------     ------------
      Net gain (loss) on investments......................      3,932,659        6,185,482          160,868
                                                             ------------     ------------     ------------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account..........................         (4,611)          (6,970)            (651)
                                                             ------------     ------------     ------------
      Net increase (decrease) in total equity resulting
        from operations...................................   $  3,835,151     $  6,044,866     $    146,475
                                                             ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
     $         --     $     20,020     $     31,380     $      6,264     $         42     $         --
           (6,659)         (50,577)         (12,765)         (94,482)         (65,434)         (16,272)
     ------------     ------------     ------------     ------------     ------------     ------------
           (6,659)         (30,557)          18,615          (88,218)         (65,392)         (16,272)
     ------------     ------------     ------------     ------------     ------------     ------------
        2,115,091          154,779        7,804,912        1,376,905          147,434          660,701
       (2,109,345)        (136,464)      (7,384,706)        (825,773)         (93,415)        (670,788)
     ------------     ------------     ------------     ------------     ------------     ------------
            5,746           18,315          420,206          551,132           54,019          (10,087)
               --           47,406               --          107,968          173,102               --
           75,654          647,488          143,787        2,771,283          428,792          207,599
     ------------     ------------     ------------     ------------     ------------     ------------
           81,400          713,209          563,993        3,430,383          655,913          197,512
     ------------     ------------     ------------     ------------     ------------     ------------
              (91)            (827)            (861)          (3,629)            (560)            (232)
     ------------     ------------     ------------     ------------     ------------     ------------
     $     74,650     $    681,825     $    581,747     $  3,338,536     $    589,961     $    181,008
     ============     ============     ============     ============     ============     ============

                                                                         JANUS ASPEN     MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES          EMERGING
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE         MARKETS
       BALANCED        CONTRAFUND     EQUITY-INCOME       BALANCED          GROWTH           EQUITY
    ---------------------------------------------------------------------------------------------------
     $         --     $     44,727     $     42,343     $     75,352     $    337,280     $         --
             (793)         (27,647)         (13,597)          (7,793)         (37,885)          (6,589)
     ------------     ------------     ------------     ------------     ------------     ------------
             (793)          17,080           28,746           67,559          299,395           (6,589)
     ------------     ------------     ------------     ------------     ------------     ------------
           16,473          134,145           61,312          168,724          207,767          273,905
          (14,340)        (104,663)         (53,022)        (127,332)        (155,250)        (318,712)
     ------------     ------------     ------------     ------------     ------------     ------------
            2,133           29,482            8,290           41,392           52,517          (44,807)
               --          329,061          150,693           20,409          144,214               --
           17,567          823,942          141,141          227,588        1,963,913         (272,152)
     ------------     ------------     ------------     ------------     ------------     ------------
           19,700        1,182,485          300,124          289,389        2,160,644         (316,959)
     ------------     ------------     ------------     ------------     ------------     ------------
              (23)          (1,476)            (373)            (419)          (2,965)             450
     ------------     ------------     ------------     ------------     ------------     ------------
     $     18,884     $  1,198,089     $    328,497     $    356,529     $  2,457,074     $   (323,098)
     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       47

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                             MAINSTAY VP                         MAINSTAY VP
                                                         CAPITAL APPRECIATION                  CASH MANAGEMENT
                                                    ------------------------------      ------------------------------
                                                        1998              1997              1998              1997
                                                    ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $   (389,181)     $   (557,168)     $    167,522      $    250,887
    Net realized gain on investments..............     7,508,128           618,079                46                54
    Realized gain distribution received...........         4,562         1,303,265                --                --
    Change in unrealized appreciation
      (depreciation) on investments...............    11,979,861        14,268,963                (9)                9
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....       (20,077)          (15,392)             (226)              (49)
                                                    ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations...........................    19,083,293        15,617,747           167,333           250,901
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Return of equity contribution to New York Life
      Insurance and Annuity Corporation...........            --                --                --                --
    Policyowners' premium payments................    20,231,441        35,212,386        28,975,984        36,523,185
    Cost of insurance.............................    (7,360,285)      (13,265,402)         (910,768)       (1,411,287)
    Policyowners' surrenders......................    (2,317,727)       (3,421,827)          (77,612)         (163,399)
    Net transfers to Fixed Account................    (1,590,074)       (2,119,635)         (320,637)         (737,645)
    Transfers between Investment Divisions........     3,093,224         5,279,916       (27,001,479)      (32,758,497)
    Policyowners' death benefits..................      (160,163)          (69,600)          (18,009)          (10,139)
                                                    ------------      ------------      ------------      ------------
      Net contributions and withdrawals...........    11,896,416        21,615,838           647,479         1,442,218
                                                    ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.......    30,979,709        37,233,585           814,812         1,693,119
TOTAL EQUITY:
    Beginning of period...........................    97,099,376        59,865,791         8,150,889         6,457,770
                                                    ------------      ------------      ------------      ------------
    End of period.................................  $128,079,085      $ 97,099,376      $  8,965,701      $  8,150,889
                                                    ============      ============      ============      ============

                                                             MAINSTAY VP                         MAINSTAY VP
                                                         INTERNATIONAL EQUITY                    TOTAL RETURN
                                                    ------------------------------      ------------------------------
                                                        1998              1997              1998              1997
                                                    ------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)..................  $     18,615      $    196,843      $    (88,218)     $    368,244
    Net realized gain (loss) on investments.......       420,206           775,916           551,132           421,353
    Realized gain distribution received...........            --                --           107,968           441,150
    Change in unrealized appreciation
      (depreciation) on investments...............       143,787          (823,782)        2,771,283         2,055,337
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account....          (861)             (382)           (3,629)           (3,477)
                                                    ------------      ------------      ------------      ------------
      Net increase in total equity resulting
        from operations...........................       581,747           148,595         3,338,536         3,282,607
                                                    ------------      ------------      ------------      ------------
  Contributions and withdrawals:
    Return of equity contribution to New York
      Life Insurance and Annuity Corporation......            --       (11,738,745)               --                --
    Policyowners' premium payments................       721,891         1,521,928         4,482,447         8,153,659
    Cost of insurance.............................      (266,432)         (500,492)       (1,590,114)       (3,111,363)
    Policyowners' surrenders......................      (105,638)          (47,748)         (576,641)         (866,926)
    Net transfers to Fixed Account................       (84,653)          (43,728)         (389,089)         (499,837)
    Transfers between Investment Divisions........       (10,051)          242,651            83,296           344,132
    Policyowners' death benefits..................       (98,517)           (3,803)         (111,815)          (30,727)
                                                    ------------      ------------      ------------      ------------
      Net contributions and withdrawals...........       156,600       (10,569,937)        1,898,084         3,988,938
                                                    ------------      ------------      ------------      ------------
        Increase (decrease) in total equity.......       738,347       (10,421,342)        5,236,620         7,271,545
TOTAL EQUITY:
    Beginning of period...........................     3,150,629        13,571,971        24,528,316        17,256,771
                                                    ------------      ------------      ------------      ------------
    End of period.................................  $  3,888,976      $  3,150,629      $ 29,764,936      $ 24,528,316
                                                    ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                     MAINSTAY VP
             MAINSTAY VP                         MAINSTAY VP                          HIGH YIELD
             CONVERTIBLE                          GOVERNMENT                        CORPORATE BOND
    ------------------------------      ------------------------------      ------------------------------
        1998              1997              1998              1997              1998              1997
    ------------------------------------------------------------------------------------------------------
    $     (3,519)     $     29,105      $     (6,659)     $     95,958      $    (30,557)     $    690,431
           2,340            13,374             5,746             6,231            18,315         2,020,482
          34,061            46,486                --                --            47,406           486,646
          45,220           (18,565)           75,654            35,959           647,488        (1,969,535)
             (81)             (107)              (91)             (174)             (827)           (2,363)
    ------------      ------------      ------------      ------------      ------------      ------------
          78,021            70,293            74,650           137,974           681,825         1,225,661
    ------------      ------------      ------------      ------------      ------------      ------------
              --                --                --                --                --       (12,980,105)
         294,131           416,058           278,213           565,639         3,709,321         5,209,882
        (109,393)         (111,682)          (98,717)         (224,791)       (1,111,618)       (1,602,404)
         (10,147)           (4,694)          (30,604)          (68,227)         (212,125)         (247,985)
         (11,226)          (13,050)          (15,178)          (41,442)         (121,569)          (80,517)
         250,729           389,933           161,448          (115,412)        1,551,368         2,688,651
              --                --           (25,537)               --            (8,248)           (4,740)
    ------------      ------------      ------------      ------------      ------------      ------------
         414,094           676,565           269,625           115,767         3,807,129        (7,017,218)
    ------------      ------------      ------------      ------------      ------------      ------------
         492,115           746,858           344,275           253,741         4,488,954        (5,791,557)
         881,540           134,682         1,688,873         1,435,132        12,253,035        18,044,592
    ------------      ------------      ------------      ------------      ------------      ------------
    $  1,373,655      $    881,540      $  2,033,148      $  1,688,873      $ 16,741,989      $ 12,253,035
    ============      ============      ============      ============      ============      ============

             MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP
                VALUE                                BOND                           GROWTH EQUITY
    ------------------------------      ------------------------------      ------------------------------
        1998              1997              1998              1997              1998              1997
    ------------------------------------------------------------------------------------------------------
    $    (65,392)     $    106,867      $    (16,272)     $    240,309      $    (92,897)     $     35,266
          54,019         2,322,625           (10,087)           32,885            77,228           204,229
         173,102           677,784                --            11,900                --         2,869,322
         428,792          (692,340)          207,599            45,233         3,855,431           675,936
            (560)           (2,689)             (232)             (431)           (4,611)           (4,349)
    ------------      ------------      ------------      ------------      ------------      ------------
         589,961         2,412,247           181,008           329,896         3,835,151         3,780,404
    ------------      ------------      ------------      ------------      ------------      ------------
              --        (7,345,155)               --                --                --                --
       4,600,712         6,236,512           915,695         1,629,051         5,533,165         7,565,076
      (1,547,582)       (2,115,916)         (286,970)         (499,972)       (1,732,843)       (2,621,057)
        (289,708)         (202,363)         (103,244)         (141,987)         (342,428)         (447,153)
        (204,477)         (134,401)          (37,060)          (92,777)         (251,512)         (287,713)
       1,516,759         3,413,486           226,756           156,019         1,949,052         2,607,194
        (118,226)           (6,038)         (269,319)           (2,486)          (15,840)          (32,659)
    ------------      ------------      ------------      ------------      ------------      ------------
       3,957,478          (153,875)          445,858         1,047,848         5,139,594         6,783,688
    ------------      ------------      ------------      ------------      ------------      ------------
       4,547,439         2,258,372           626,866         1,377,744         8,974,745        10,564,092
      15,989,906        13,731,534         4,261,695         2,883,951        22,244,476        11,680,384
    ------------      ------------      ------------      ------------      ------------      ------------
    $ 20,537,345      $ 15,989,906      $  4,888,561      $  4,261,695      $ 31,219,221      $ 22,244,476
    ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       49

For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                                                     ALGER
                                                                                                    AMERICAN
                                                                MAINSTAY VP                          SMALL
                                                               INDEXED EQUITY                    CAPITALIZATION
                                                        ----------------------------      ----------------------------
                                                           1998             1997             1998             1997
                                                        --------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)......................  $  (133,646)     $   229,108      $   (13,742)     $    (6,663)
    Net realized gain (loss) on investments...........    8,888,145          647,604         (111,906)           2,566
    Realized gain distribution received...............      343,882          701,766          374,506           27,734
    Change in unrealized appreciation
      (depreciation) on investments...................   (3,046,545)       4,086,848         (101,732)          94,168
    Decrease attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account........       (6,970)          (5,232)            (651)            (165)
                                                        -----------      -----------      -----------      -----------
      Net increase in total equity resulting
        from operations...............................    6,044,866        5,660,094          146,475          117,640
                                                        -----------      -----------      -----------      -----------
  Contributions and withdrawals:
    Policyowners' premium payments....................    9,425,782       10,763,151          918,511          889,897
    Cost of insurance.................................   (3,236,396)      (3,866,075)        (314,149)        (237,282)
    Policyowners' surrenders..........................     (732,791)        (696,971)         (33,379)         (17,688)
    Net transfers to Fixed Account....................     (524,148)        (527,396)         (11,879)         (20,195)
    Transfers between Investment Divisions............   11,702,865        5,609,822          668,888        1,079,383
    Policyowners' death benefits......................      (23,428)         (49,784)              --           (4,799)
                                                        -----------      -----------      -----------      -----------
      Net contributions and withdrawals...............   16,611,884       11,232,747        1,227,992        1,689,316
                                                        -----------      -----------      -----------      -----------
        Increase in total equity......................   22,656,750       16,892,841        1,374,467        1,806,956
TOTAL EQUITY:
    Beginning of period...............................   30,800,134       13,907,293        1,928,343          121,387
                                                        -----------      -----------      -----------      -----------
    End of period.....................................  $53,456,884      $30,800,134      $ 3,302,810      $ 1,928,343
                                                        ===========      ===========      ===========      ===========

                                                                  FIDELITY                        JANUS ASPEN
                                                                    VIP                              SERIES
                                                               EQUITY-INCOME                        BALANCED
                                                        ----------------------------      ----------------------------
                                                           1998             1997             1998             1997
                                                        --------------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)......................  $    28,746      $    (2,922)     $    67,559      $    23,665
    Net realized gain (loss) on investments...........        8,290            5,300           41,392           11,307
    Realized gain distribution received...............      150,693           19,970           20,409            1,077
    Change in unrealized appreciation
      (depreciation) on investments...................      141,141          177,716          227,588          103,207
    Increase (decrease) attributable to funds of
      New York Life Insurance and Annuity
      Corporation retained by Separate Account........         (373)            (182)            (419)            (176)
                                                        -----------      -----------      -----------      -----------
      Net increase (decrease) in total equity
        resulting from operations.....................      328,497          199,882          356,529          139,080
                                                        -----------      -----------      -----------      -----------
  Contributions and withdrawals:
    Policyowners' premium payments....................    1,473,479          918,009        1,096,294          644,403
    Cost of insurance.................................     (367,004)        (212,463)        (240,152)        (163,402)
    Policyowners' surrenders..........................      (37,584)          (6,862)         (27,886)          (7,064)
    Net transfers to Fixed Account....................      (32,669)          (7,728)         (11,819)         (11,645)
    Transfers between Investment Divisions............    1,600,129        1,357,221          674,055          787,770
    Policyowners' death benefits......................           --               --         (110,888)              --
                                                        -----------      -----------      -----------      -----------
      Net contributions and withdrawals...............    2,636,351        2,048,177        1,379,604        1,250,062
                                                        -----------      -----------      -----------      -----------
        Increase in total equity......................    2,964,848        2,248,059        1,736,133        1,389,142
TOTAL EQUITY:
    Beginning of period...............................    2,350,643          102,584        1,496,120          106,978
                                                        -----------      -----------      -----------      -----------
    End of period.....................................  $ 5,315,491      $ 2,350,643      $ 3,232,253      $ 1,496,120
                                                        ===========      ===========      ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

               CALVERT                            FIDELITY
               SOCIAL                              VIP II
              BALANCED                           CONTRAFUND
    -----------------------------       -----------------------------
       1998              1997              1998              1997
    -----------------------------------------------------------------
    $      (793)      $     3,095       $    17,080       $   (13,107)
          2,133             2,858            29,482            21,286
             --             8,046           329,061            14,890
         17,567               821           823,942           488,379
            (23)              (16)           (1,476)             (592)
    -----------       -----------       -----------       -----------
         18,884            14,804         1,198,089           510,856
    -----------       -----------       -----------       -----------
        104,874            66,367         3,121,307         2,664,045
        (26,790)          (19,221)         (855,086)         (596,242)
         (7,800)             (987)          (70,938)          (42,541)
            (42)             (370)          (60,551)          (49,073)
         51,048            89,506         1,742,663         2,995,348
             --                --          (114,379)               --
    -----------       -----------       -----------       -----------
        121,290           135,295         3,763,016         4,971,537
    -----------       -----------       -----------       -----------
        140,174           150,099         4,961,105         5,482,393
        174,098            23,999         5,738,941           256,548
    -----------       -----------       -----------       -----------
    $   314,272       $   174,098       $10,700,046       $ 5,738,941
    ===========       ===========       ===========       ===========

             JANUS ASPEN                       MORGAN STANLEY
               SERIES                             EMERGING
              WORLDWIDE                            MARKETS
               GROWTH                              EQUITY
    -----------------------------       -----------------------------
       1998              1997              1998              1997
    -----------------------------------------------------------------
    $   299,395       $    19,211       $    (6,589)      $     4,713
         52,517            22,542           (44,807)           24,925
        144,214            17,119                --            50,836
      1,963,913           319,287          (272,152)         (296,932)
         (2,965)             (494)              450               134
    -----------       -----------       -----------       -----------
      2,457,074           377,665          (323,098)         (216,324)
    -----------       -----------       -----------       -----------
      3,253,633         3,320,718           797,200           948,661
     (1,074,736)         (742,262)         (205,595)         (209,093)
       (113,131)          (39,211)          (26,778)          (14,813)
        (79,166)          (95,247)          (12,180)          (10,081)
      2,154,084         4,680,102           (10,012)        1,114,525
        (65,798)             (869)          (42,690)           (2,744)
    -----------       -----------       -----------       -----------
      4,074,886         7,123,231           499,945         1,826,455
    -----------       -----------       -----------       -----------
      6,531,960         7,500,896           176,847         1,610,131
      7,759,677           258,781         1,685,867            75,736
    -----------       -----------       -----------       -----------
    $14,291,637       $ 7,759,677       $ 1,862,714       $ 1,685,867
    ===========       ===========       ===========       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                       51

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

    NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life
Insurance and Annuity Corporation, a wholly-owned subsidiary of New York
Life Insurance Company. The VUL Separate Account-I funds Flexible Premium Variable Life Insurance policies ("VUL policies"), and Survivorship Variable Universal Life Policies ("SVUL policies"). VUL policies were first offered on June 4, 1993 and May 6, 1998 for SVUL policies. Both policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. SVUL policies offer life insurance protection on two insureds and flexibility with respect to premium payments and death benefits. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  VUL Separate Account-I offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 1998, the investments of VUL Separate Account-I are as follows:

                                                          MAINSTAY VP          MAINSTAY VP
                                                            CAPITAL               CASH              MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT           CONVERTIBLE
                                                          -------------------------------------------------------
Number of shares........................................      4,817                8,980                  121
Identified cost*........................................    $90,752              $ 8,979              $ 1,349

                                                                                                       ALGER
                                                          MAINSTAY VP          MAINSTAY VP            AMERICAN
                                                             GROWTH              INDEXED               SMALL
                                                             EQUITY              EQUITY            CAPITALIZATION
                                                          -------------------------------------------------------
Number of shares........................................      1,325                2,232                   77
Identified cost*........................................    $26,456              $50,482              $ 3,320

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the six months ended June 30, 1998, was as follows:

                                                          MAINSTAY VP          MAINSTAY VP
                                                            CAPITAL               CASH              MAINSTAY VP
                                                          APPRECIATION         MANAGEMENT           CONVERTIBLE
                                                          -------------------------------------------------------
Purchases...............................................    $24,914              $39,222              $   464
Proceeds from sales.....................................     13,369               38,405                   19

                                                                                                       ALGER
                                                          MAINSTAY VP          MAINSTAY VP            AMERICAN
                                                             GROWTH              INDEXED               SMALL
                                                             EQUITY              EQUITY            CAPITALIZATION
                                                          -------------------------------------------------------
Purchases...............................................    $ 5,276              $40,358              $53,640
Proceeds from sales.....................................        220               23,514               52,045

                                                   NYLIAC VUL SEPARATE ACCOUNT-I
--------------------------------------------------------------------------------

                   MAINSTAY VP      MAINSTAY VP    MAINSTAY VP
    MAINSTAY VP     HIGH YIELD     INTERNATIONAL      TOTAL      MAINSTAY VP    MAINSTAY VP
    GOVERNMENT    CORPORATE BOND      EQUITY         RETURN         VALUE           BOND
    -----------------------------------------------------------------------------------------
          199          1,361              321          1,602         1,237            357
      $ 1,980        $16,359          $ 3,893        $22,768       $18,217        $ 4,726

                                                                 JANUS ASPEN   MORGAN STANLEY
      CALVERT        FIDELITY        FIDELITY      JANUS ASPEN     SERIES         EMERGING
      SOCIAL          VIP II            VIP          SERIES       WORLDWIDE       MARKETS
     BALANCED       CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH          EQUITY
    -----------------------------------------------------------------------------------------
          144            488              212            163           499            234
      $   297        $ 9,403          $ 5,005        $ 2,906       $12,029        $ 2,434

                   MAINSTAY VP      MAINSTAY VP    MAINSTAY VP
    MAINSTAY VP     HIGH YIELD     INTERNATIONAL      TOTAL      MAINSTAY VP    MAINSTAY VP
    GOVERNMENT    CORPORATE BOND      EQUITY         RETURN         VALUE           BOND
    -----------------------------------------------------------------------------------------
      $ 2,378        $ 3,985          $ 7,981        $ 3,300       $ 4,220        $ 1,091
        2,115            155            7,805          1,377           147            661

                                                                 JANUS ASPEN   MORGAN STANLEY
      CALVERT        FIDELITY        FIDELITY      JANUS ASPEN     SERIES         EMERGING
      SOCIAL          VIP II            VIP          SERIES       WORLDWIDE       MARKETS
     BALANCED       CONTRAFUND     EQUITY-INCOME    BALANCED       GROWTH          EQUITY
    -----------------------------------------------------------------------------------------
      $   137        $ 4,250          $ 2,881        $ 1,638       $ 4,735        $   768
           16            134               61            169           208            274

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

VUL Separate Account-I is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 1.00%. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At June 30, 1998, the cost to Policyowners for accumulation units outstanding, with adjustments for net investment income (loss), market appreciation (depreciation) and deduction for expenses is as follows:

                                                            MAINSTAY VP      MAINSTAY VP
                                                              CAPITAL            CASH         MAINSTAY VP
                                                            APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                           ------------------------------------------------
Cost to Policyowners (net of withdrawals)................     $127,956         $ 25,370         $  1,523
Sales charges............................................      (10,043)         (12,799)             (75)
Cost of insurance........................................      (35,681)          (4,245)            (224)
Accumulated net investment income (loss).................       (1,201)             640               27
Accumulated net realized gain on investments and
  realized gain distributions received...................        9,544               --               96
Unrealized appreciation (depreciation) on investments....       37,547               --               27
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...          (43)              --               --
                                                              --------         --------         --------
Net amount applicable to Policyowners....................     $128,079         $  8,966         $  1,374
                                                              ========         ========         ========

                                                                                                 ALGER
                                                            MAINSTAY VP      MAINSTAY VP        AMERICAN
                                                               GROWTH          INDEXED           SMALL
                                                               EQUITY           EQUITY       CAPITALIZATION
                                                           ------------------------------------------------
Cost to Policyowners (net of withdrawals)................     $ 30,299         $ 51,882         $  3,778
Sales charges............................................       (2,095)          (2,888)            (184)
Cost of insurance........................................       (6,874)          (9,862)            (555)
Accumulated net investment income (loss).................           30              323              (20)
Accumulated net realized gain on investments and
  realized gain distributions received...................        5,055           10,963              293
Unrealized appreciation (depreciation) on investments....        4,815            3,054               (8)
Increase (decrease) attributable to funds of New York
  Life Insurance and Annuity Corporation retained by
  Separate Account.......................................          (11)             (15)              (1)
                                                              --------         --------         --------
Net amount applicable to Policyowners....................     $ 31,219         $ 53,457         $  3,303
                                                              ========         ========         ========

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
       MAINSTAY VP         HIGH YIELD         INTERNATIONAL           TOTAL            MAINSTAY VP         MAINSTAY VP
       GOVERNMENT        CORPORATE BOND          EQUITY              RETURN               VALUE               BOND
    -----------------------------------------------------------------------------------------------------------------
        $  2,656            $ 16,264            $  2,734            $ 32,416            $ 20,665            $  6,128
            (229)             (1,169)               (333)             (2,667)             (1,425)               (472)
            (741)             (3,473)             (1,048)             (9,387)             (4,652)             (1,477)
             262               1,789               1,312                 775                 164                 492
              28               2,928               1,225               1,588               3,436                  48
              57                 410                   3               7,049               2,355                 171
              --                  (7)                 (4)                 (9)                 (6)                 (1)
        --------            --------            --------            --------            --------            --------
        $  2,033            $ 16,742            $  3,889            $ 29,765            $ 20,537            $  4,889
        ========            ========            ========            ========            ========            ========

                                                                                       JANUS ASPEN       MORGAN STANLEY
         CALVERT            FIDELITY            FIDELITY           JANUS ASPEN           SERIES             EMERGING
         SOCIAL              VIP II                VIP               SERIES             WORLDWIDE            MARKETS
        BALANCED           CONTRAFUND         EQUITY-INCOME         BALANCED             GROWTH              EQUITY
    -----------------------------------------------------------------------------------------------------------------
        $    343            $ 11,031            $  5,610            $  3,317            $ 13,941            $  2,996
             (17)               (585)               (242)               (176)               (666)               (177)
             (46)             (1,457)               (581)               (405)             (1,823)               (417)
               3                   4                  26                  92                 320                  (2)
              14                 395                 184                  74                 237                  31
              17               1,314                 319                 331               2,286                (569)
              --                  (2)                 (1)                 (1)                 (3)                  1
        --------            --------            --------            --------            --------            --------
        $    314            $ 10,700            $  5,315            $  3,232            $ 14,292            $  1,863
        ========            ========            ========            ========            ========            ========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the six months ended June 30, 1998 and for the year ended December 31, 1997, were as follows:

                                                MAINSTAY VP           MAINSTAY VP
                                           CAPITAL APPRECIATION     CASH MANAGEMENT
                                           ---------------------   -----------------
                                             1998        1997       1998      1997
                                           -----------------------------------------
Units redeemed on return of equity
  contribution to New York Life Insurance
  and Annuity Corporation................        --          --         --        --
Units issued on premium payments.........       974       2,026     24,231    31,570
Units redeemed on cost of insurance......      (354)       (763)      (762)   (1,220)
Units redeemed on surrenders.............      (111)       (196)       (65)     (141)
Units redeemed on net transfers to
  Fixed Account..........................       (89)       (130)      (270)     (650)
Units issued (redeemed) on transfers
  between Investment Divisions...........       164         317    (22,594)  (28,363)
Units redeemed on death benefits.........        (7)         (4)       (15)       (9)
                                            -------     -------    -------   -------
  Net increase (decrease)................       577       1,250        525     1,187
Units outstanding, beginning of period...     5,125       3,875      6,904     5,717
                                            -------     -------    -------   -------
Units outstanding, end of period.........     5,702       5,125      7,429     6,904
                                            =======     =======    =======   =======


                                                MAINSTAY VP           MAINSTAY VP
                                           INTERNATIONAL EQUITY      TOTAL RETURN
                                           ---------------------   -----------------
                                             1998        1997       1998      1997
                                           -----------------------------------------
Units redeemed on return of equity
  contribution to New York Life Insurance
  and Annuity Corporation................        --      (1,000)        --        --
Units issued on premium payments.........        54         125        259       547
Units redeemed on cost of insurance......       (20)        (41)       (92)     (208)
Units redeemed on surrenders.............        (8)         (4)       (33)      (58)
Units redeemed on net transfers to
  Fixed Account..........................        (6)         (3)       (26)      (37)
Units issued (redeemed) on transfers
  between Investment Divisions...........        (1)         20          9        28
Units redeemed on death benefits.........        (7)         --         (6)       (2)
                                            -------     -------    -------   -------
  Net increase (decrease)................        12        (903)       111       270
Units outstanding, beginning of period...       258       1,161      1,524     1,254
                                            -------     -------    -------   -------
Units outstanding, end of period.........       270         258      1,635     1,524
                                            =======     =======    =======   =======

                                                   NYLIAC VUL SEPARATE ACCOUNT-I
--------------------------------------------------------------------------------

                                               MAINSTAY VP
       MAINSTAY VP         MAINSTAY VP         HIGH YIELD
       CONVERTIBLE         GOVERNMENT        CORPORATE BOND
    -----------------   -----------------   -----------------
     1998      1997      1998      1997      1998      1997
    ---------------------------------------------------------
         --        --        --        --        --    (1,000)
         24        37        22        48       249       383
         (9)      (10)       (8)      (19)      (75)     (119)
         (1)       --        (2)       (6)      (14)      (18)
         (1)       (1)       (2)       (3)       (9)       (5)
         20        36        14       (10)      106       200
         --        --        (2)       --        (1)       --
    -------   -------   -------   -------   -------   -------
         33        62        22        10       256      (559)
         75        13       135       125       857     1,416
    -------   -------   -------   -------   -------   -------
        108        75       157       135     1,113       857
    =======   =======   =======   =======   =======   =======


       MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
          VALUE               BOND            GROWTH EQUITY
    -----------------   -----------------   -----------------
     1998      1997      1998      1997      1998      1997
    ---------------------------------------------------------
         --      (500)       --        --        --        --
        253       393        70       135       251       413
        (85)     (134)      (22)      (41)      (78)     (143)
        (16)      (13)       (8)      (12)      (16)      (24)
        (12)      (10)       (4)       (7)      (13)      (17)
         84       219        18        12        90       146
         (6)       --       (20)       --        (1)       (2)
    -------   -------   -------   -------   -------   -------
        218       (45)       34        87       233       373
        921       966       330       243     1,099       726
    -------   -------   -------   -------   -------   -------
      1,139       921       364       330     1,332     1,099
    =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------

                                                                     ALGER
                                                                   AMERICAN
                                                MAINSTAY VP          SMALL
                                              INDEXED EQUITY    CAPITALIZATION
                                              ---------------   ---------------
                                               1998     1997     1998     1997
                                              ---------------------------------
Units issued on premium payments............     371      516       83       87
Units redeemed on cost of insurance.........    (127)    (185)     (28)     (23)
Units redeemed on surrenders................     (29)     (33)      (3)      (2)
Units redeemed on net transfers to
  Fixed Account.............................     (23)     (26)      (2)      (2)
Units issued on transfers between
  Investment Divisions......................     453      270       44      108
Units redeemed on death benefits............      (1)      (2)      --       (1)
                                              ------   ------   ------   ------
  Net increase..............................     644      540       94      167
Units outstanding, beginning of period......   1,335      795      180       13
                                              ------   ------   ------   ------
Units outstanding, end of period............   1,979    1,335      274      180
                                              ======   ======   ======   ======

                                                 FIDELITY         JANUS ASPEN
                                                    VIP             SERIES
                                               EQUITY-INCOME       BALANCED
                                              ---------------   ---------------
                                               1998     1997     1998     1997
                                              ---------------------------------
Units issued on premium payments............     105       74       80       58
Units redeemed on cost of insurance.........     (26)     (17)     (18)     (14)
Units redeemed on surrenders................      (3)      (1)      (2)      (1)
Units redeemed on net transfers to
  Fixed Account.............................      (3)      (1)      (1)      (1)
Units issued (redeemed) on transfers between
  Investment Divisions......................     114      113       51       69
Units redeemed on death benefits............      --       --       (8)      --
                                              ------   ------   ------   ------
  Net increase..............................     187      168      102      111
Units outstanding, beginning of period......     178       10      122       11
                                              ------   ------   ------   ------
Units outstanding, end of period............     365      178      224      122
                                              ======   ======   ======   ======

                                                   NYLIAC VUL SEPARATE ACCOUNT-I
--------------------------------------------------------------------------------

        CALVERT          FIDELITY
        SOCIAL            VIP II
       BALANCED         CONTRAFUND
    ---------------   ---------------
     1998     1997     1998     1997
    ---------------------------------
         8        7      223      222
        (2)      (2)     (61)     (49)
        (1)      --       (5)      (3)
        --       --       (7)      (4)
         4        8      128      257
        --       --       (8)      --
    ------   ------   ------   ------
         9       13      270      423
        15        2      448       25
    ------   ------   ------   ------
        24       15      718      448
    ======   ======   ======   ======

      JANUS ASPEN     MORGAN STANLEY
        SERIES           EMERGING
       WORLDWIDE          MARKETS
        GROWTH            EQUITY
    ---------------   ---------------
     1998     1997     1998     1997
    ---------------------------------
       225      274       82       85
       (74)     (61)     (21)     (19)
        (8)      (3)      (3)      (1)
        (7)      (8)      (1)      (1)
       151      395       (1)      97
        (4)      --       (4)      --
    ------   ------   ------   ------
       283      597       52      161
       622       25      169        8
    ------   ------   ------   ------
       905      622      221      169
    ======   ======   ======   ======

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

The following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of VUL Separate Account-I:

                                                                                MAINSTAY VP
                                                                           CAPITAL APPRECIATION
                                                                -------------------------------------------
                                                                1998(d)    1997     1996     1995     1994
                                                                -------------------------------------------
Unit value, beginning of period.............................    $18.95    $15.45   $13.10   $ 9.72   $10.23
Net investment income (loss)................................     (0.07)    (0.12)   (0.09)      --     0.04
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      3.58      3.62     2.44     3.38    (0.55)
                                                                ------    ------   ------   ------   ------
Unit value, end of period...................................    $22.46    $18.95   $15.45   $13.10   $ 9.72
                                                                ======    ======   ======   ======   ======

                                                                                MAINSTAY VP
                                                                                GOVERNMENT
                                                                -------------------------------------------
                                                                1998(d)    1997     1996     1995     1994
                                                                -------------------------------------------
Unit value, beginning of period.............................    $12.49    $11.49   $11.31   $ 9.76   $10.01
Net investment income (loss)................................     (0.04)     0.71     0.76     0.93     1.46
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      0.52      0.29    (0.58)    0.62    (1.71)
                                                                ------    ------   ------   ------   ------
Unit value, end of period...................................    $12.97    $12.49   $11.49   $11.31   $ 9.76
                                                                ======    ======   ======   ======   ======

                                                                                MAINSTAY VP
                                                                               TOTAL RETURN
                                                                -------------------------------------------
                                                                1998(d)    1997     1996     1995     1994
                                                                -------------------------------------------
Unit value, beginning of period.............................    $16.10    $13.76   $12.37   $ 9.70   $10.18
Net investment income (loss)................................     (0.06)     0.26     0.26     0.32     0.52
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      2.16      2.08     1.13     2.35    (1.00)
                                                                ------    ------   ------   ------   ------
Unit value, end of period...................................    $18.20    $16.10   $13.76   $12.37   $ 9.70
                                                                ======    ======   ======   ======   ======

 +  Per unit data based on average monthly units outstanding during the period.
(a) For the period May 2, 1994 (Commencement of Operations) through December
    31, 1994.
(b) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(c) For the period October 1, 1996 (Commencement of Operations) through
    December 31, 1996.
(d) For the six months ended June 30, 1998.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I
--------------------------------------------------------------------------------

                      MAINSTAY VP                             MAINSTAY VP
                    CASH MANAGEMENT                           CONVERTIBLE
    -----------------------------------------------   ---------------------------
    1998(d)    1997      1996      1995      1994     1998(d)    1997     1996(c)
    -----------------------------------------------------------------------------
    $ 1.18    $ 1.13    $ 1.08    $ 1.03    $ 1.00    $11.81    $10.31    $10.00
      0.03      0.05      0.04      0.05      0.03     (0.04)     0.64      0.16
        --        --      0.01        --        --      0.98      0.86      0.15
    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.21    $ 1.18    $ 1.13    $ 1.08    $ 1.03    $12.75    $11.81    $10.31
    ======    ======    ======    ======    ======    ======    ======    ======

                 MAINSTAY VP                             MAINSTAY VP
                 HIGH YIELD                             INTERNATIONAL
               CORPORATE BOND                              EQUITY
    -------------------------------------   -------------------------------------
    1998(d)    1997      1996     1995(b)   1998(d)    1997      1996     1995(b)
    -----------------------------------------------------------------------------
    $14.31    $12.75    $10.95    $10.00    $12.20    $11.69    $10.65    $10.00
     (0.03)     0.67      0.61      0.36      0.07      0.33      0.58      0.46
      0.76      0.89      1.19      0.59      2.15      0.18      0.46      0.19
    ------    ------    ------    ------    ------    ------    ------    ------
    $15.04    $14.31    $12.75    $10.95    $14.42    $12.20    $11.69    $10.65
    ======    ======    ======    ======    ======    ======    ======    ======

                 MAINSTAY VP                                  MAINSTAY VP
                    VALUE                                        BOND
    -------------------------------------   -----------------------------------------------
    1998(d)    1997      1996     1995(b)   1998(d)    1997      1996      1995     1994(a)
    ---------------------------------------------------------------------------------------
    $17.35    $14.22    $11.62    $10.00    $12.91    $11.85    $11.70    $ 9.96    $10.00
     (0.06)     0.12      0.12      0.05     (0.05)     0.80      0.92      1.03      1.70
      0.74      3.01      2.48      1.57      0.56      0.26     (0.77)     0.71     (1.74)
    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $18.03    $17.35    $14.22    $11.62    $13.42    $12.91    $11.85    $11.70    $ 9.96
    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                  MAINSTAY VP
                                                                                 GROWTH EQUITY
                                                                -----------------------------------------------
                                                                1998(d)    1997      1996      1995     1994(a)
                                                                -----------------------------------------------
Unit value, beginning of period.............................    $20.25    $16.09    $13.01    $10.14    $10.00
Net investment income (loss)................................     (0.08)     0.04      0.08      0.17      0.30
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      3.28      4.12      3.00      2.70     (0.16)
                                                                ------    ------    ------    ------    ------
Unit value, end of period...................................    $23.45    $20.25    $16.09    $13.01    $10.14
                                                                ======    ======    ======    ======    ======

                                                                          CALVERT
                                                                          SOCIAL
                                                                         BALANCED
                                                                ---------------------------
                                                                1998(d)    1997     1996(c)
                                                                ---------------------------
Unit value, beginning of period.............................    $11.88    $ 9.96    $10.00
Net investment income (loss)................................     (0.04)     0.40      0.21
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital share
  transactions).............................................      1.19      1.52     (0.25)
                                                                ------    ------    ------
Unit value, end of period...................................    $13.03    $11.88    $ 9.96
                                                                ======    ======    ======

                                                                        JANUS ASPEN
                                                                          SERIES
                                                                         BALANCED
                                                                ---------------------------
                                                                1998(d)    1997     1996(c)
                                                                ---------------------------
Unit value, beginning of period.............................    $12.31    $10.15    $10.00
Net investment income (loss)................................      0.40      0.35      0.17
Net realized and unrealized gains (losses) on security
  transactions and realized capital gain distributions
  received (includes the effect of capital shared
  transactions).............................................      1.69      1.81     (0.02)
                                                                ------    ------    ------
Unit value, end of period...................................    $14.40    $12.31    $10.15
                                                                ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the period.
(a) For the period May 2, 1994 (Commencement of Operations) through December
    31, 1994.
(c) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(d) For the six months ended June 30, 1998.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I
--------------------------------------------------------------------------------

                                                                 ALGER
                      MAINSTAY VP                              AMERICAN
                    INDEXED EQUITY                       SMALL CAPITALIZATION
    -----------------------------------------------   ---------------------------
    1998(d)    1997      1996      1995      1994     1998(d)    1997     1996(c)
    -----------------------------------------------------------------------------
    $23.07    $17.49    $14.39    $10.58    $10.00    $10.69    $ 9.66    $10.00
     (0.08)     0.22      0.24      0.34      0.49     (0.05)    (0.07)    (0.01)
      4.02      5.36      2.86      3.47      0.09      1.43      1.10     (0.33)
    ------    ------    ------    ------    ------    ------    ------    ------
    $27.01    $23.07    $17.49    $14.39    $10.58    $12.07    $10.69    $ 9.66
    ======    ======    ======    ======    ======    ======    ======    ======

             FIDELITY                      FIDELITY
              VIP II                          VIP
            CONTRAFUND                   EQUITY-INCOME
    ---------------------------   ---------------------------
    1998(d)    1997     1996(c)   1998(d)    1997     1996(c)
    ---------------------------------------------------------
    $12.81    $10.39    $10.00    $13.21    $10.38    $10.00
      0.03     (0.06)    (0.01)     0.10     (0.04)    (0.01)
      2.07      2.48      0.40      1.24      2.87      0.39
    ------    ------    ------    ------    ------    ------
    $14.91    $12.81    $10.39    $14.55    $13.21    $10.38
    ======    ======    ======    ======    ======    ======

            JANUS ASPEN                 MORGAN STANLEY
              SERIES                       EMERGING
             WORLDWIDE                      MARKETS
              GROWTH                        EQUITY
    ---------------------------   ---------------------------
    1998(d)    1997     1996(c)   1998(d)    1997     1996(c)
    ---------------------------------------------------------
    $12.48    $10.29    $10.00    $ 9.97    $10.01    $10.00
      0.40      0.06      0.09     (0.03)     0.06      0.02
      2.91      2.13      0.20     (1.53)    (0.10)    (0.01)
    ------    ------    ------    ------    ------    ------
    $15.79    $12.48    $10.29    $ 8.41    $ 9.97    $10.01
    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III (formerly NYLIAC LifeStages(SM) Separate Account), NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, and NYLIAC Variable Universal Life Separate Account-I may be invested in the Calvert Variable Series, Inc. (formerly "Acacia Capital Corporation"), the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on November 11, 1997, executive officers of the Fund were elected. On May 20, 1998, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account-I, NYLIAC Variable Annuity Separate Account-II, NYLIAC Variable Annuity Separate Account-III, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, NYLIAC Variable Universal Life Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-I, New York Life Insurance and Annuity Corporation MFA Separate Account-II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 1998, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

/s/ RICHARD M. KERMAN JR.
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


COMMON STOCKS (95.1%)+
                                     SHARES         VALUE
                                   -----------------------
BANKS (5.3%)
NationsBank Corp. ...............      180,000   $ 13,770,000
Norwest Corp. ...................      331,000     12,371,125
SouthTrust Corp. ................      217,500      9,461,250
Summit Bancorp...................      191,000      9,072,500
Washington Mutual, Inc. .........      177,000      7,688,438
                                                 ------------
                                                   52,363,313
                                                 ------------
BROADCASTING (1.9%)
Chancellor Media Corp. (a).......      195,500      9,707,807
Clear Channel Communications,
 Inc. (a)........................       88,500      9,657,562
                                                 ------------
                                                   19,365,369
                                                 ------------
BUILDINGS (0.5%)
Oakwood Homes Corp. .............      158,000      4,740,000
                                                 ------------
COMPUTER SOFTWARE (7.4%)
Computer Associates
 International, Inc. ............      310,612     17,258,379
Compuware Corp. (a)..............      455,200     23,272,100
Microsoft Corp. (a)..............      214,800     23,278,950
Oracle Corp. (a).................      393,000      9,653,062
                                                 ------------
                                                   73,462,491
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (4.5%)
EMC Corp. (a)....................      431,500     19,336,594
Hewlett-Packard Co. .............      130,400      7,807,700
Sun Microsystems, Inc. (a).......      401,000     17,418,438
                                                 ------------
                                                   44,562,732
                                                 ------------
CONSUMER DURABLES (1.7%)
Harley-Davidson, Inc. ...........      442,000     17,127,500
                                                 ------------
CONSUMER SERVICES (3.1%)
Cendant Corp. (a)................      793,030     16,554,501
Service Corp. International......      324,500     13,912,937
                                                 ------------
                                                   30,467,438
                                                 ------------
COSMETICS (3.1%)
Colgate-Palmolive Co. ...........      179,300     15,778,400
Gillette Co. (The) ..............      266,000     15,078,875
                                                 ------------
                                                   30,857,275
                                                 ------------
DRUGS (9.6%)
Elan Corp. PLC ADR (a)(b)........      219,000     14,084,438
Lilly (Eli) & Co. ...............      372,000     24,575,250
Merck & Co., Inc. ...............      133,000     17,788,750
Pfizer Inc. .....................       96,500     10,488,344
Schering-Plough Corp. ...........      306,500     28,083,063
                                                 ------------
                                                   95,019,845
                                                 ------------
FINANCIAL SERVICES (11.7%)
Associates First Capital Corp.
 Class A.........................      188,000     14,452,500
CIT Group, Inc. (The) Class A....      360,000     13,500,000
Equifax Inc. ....................      258,000      9,368,625
Fannie Mae.......................      197,800     12,016,350
Household International, Inc. ...      341,100     16,969,725
MGIC Investment Corp. ...........       13,400        764,637
SunAmerica Inc. .................      381,300     21,900,919
Travelers Group Inc. ............      457,048     27,708,535
                                                 ------------
                                                  116,681,291
                                                 ------------
HEALTH CARE (4.8%)
Cardinal Health, Inc. ...........      127,000     11,906,250
HEALTHSOUTH Corp. (a)............      509,200     13,589,275
Tenet Healthcare Corp. (a).......      369,925     11,560,156
United Healthcare Corp. .........      171,900     10,915,650
                                                 ------------
                                                   47,971,331
                                                 ------------
INDUSTRIAL (5.0%)
Illinois Tool Works Inc. ........      220,100     14,677,919
Tyco International Ltd. .........      556,300     35,046,900
                                                 ------------
                                                   49,724,819
                                                 ------------
INSURANCE (3.8%)
American International Group,
 Inc. ...........................      127,375     18,596,750
Conseco, Inc. ...................      325,000     15,193,750
Frontier Insurance Group,
 Inc. ...........................      187,000      4,219,187
                                                 ------------
                                                   38,009,687
                                                 ------------
LEISURE (0.6%)
Mirage Resorts, Inc. (a).........      268,000      5,711,750
                                                 ------------
MATERIALS/PROCESSING (1.4%)
Monsanto Co. ....................      245,000     13,689,375
                                                 ------------
MEDICAL EQUIPMENT (6.2%)
Guidant Corp. ...................      228,200     16,273,512
Johnson & Johnson................      257,462     18,987,822
Medtronic, Inc. .................      418,800     26,698,500
                                                 ------------
                                                   61,959,834
                                                 ------------
OIL SERVICES (0.3%)
Halliburton Co. .................       72,000      3,208,500
                                                 ------------
POLLUTION CONTROL (1.5%)
USA Waste Services, Inc. (a).....      307,600     15,187,750
                                                 ------------
RETAIL (13.3%)
Bed Bath & Beyond, Inc. (a)......      204,800     10,611,200
CVS Corp. .......................      391,200     15,232,350
Dollar General Corp. ............      307,187     12,153,086

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
RETAIL (Continued)
Home Depot, Inc. (The)...........      243,900   $ 20,258,944
Kohl's Corp. (a).................      383,800     19,909,625
Kroger Co. (The) (a).............      341,000     14,620,375
Safeway Inc. (a).................      526,000     21,401,625
Staples, Inc. (a)................      602,000     17,420,375
                                                 ------------
                                                  131,607,580
                                                 ------------
TECHNOLOGY (3.7%)
Cisco Systems, Inc. (a)..........      281,050     25,874,166
Intel Corp. .....................      144,700     10,725,888
                                                 ------------
                                                   36,600,054
                                                 ------------
TELECOMMUNICATION EQUIPMENT
 (3.5%)
Lucent Technologies Inc. ........      419,700     34,913,794
                                                 ------------
TELECOMMUNICATION SERVICES (2.2%)
WorldCom, Inc. (a)...............      441,388     21,379,731
                                                 ------------
Total Common Stocks (Cost
 $570,574,806)...................                 944,611,459
                                                 ------------

SHORT-TERM INVESTMENTS (4.6%)        PRINCIPAL
                                      AMOUNT         VALUE
                                   -----------   ------------
COMMERCIAL PAPER (4.6%)
Morgan Stanley, Dean Witter,
 Discover & Co. 6.25%, due
 7/1/98..........................  $26,375,000   $ 26,375,000
Salomon Smith Barney Holdings
 Inc. 5.56%, due 7/1/98..........   20,000,000     20,000,000
                                                 ------------
Total Short-Term Investments
 (Cost $46,375,000)..............                  46,375,000
                                                 ------------
Total Investments (Cost
 $616,949,806) (c)...............         99.7%   990,986,459(d)
Cash and Other Assets, Less
 Liabilities.....................          0.3      2,571,380
                                    ----------   ------------
Net Assets.......................        100.0%  $993,557,839
                                    ==========   ============

------------
(a) Non-income producing security.
(b) ADR-American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At June 30, 1998 net unrealized appreciation was $374,036,653, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $378,288,858 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,252,205.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CAPITAL APPRECIATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $616,949,806).......   $  990,986,459
Cash...................................              289
Receivables:
  Investment securities sold...........       31,615,503
  Fund shares sold.....................        1,140,237
  Dividends............................          298,105
                                          --------------
        Total assets...................    1,024,040,593
                                          --------------
LIABILITIES:
Payables:
  Investment securities purchased......       29,684,101
  Adviser..............................          280,740
  Administrator........................          155,966
  Custodian............................           27,948
  Directors............................              199
Accrued expenses.......................          333,800
                                          --------------
        Total liabilities..............       30,482,754
                                          --------------
Net assets applicable to outstanding
  shares...............................   $  993,557,839
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share)
  50 million shares authorized.........   $      373,032
Additional paid-in capital.............      611,863,866
Accumulated undistributed net
  investment income....................          462,904
Accumulated undistributed net realized
  gain on investments..................        6,821,384
Net unrealized appreciation
  on investments.......................      374,036,653
                                          --------------
Net assets applicable to outstanding
  shares...............................   $  993,557,839
                                          ==============
Shares of capital stock outstanding....       37,303,195
                                          ==============
Net asset value per share
  outstanding..........................   $        26.63
                                          ==============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $    2,114,570
  Interest.............................        1,076,100
                                          --------------
        Total income...................        3,190,670
                                          --------------
Expenses:
  Advisory.............................        1,558,032
  Administration.......................          865,573
  Shareholder communication............          184,107
  Professional.........................           39,659
  Custodian............................           33,014
  Directors............................           25,952
  Miscellaneous........................           21,429
                                          --------------
        Total expenses.................        2,727,766
                                          --------------
Net investment income..................          462,904
                                          --------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments.......        6,821,414
Net change in unrealized appreciation
  on investments.......................      142,495,323
                                          --------------
Net realized and unrealized gain
  on investments.......................      149,316,737
                                          --------------
Net increase in net assets resulting
  from operations......................   $  149,779,641
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,009.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CAPITAL APPRECIATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    462,904   $     30,234
  Net realized gain on investments..........................     6,821,414     17,402,879
  Net change in unrealized appreciation on investments......   142,495,323    113,288,532
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   149,779,641    130,721,645
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................       (29,913)        (1,000)
  From net realized gain on investments.....................       (35,255)   (10,215,853)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......       (65,168)   (10,216,853)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   104,257,081    151,573,522
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............        65,168     10,216,853
                                                              ------------   ------------
                                                               104,322,249    161,790,375
  Cost of shares redeemed...................................   (23,557,639)   (22,838,323)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    80,764,610    138,952,052
                                                              ------------   ------------
Net increase in net assets..................................   230,479,083    259,456,844
NET ASSETS:
Beginning of period.........................................   763,078,756    503,621,912
                                                              ------------   ------------
End of period...............................................  $993,557,839   $763,078,756
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $    462,904   $     29,913
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           JANUARY 29,
                                        SIX MONTHS                                                          1993 (a)
                                          ENDED                                                              THROUGH
                                         JUNE 30,                  YEAR ENDED DECEMBER 31                 DECEMBER 31,
                                          1998*         1997          1996         1995         1994          1993
                                        ------------------------------------------------------------------------------
Net asset value at beginning of
  period..............................  $    22.39   $    18.39    $    15.49   $    11.45   $    12.03    $     10.00
                                        ----------   ----------    ----------   ----------   ----------    -----------
Net investment income.................        0.01         0.00(b)       0.01         0.06         0.05           0.02
Net realized and unrealized gain
  (loss) on investments...............        4.23         4.31          2.90         4.04        (0.58)          2.03
                                        ----------   ----------    ----------   ----------   ----------    -----------
Total from investment operations......        4.24         4.31          2.91         4.10        (0.53)          2.05
                                        ----------   ----------    ----------   ----------   ----------    -----------
Less dividends and distributions:
  From net investment income..........       (0.00)(b)    (0.00)(b)     (0.01)       (0.06)       (0.05)         (0.02)
  From net realized gain
    on investments....................       (0.00)(b)    (0.31)           --           --           --             --
                                        ----------   ----------    ----------   ----------   ----------    -----------
Total dividends and distributions.....       (0.00)(b)    (0.31)        (0.01)       (0.06)       (0.05)         (0.02)
                                        ----------   ----------    ----------   ----------   ----------    -----------
Net asset value at end of period......  $    26.63   $    22.39    $    18.39   $    15.49   $    11.45    $     12.03
                                        ==========   ==========    ==========   ==========   ==========    ===========
Total investment return (d)...........       18.97%       23.49%        18.75%       35.78%       (4.38%)        20.54%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income...............        0.11%+       0.00%(c)      0.09%        0.57%        0.63%          0.46%+
  Net expenses........................        0.63%+       0.65%         0.73%        0.73%        0.73%          0.73%+
  Expenses (before reimbursement).....        0.63%+       0.65%         0.75%        0.90%        0.91%          1.15%+
Portfolio turnover rate...............          11%          34%           16%          35%          39%            28%
Net assets at end of period (in
  000's)..............................  $  993,558   $  763,079    $  503,622   $  244,536   $  113,999    $    43,485

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Less than one-hundredth of a percent.
(d)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (100.3%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITY (1.2%)
Green Tree Financial Corp.
 Series 98-2 Class A1
 5.67%, due 4/1/99 (c)............  $2,374,817   $  2,374,817
                                                 ------------
BANK NOTE (1.4%)
Morgan Guaranty Trust Co.
 5.93%, due 8/31/98 (c)...........   2,600,000      2,600,751
                                                 ------------
CERTIFICATES OF DEPOSIT (2.6%)
Bayerische Landesbank Girozentrale
 5.53%, due 3/23/99 (b)(c)........   3,000,000      2,998,308
Bayerische Vereinsbank AG
 5.81%, due 9/4/98 (b)(c).........   2,000,000      2,000,000
                                                 ------------
                                                    4,998,308
                                                 ------------
COMMERCIAL PAPER (88.2%)
Abbey National North America
 5.52%, due 7/2/98................   3,500,000      3,499,463
American General Corp.
 5.51%, due 8/25/98...............   4,000,000      3,966,328
Banca CRT Financial Corp.
 5.54%, due 9/1/98................   4,000,000      3,961,836
 5.55%, due 8/28/98...............   4,150,000      4,112,892
Banco Bradesco S.A., Grand Cayman
 Series A
 5.54%, due 11/19/98..............   5,315,000      5,199,673
Banco Santander Puerto Rico
 5.50%, due 7/13/98...............   1,575,000      1,572,112
 5.62%, due 7/27/98...............   2,195,000      2,186,091
BankAmerica Corp.
 5.33%, due 10/5/98...............   2,500,000      2,464,467
BIL North America Inc.
 5.55%, due 7/10/98...............   4,000,000      3,994,450
BTR Dunlop Finance Inc.
 5.40%, due 7/8/98 (a)............   4,000,000      3,995,800
Caisse Centrale des Banques
 Populaires International Inc.
 5.52%, due 8/18/98 (a)...........   3,500,000      3,474,240
Caisse Centrale Desjardins du
 Quebec
 5.49%, due 7/8/98................   3,000,000      2,996,797
Credit Suisse First Boston
 5.51%, due 9/10/98 (a)...........   3,480,000      3,442,183
Deutsche Bank Financial Inc.
 5.49%, due 7/6/98................   3,500,000      3,497,331
Ford Motor Credit Co.
 5.53%, due 7/10/98...............   4,580,000      4,573,668
 5.57%, due 7/10/98...............   2,400,000      2,396,658
Formosa Plastics Corp. U.S.A.
 5.55%, due 7/6/98................   3,000,000      2,997,687
 5.58%, due 7/8/98................   4,850,000      4,844,738
Franklin Resources Inc.
 5.48%, due 7/6/98 (a)............   3,000,000      2,997,717

General Electric Capital Corp.
 5.36%, due 7/28/98...............   2,000,000      1,991,960
 5.41%, due 10/15/98..............   2,450,000      2,410,973
 5.50%, due 10/21/98..............   3,000,000      2,948,667
Goldman Sachs Group L.P. (The)
 5.53%, due 8/26/98...............   4,000,000      3,965,591
ING America Insurance Holdings
 Inc.
 5.54%, due 7/21/98...............   4,000,000      3,987,689
KFW International Finance Inc.
 5.53%, due 7/15/98...............   4,120,000      4,111,140
 5.65%, due 7/13/98...............   4,000,000      3,992,467
Lloyds Bank PLC
 5.50%, due 8/26/98...............   3,500,000      3,470,055
Merrill Lynch & Co. Inc.
 5.50%, due 10/30/98..............   4,000,000      3,926,056
Minmetals Capital & Securities
 Inc.
 5.39%, due 8/24/98...............   5,000,000      4,959,575
Morgan Stanley, Dean Witter,
 Discover & Co.
 5.54%, due 7/17/98...............   4,000,000      3,990,151
 5.61%, due 7/28/98 (b)(c)........   3,000,000      3,000,000
National Rural Utilities
 Cooperative Finance Corp.
 5.53%, due 7/30/98...............   4,900,000      4,878,172
Pemex Capital Inc.
 5.53%, due 7/17/98...............   3,500,000      3,491,398
Prudential Finance (Jersey) Ltd.
 5.49%, due 7/7/98................   3,500,000      3,496,797
 5.54%, due 7/6/98................   4,050,000      4,046,884
Prudential Funding Corp.
 5.51%, due 9/4/98................   4,000,000      3,960,206
 5.52%, due 11/16/98..............   4,000,000      3,915,360
Salomon Smith Barney Holdings Inc.
 5.53%, due 8/12/98...............   3,825,000      3,800,322
 5.54%, due 8/7/98................   2,135,000      2,122,843
San Paolo U.S. Financial Co.
 5.37%, due 7/21/98...............   1,900,000      1,894,332
 6.20%, due 7/1/98................   6,295,000      6,295,000
Songs Fuel Co.
 5.40%, due 8/10/98...............   4,152,000      4,127,088
Svenska Handelsbanken Inc.
 5.48%, due 7/9/98................   3,400,000      3,395,859
 5.49%, due 7/14/98...............   3,500,000      3,493,061
Transportadora de Gas del Sur S.A.
 5.50%, due 7/21/98...............   2,000,000      1,993,889
 5.60%, due 9/24/98...............   1,500,000      1,480,167
UNIfunding Inc.
 5.50%, due 8/4/98................   4,000,000      3,979,222
Wood Street Funding Corp.
 5.55%, due 9/17/98 (a)...........   2,400,000      2,371,140
                                                 ------------
                                                  167,670,195
                                                 ------------
CORPORATE NOTE (0.8%)
American General Finance Corp.
 8.50%, due 8/15/98 (c)...........   1,500,000      1,504,580
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
MEDIUM-TERM NOTES (6.1%)
Goldman Sachs Group L.P. (The)
 5.69%, due 3/26/99 (a)(b)(c).....  $2,500,000   $  2,500,000
International Business Machines
 Corp.
 5.52%, due 4/1/99 (b)(c).........   3,000,000      2,998,446
Merrill Lynch & Co. Inc. Series B
 5.67%, due 3/17/99 (b)(c)........   3,600,000      3,601,300
New England Education Loan
 Marketing Corp.
 5.86%, due 7/17/98 (b)(c)........   2,500,000      2,500,140
                                                 ------------
                                                   11,599,886
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $190,748,537)
 (d)..............................       100.3%   190,748,537
Liabilities in Excess of
 Cash and Other Assets............        (0.3)      (599,519)
                                    ----------   ------------
Net Assets........................       100.0%  $190,149,018
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash
Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Banks #.....................  $ 88,401,246       46.5%
Brokerage...................    35,009,870       18.4
Computers & Office
  Equipment.................     2,998,446        1.6
Conglomerates...............     4,402,933        2.3
Consumer Financial
  Services..................     6,970,326        3.6
Finance.....................    33,631,622       17.7
Insurance...................     7,954,017        4.2
Real Estate.................     2,374,817        1.2
Utilities...................     4,878,172        2.6
Utilities-Gas...............     4,127,088        2.2
                               -----------    --------
                               190,748,537      100.3
Liabilities in Excess of
  Cash and Other Assets.....      (599,519)      (0.3)
                               -----------    --------
Net Assets..................  $190,149,018      100.0%
                               ===========    ========


------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (amortized cost $190,748,537)..........   $190,748,537
Cash.....................................          3,316
Interest receivable......................        315,780
                                            ------------
        Total assets.....................    191,067,633
                                            ------------
LIABILITIES:
Payables:
  Adviser................................         35,851
  Administrator..........................         28,681
  Custodian..............................          6,740
  Directors..............................             37
Accrued expenses.........................         64,377
Dividend payable.........................        782,929
                                            ------------
        Total liabilities................        918,615
                                            ------------
Net assets applicable to outstanding
  shares.................................   $190,149,018
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 600 million shares authorized...   $  1,901,503
Additional paid-in capital...............    188,247,369
Accumulated undistributed net realized
  gain on investments....................            146
                                            ------------
Net assets applicable to outstanding
  shares.................................   $190,149,018
                                            ============
Shares of capital stock outstanding......    190,150,293
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  4,266,767
                                            ------------
Expenses:
  Advisory...............................        187,538
  Administration.........................        150,030
  Shareholder communication..............         26,265
  Professional...........................         18,108
  Custodian..............................          9,602
  Directors..............................          4,646
  Miscellaneous..........................          7,345
                                            ------------
        Total expenses...................        403,534
                                            ------------
Net investment income....................      3,863,233
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........            663
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,863,896
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998            1997
                                                              --------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   3,863,233   $   6,478,968
  Net realized gain on investments..........................            663           1,549
                                                              -------------   -------------
  Net increase in net assets resulting from operations......      3,863,896       6,480,517
                                                              -------------   -------------
Dividends to shareholders:
  From net investment income................................     (3,863,233)     (6,478,968)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................    230,735,537     285,479,612
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................      3,715,104       6,345,913
                                                              -------------   -------------
                                                                234,450,641     291,825,525
  Cost of shares redeemed...................................   (185,083,796)   (269,392,486)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     49,366,845      22,433,039
                                                              -------------   -------------
Net increase in net assets..................................     49,367,508      22,434,588
NET ASSETS:
Beginning of period.........................................    140,781,510     118,346,922
                                                              -------------   -------------
End of period...............................................  $ 190,149,018   $ 140,781,510
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                              JANUARY 29,
                                   SIX MONTHS                                                                  1993 (a)
                                     ENDED                                                                      THROUGH
                                    JUNE 30,                      YEAR ENDED DECEMBER 31                     DECEMBER 31,
                                     1998*           1997           1996           1995           1994           1993
                                  ---------------------------------------------------------------------------------------
Net asset value at beginning of
  period.......................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                  ------------   ------------   ------------   ------------   ------------   ------------
Net investment income..........           0.05           0.05           0.05           0.05           0.04           0.02
                                  ------------   ------------   ------------   ------------   ------------   ------------
Less dividends:
  From net investment income...          (0.05)         (0.05)         (0.05)         (0.05)         (0.04)         (0.02)
                                  ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period.......................   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                  ============   ============   ============   ============   ============   ============
Total investment return (b)....           2.58%          5.25%          4.95%          5.59%          3.82%          2.40%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income........           5.15%+         5.13%          4.92%          5.44%          3.97%          2.65%+
  Net expenses.................           0.54%+         0.54%          0.62%          0.62%          0.62%          0.62%+
  Expenses (before
    reimbursement).............           0.54%+         0.54%          0.64%          0.94%          0.89%          1.10%+
Net assets at end of period
  (in 000's)...................   $    190,149   $    140,782   $    118,347   $     87,839   $     71,116   $     26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


CONVERTIBLE SECURITIES (75.2%)+
BONDS (51.7%)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
AUTO PARTS (6.1%)
Magna International, Inc.
 4.875%, due 2/15/05 (b)..........  $ 500,000    $   552,815
Mark IV Industries, Inc.
 4.75%, due 11/1/04 (b)...........  1,100,000      1,018,875
MascoTech, Inc.
 4.50%, due 12/15/03..............  1,800,000      1,728,000
                                                 -----------
                                                   3,299,690
                                                 -----------
CELLULAR TELEPHONE (3.0%)
United States Cellular Corp.
 (zero coupon), due 6/15/15 (c)...  4,250,000      1,604,375
                                                 -----------
COMPUTER NETWORKING (1.9%)
Synoptics Communications, Inc.
 5.25%, due 5/15/03...............  1,000,000      1,011,250
                                                 -----------
COMPUTERS & OFFICE EQUIPMENT
 (3.1%)
Plasma & Materials Technologies,
 Inc.
 (zero coupon), due 10/15/01......  1,000,000        560,000
 (zero coupon), due 10/15/01
   (b)............................  2,000,000      1,120,000
                                                 -----------
                                                   1,680,000
                                                 -----------
HEALTH CARE (4.7%)
Veterinary Centers Of America,
 Inc.
 5.25%, due 5/1/06................  2,880,000      2,527,200
                                                 -----------
INSURANCE (2.0%)
Stateman Group, Inc.
 6.25%, due 5/1/03................  1,000,000      1,080,000
                                                 -----------
OIL SERVICES (2.2%)
Baker Hughes, Inc.
 (zero coupon), due 5/5/08........  1,600,000      1,167,008
                                                 -----------
PERSONAL SERVICES (2.0%)
Equity Corp.
 4.50%, due 12/31/04 (b)..........  1,000,000      1,100,000
                                                 -----------
PERSONNEL SERVICES (2.0%)
Interim Services, Inc.
 4.50%, due 6/1/05................  1,000,000      1,082,500
                                                 -----------
PUBLISHING (4.8%)
Hollinger, Inc., Series U.S.
 (zero coupon), due 10/5/13 (d)...  1,500,000        622,500
World Color Press, Inc.
 6.00%, due 10/1/07...............  1,775,000      1,979,125
                                                 -----------
                                                   2,601,625
                                                 -----------
RESTAURANTS & LODGING (1.0%)
Boston Chicken, Inc.
 (zero coupon), due 6/1/15........  6,643,000        431,795
 4.50%, due 2/1/04................    500,000        100,000
                                                 -----------
                                                     531,795
                                                 -----------
RETAIL (1.0%)
Loews Corp.
 3.125%, due 9/15/07..............    600,000        546,000
                                                 -----------
SEMICONDUCTOR EQUIPMENT (2.1%)
Integrated Process Equipment Corp.
 6.25%, due 9/15/04...............  1,500,000      1,132,500
                                                 -----------
SEMICONDUCTORS (3.8%)
Advanced Micro Devices, Inc.
 6.00%, due 5/15/05...............  2,500,000      2,050,000
                                                 -----------
SOFTWARE (3.5%)
BEA Systems, Inc.
 4.00%, due 6/15/05 (b)...........  1,400,000      1,491,000
System Software Associates, Inc.
 7.00%, due 9/15/02...............    500,000        397,500
                                                 -----------
                                                   1,888,500
                                                 -----------
SPECIALIZED SERVICES (1.8%)
CUC International, Inc.
 3.00%, due 2/15/02 (b)...........  1,000,000        990,000
                                                 -----------
STEEL, ALUMINUM & OTHER METALS
 (1.4%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05..............    700,000        511,000
Inco Ltd.
 5.75%, due 7/1/04 (d)............    250,000        233,750
                                                 -----------
                                                     744,750
                                                 -----------
TECHNOLOGY (2.1%)
Adaptec, Inc.
 4.75%, due 2/1/04................    400,000        316,000
 4.75%, due 2/1/04 (b)............  1,000,000        790,000
                                                 -----------
                                                   1,106,000
                                                 -----------
TELECOMMUNICATION EQUIPMENT (1.0%)
World Access, Inc.
 4.50%, due 10/1/02...............    500,000        512,500
                                                 -----------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
TELECOMMUNICATION SERVICES (2.2%)
SmarTalk Teleservices, Inc.
 5.75%, due 9/15/04 (b)...........  $ 500,000    $   416,250
Tel-Save Holding, Inc.
 5.00%, due 12/15/04 (b)..........  1,000,000        782,500
                                                 -----------
                                                   1,198,750
                                                 -----------
Total Bonds
 (Cost $29,731,995)...............                27,854,443
                                                 -----------
PREFERRED STOCKS (23.5%)
                                      SHARES
                                    ----------
AUTO PARTS (2.1%)
Tower Auto Capital Trust
 6.75% (b)........................     24,000      1,155,000
                                                 -----------
BIOTECHNOLOGY (1.0%)
Alkermes, Inc.
 6.50%............................     12,500        520,312
                                                 -----------
CABLE (3.1%)
United International Holdings,
 Inc.
 4.00%, Series A (a)(e)...........     10,400      1,674,400
                                                 -----------
CONSUMER STAPLES (0.4%)
Newell Financial Trust I
 5.25%............................      4,000        238,000
                                                 -----------
DOMESTIC OIL & GAS (0.6%)
Enron Corp.
 6.25%............................     15,000        300,000
                                                 -----------
HOME BUILDING (1.0%)
Fleetwood Capital Trust
 6.00% (b)........................     10,000        533,750
                                                 -----------
INSURANCE (4.3%)
Conseco Finance Trust IV
 7.00%, Series F..................     15,000        795,000
Life RE Capital Trust II
 6.00%............................     20,000      1,525,000
                                                 -----------
                                                   2,320,000
                                                 -----------
REAL ESTATE (5.3%)
General Growth Properties, Inc.
 7.25%............................     50,000      1,262,500
Glenborough Realty Trust, Inc.
 7.75%, Series A..................     65,000      1,584,375
                                                 -----------
                                                   2,846,875
                                                 -----------
RESTAURANTS & LODGING (1.8%)
Suiza Capital Trust II
 5.50% (b)........................     20,000        990,000
                                                 -----------
SOFTWARE (3.9%)
Microsoft Corp.
 $2.196, Series A (a).............     22,000      2,090,000
                                                 -----------
Total Preferred Stocks
 (Cost $12,136,793)...............                12,668,337
                                                 -----------
Total Convertible Securities
 (Cost $41,868,788)...............                40,522,780
                                                 -----------
COMMON STOCKS (7.1%)
CHEMICALS (0.4%)
IMC Global, Inc...................      2,000         60,250
Monsanto Co. .....................      3,000        167,625
                                                 -----------
                                                     227,875
                                                 -----------
COMPUTERS & OFFICE EQUIPMENT
 (1.5%)
Unisys Corp. (a)..................     29,304        827,838
                                                 -----------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co.........      2,000         50,125
                                                 -----------
HEALTH CARE (3.5%)
Integrated Health Services,
 Inc..............................     49,805      1,867,688
                                                 -----------
MACHINERY (0.5%)
American Standard Cos. (a)........      6,000        268,125
                                                 -----------
MEDIA (0.6%)
Time Warner Inc. .................      3,879        331,412
                                                 -----------
TELECOMMUNICATION EQUIPMENT (0.5%)
RF Micro Devices, Inc. (a)........     25,000        271,875
                                                 -----------
Total Common Stocks
 (Cost $3,202,241)................                 3,844,938
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

PREFERRED STOCK (0.5%)
                                      SHARES        VALUE
                                    ----------------------
MINING (0.5%)
Freeport-McMoRan Copper & Gold,
 Inc. Series Silver (f)(g)........     15,000    $   253,125
                                                 -----------
Total Preferred Stock
 (Cost $255,750)..................                   253,125
                                                 -----------
Total Long-Term Investments
 (Cost $45,326,779)...............                44,620,843
                                                 -----------
SHORT-TERM
INVESTMENTS (16.0%)
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
COMMERCIAL PAPER (16.0%)
General Electric Capital Corp.
 5.62%, due 7/6/98................ $2,540,000      2,538,017
Goldman Sachs Group L.P. (The)
 6.25%, due 7/1/98................  2,195,000      2,195,000
KFW International Finance Inc.
 5.75%, due 7/7/98................  2,300,000      2,297,796
Morgan Stanley, Dean Witter,
 Discover & Co.
 6.25%, due 7/1/98................  1,600,000      1,600,000
                                                 -----------
Total Short-Term Investments
 (Cost $8,630,813)................                 8,630,813
                                                 -----------
Total Investments
 (Cost $53,957,592) (h)...........       98.8%    53,251,656(i)
Cash and Other Assets,
 Less Liabilities.................        1.2        672,630
                                    ----------     ---------
Net Assets........................      100.0%   $53,924,286
                                    ==========   ===========

------------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c) LYON--Liquid Yield Option Note: Callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(d)  Yankee bond.
(e)  Restricted security.
(f) Depository Shares--each share represents 0.025 shares of silver denominated preferred stock.
(g)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(h) The cost stated also represents the aggregate cost for Federal income tax purposes.
(i) At June 30, 1998 net unrealized depreciation was $705,936, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,241,243 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,947,179.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CONVERTIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $53,957,592)..........   $ 53,251,656
Cash.....................................          2,433
Receivables:
  Investment securities sold.............      5,829,987
  Dividends and interest.................        331,619
  Fund shares sold.......................         82,061
                                            ------------
        Total assets.....................     59,497,756
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      5,504,966
  Adviser................................         15,415
  Administrator..........................          8,563
  Custodian..............................          5,777
  Directors..............................             11
Accrued expenses.........................         38,738
                                            ------------
        Total liabilities................      5,573,470
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 53,924,286
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     47,506
Additional paid-in capital...............     50,895,561
Accumulated undistributed net investment
  income.................................      1,138,919
Accumulated undistributed net realized
  gain on investments....................      2,548,236
Net unrealized depreciation on
  investments............................       (705,936)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 53,924,286
                                            ============
Shares of capital stock outstanding......      4,750,568
                                            ============
Net asset value per share outstanding....   $      11.35
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $    981,588
  Dividends..............................        325,725
                                            ------------
        Total income.....................      1,307,313
                                            ------------
Expenses:
  Advisory...............................         85,431
  Administration.........................         47,461
  Professional...........................         13,649
  Shareholder communication..............          6,891
  Custodian..............................          5,839
  Directors..............................          1,373
  Miscellaneous..........................          7,750
                                            ------------
        Total expenses...................        168,394
                                            ------------
Net investment income....................      1,138,919
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      2,548,236
Net change in unrealized depreciation on
  investments............................       (235,776)
                                            ------------
Net realized and unrealized gain on
  investments............................      2,312,460
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,451,379
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CONVERTIBLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                 1998           1997
                                                              --------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $ 1,138,919   $ 1,491,304
  Net realized gain on investments..........................    2,548,236     3,443,999
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (235,776)     (722,378)
                                                              -----------   -----------
  Net increase in net assets resulting from operations......    3,451,379     4,212,925
                                                              -----------   -----------
Dividends and distributions to shareholders:
  From net investment income................................      (22,890)   (1,479,858)
  From net realized gain on investments.....................   (1,348,304)   (2,100,589)
                                                              -----------   -----------
    Total dividends and distributions to shareholders.......   (1,371,194)   (3,580,447)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares..........................   13,611,339    21,744,883
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............    1,371,194     3,580,447
                                                              -----------   -----------
                                                               14,982,533    25,325,330
  Cost of shares redeemed...................................   (2,906,715)   (1,653,885)
                                                              -----------   -----------
  Increase in net assets derived from capital share
    transactions............................................   12,075,818    23,671,445
                                                              -----------   -----------
Net increase in net assets..................................   14,156,003    24,303,923
NET ASSETS:
Beginning of period.........................................   39,768,283    15,464,360
                                                              -----------   -----------
End of period...............................................  $53,924,286   $39,768,283
                                                              ===========   ===========
Accumulated undistributed net investment income at end of
  period....................................................  $ 1,138,919   $    22,890
                                                              ===========   ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                             OCTOBER 1,
                                                               SIX MONTHS        YEAR         1996 (a)
                                                                 ENDED          ENDED         THROUGH
                                                                JUNE 30,     DECEMBER 31,   DECEMBER 31,
                                                                 1998*           1997           1996
                                                              ------------------------------------------
Net asset value at beginning of period......................  $     10.76    $     10.27    $     10.00
                                                              -----------    -----------    -----------
Net investment income.......................................         0.24           0.44           0.10
Net realized and unrealized gain on investments.............         0.66           1.12           0.29
                                                              -----------    -----------    -----------
Total from investment operations............................         0.90           1.56           0.39
                                                              -----------    -----------    -----------
Less dividends and distributions:
  From net investment income................................       (0.01)          (0.44)         (0.10)
  From net realized gain on investments.....................       (0.30)          (0.63)         (0.02)
                                                              -----------    -----------    -----------
Total dividends and distributions...........................       (0.31)          (1.07)         (0.12)
                                                              -----------    -----------    -----------
Net asset value at end of period............................  $     11.35    $     10.76    $     10.27
                                                              ===========    ===========    ===========
Total investment return (b).................................         8.29%         15.43%          3.89%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         4.80%+         5.13%          5.14%+
  Net expenses..............................................         0.71%+         0.73%          0.73%+
  Expenses (before reimbursement)...........................         0.71%+         0.78%          1.46%+
Portfolio turnover rate.....................................          141%           217%            15%
Net assets at end of period (in 000's)......................  $    53,924    $    39,768    $    15,464

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


LONG-TERM BONDS (98.6%)+
ASSET-BACKED SECURITIES (8.5%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRPLANE LEASES (2.6%)
AerCo Ltd.
 Series 1A Class A1
 5.8463%, due 7/15/23 (a)(d).....  $   575,000   $    575,000
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (c)..........      701,616        738,275
Morgan Stanley Aircraft Finance
 Series 1A Class A1
 5.8663%, due 3/15/23 (a)(d).....      825,000        824,711
                                                 ------------
                                                    2,137,986
                                                 ------------
CONSUMER LOANS (1.6%)
Chase Manhattan Recreational
 Vehicles Owner Trust
 Series 1997-A Class A5
 6.05%, due 11/15/04 (c).........      780,000        780,850
Green Tree Recreational Equipment
 & Consumer Trust
 Series 1996-C Class A1
 5.8963%, due 10/15/17 (c)(d)....      195,525        195,617
NationsCredit Grantor Trust
 Series 1997-2 Class A2
 6.25%, due 11/15/13 (c).........      385,876        386,972
                                                 ------------
                                                    1,363,439
                                                 ------------
EQUIPMENT LOANS (2.0%)
Case Equipment Loan Trust
 Series 1997-A Class A3
 6.45%, due 3/15/04 (c)..........    1,680,000      1,690,450
                                                 ------------
HOME EQUITY LOANS (2.3%)
Saxon Asset Securities Trust
 Series 1997-3 Class AF1
 5.8163%, due 10/25/20 (c)(d)....      383,230        383,349
Southern Pacific Secured Assets
 Corp.
 Series 1997-1 Class A1
 5.8563%, due 4/25/27 (c)(d).....    1,585,562      1,585,816
                                                 ------------
                                                    1,969,165
                                                 ------------
Total Asset-Backed Securities
 (Cost $7,150,227)...............                   7,161,040
                                                 ------------
MORTGAGE-BACKED SECURITIES (5.0%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (4.4%)
First Union-Lehman Brothers Bank
 of America Commercial Mortgage
 Trust
 Series 1998-C2 Class A1
 6.28%, due 6/18/07 (c)..........      597,697        601,695
FMAC Loan Receivables Trust
 Series 1998-BA Class A2
 6.74%, due 11/15/20 (a).........      595,000        603,562

General Motors Acceptance Corp.
 Commercial Mortgage Securities
 Inc.
 Series 1998-C1 Class A1
 6.411%, due 11/15/07 (c)........      635,000        643,096
Merrill Lynch Mortgage Investors,
 Inc.
 Series 1998-C2 Class A2
 6.39%, due 2/15/30 (c)..........      410,000        414,022
 Series 1998-C1 Class A2
 6.48%, due 11/15/26 (c)(d)......      410,000        414,236
 Series 1995-C2 Class A1
 7.0875%, due 6/15/21 (c)(d).....      698,029        710,147
Mortgage Capital Funding, Inc.
 Series 1998-MC1 Class A1
 6.417%, due 6/18/07 (c).........      272,286        275,673
                                                 ------------
                                                    3,662,431
                                                 ------------
RESIDENTIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.6%)
Residential Asset Securitization
 Trust
 Series 1997-A5 Class A4
 10.00%, due 7/25/27 (c).........      241,292        246,721
 Series 1997-A8 Class A2
 10.00%, due 10/25/27 (c)........       21,794         23,646
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26 (c)..........      259,940        261,030
                                                 ------------
                                                      531,397
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $4,179,682)...............                   4,193,828
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES
 (85.1%)
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (2.8%)
 5.25%, due 1/15/03..............    2,430,000      2,384,049
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES)
 (12.3%)
 6.00%, due 7/20/13 TBA (b)......    2,285,000      2,261,442
 6.45%, due 1/1/05 (c)...........      582,690        595,306
 6.50%, due 12/1/27 (c)..........      940,516        937,140
 6.50%, due 8/13/28 TBA (b)......    1,745,000      1,736,816
 6.54%, due 1/1/05 (c)...........      548,273        562,874
 7.00%, due 8/18/13-8/13/28 TBA
 (b).............................    4,240,000      4,300,410
                                                 ------------
                                                   10,393,988
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES)
 (15.4%)
 7.00%, due 8/19/28 TBA (b)......  $ 4,880,000   $  4,953,200
 7.50%, due 12/15/23 (c).........      568,257        584,594
 8.00%, due 8/19/28 TBA (b)......    5,530,000      5,729,914
 9.50%, due 5/15/22 (c)..........    1,522,679      1,667,334
                                                 ------------
                                                   12,935,042
                                                 ------------
UNITED STATES TREASURY BONDS
 (21.8%)
 6.125%, due 11/15/27 (e)........    3,440,000      3,686,166
 7.625%, due 2/15/25 (e).........    7,595,000      9,562,561
 8.875%, due 8/15/17 (e).........    3,740,000      5,098,667
                                                 ------------
                                                   18,347,394
                                                 ------------
UNITED STATES TREASURY NOTES
 (32.8%)
 5.50%, due 11/15/98 (e).........    4,480,000      4,481,389
 5.625%, due 11/30/00............    3,000,000      3,006,570
 5.75%, due 4/30/03 (e)..........    4,005,000      4,044,409
 6.25%, due 2/15/03..............    7,150,000      7,357,779
 6.625%, due 5/15/07 (e).........    6,195,000      6,653,802
 7.75%, due 11/30/99.............      210,000        216,266
 7.875%, due 11/15/04............    1,600,000      1,796,992
                                                 ------------
                                                   27,557,207
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $71,042,637)..............                  71,617,680
                                                 ------------
Total Long-Term Bonds
 (Cost $82,372,546)..............                  82,972,548
                                                 ------------

SHORT-TERM
INVESTMENTS (24.9%)
                                     PRINCIPAL
                                      AMOUNT         VALUE
                                   -----------   ------------
COMMERCIAL PAPER (10.0%)
Merrill Lynch & Co. Inc.
 5.63%, due 7/6/98 (c)...........  $ 4,200,000   $  4,196,716
Salomon Smith Barney Holdings
 Inc.
 5.56%, due 7/1/98...............    4,200,000      4,200,000
                                                 ------------
Total Commercial Paper
 (Cost $8,396,716)...............                   8,396,716
                                                 ------------
FEDERAL AGENCIES (14.9%)
Federal Home Loan Bank Discount
 Corp. 5.55%, due 7/1/98.........   11,500,000     11,500,000
Federal National Mortgage
 Association 5.55%, due 7/2/98...    1,010,000      1,009,844
                                                 ------------
Total Federal Agencies
 (Cost $12,509,844)..............                  12,509,844
                                                 ------------
Total Short-Term Investments
 (Cost $20,906,560)..............                  20,906,560
                                                 ------------
Total Investments
 (Cost $103,279,106) (f).........        123.5%   103,879,108(g)
Liabilities in Excess of
 Cash and Other Assets...........        (23.5)   (19,754,226)
                                    ----------     ----------
Net Assets.......................        100.0%  $ 84,124,882
                                    ==========     ==========


------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(e) Represents securities out on loan or a portion which is out on loan.
(f)  The cost for Federal income tax purposes is $103,281,406.
(g) At June 30, 1998 net unrealized appreciation was $597,702, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $672,328 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $74,626.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GOVERNMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $103,279,106).........   $103,879,108
Cash.....................................          4,453
Collateral held for securities loaned, at
  value..................................     19,947,031
Receivables:
  Investment securities sold.............     20,248,353
  Interest...............................        830,248
  Fund shares sold.......................        126,134
                                            ------------
        Total assets.....................    145,035,327
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     19,947,031
Payables:
  Investment securities purchased........     40,739,793
  Fund shares redeemed...................        136,887
  Adviser................................         20,522
  Administrator..........................         13,681
  Custodian..............................          6,069
  Directors..............................             17
Accrued expenses.........................         46,445
                                            ------------
        Total liabilities................     60,910,445
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 84,124,882
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $     82,159
Additional paid-in capital...............     83,941,242
Accumulated undistributed net investment
  income.................................      2,243,074
Accumulated net realized loss on
  investments............................     (2,741,595)
Net unrealized appreciation on
  investments............................        600,002
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 84,124,882
                                            ============
Shares of capital stock outstanding......      8,215,908
                                            ============
Net asset value per share outstanding....   $      10.24
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  2,488,303
                                            ------------
Expenses:
  Advisory...............................        116,680
  Administration.........................         77,786
  Professional...........................         18,143
  Shareholder communication..............         12,405
  Custodian..............................         11,637
  Directors..............................          2,368
  Portfolio pricing......................          1,390
  Miscellaneous..........................          4,820
                                            ------------
        Total expenses...................        245,229
                                            ------------
Net investment income....................      2,243,074
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      2,076,229
Net change in unrealized appreciation on
  investments............................     (1,090,997)
                                            ------------
Net realized and unrealized gain on
  investments............................        985,232
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  3,228,306
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  2,243,074   $  4,772,472
  Net realized gain on investments..........................     2,076,229        205,612
  Net change in unrealized appreciation on investments......    (1,090,997)     1,417,840
                                                              ------------   ------------
  Net increase in net assets resulting from operations......     3,228,306      6,395,924
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................            --     (4,698,251)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    14,458,117      9,479,059
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................            --      4,698,251
                                                              ------------   ------------
                                                                14,458,117     14,177,310
  Cost of shares redeemed...................................    (7,316,052)   (15,243,012)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     7,142,065     (1,065,702)
                                                              ------------   ------------
Net increase in net assets..................................    10,370,371        631,971
NET ASSETS:
Beginning of period.........................................    73,754,511     73,122,540
                                                              ------------   ------------
End of period...............................................  $ 84,124,882   $ 73,754,511
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  2,243,074   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          JANUARY 29,
                                   SIX MONTHS                                                              1993 (a)
                                      ENDED                                                                 THROUGH
                                    JUNE 30,                    YEAR ENDED DECEMBER 31                   DECEMBER 31,
                                      1998*         1997          1996          1995          1994           1993
                                   -----------------------------------------------------------------------------------
Net asset value at beginning of
  period.........................  $     9.83    $      9.59   $     10.01   $      9.21   $     10.15    $     10.00
                                   -----------   -----------   -----------   -----------   -----------    -----------
Net investment income............        0.27           0.67          0.65          0.75          0.75           0.82
Net realized and unrealized gain
  (loss) on investments..........        0.14           0.24         (0.42)         0.80         (0.94)         (0.25)
                                   -----------   -----------   -----------   -----------   -----------    -----------
Total from investment
  operations.....................        0.41           0.91          0.23          1.55         (0.19)          0.57
                                   -----------   -----------   -----------   -----------   -----------    -----------
Less dividends:
  From net investment income.....          --          (0.67)        (0.65)        (0.75)        (0.75)         (0.42)
                                   -----------   -----------   -----------   -----------   -----------    -----------
Net asset value at end of
  period.........................  $    10.24    $      9.83   $      9.59   $     10.01   $      9.21    $     10.15
                                   ===========   ===========   ===========   ===========   ===========    ===========
Total investment return (b)......        4.15%          9.48%         2.28%        16.72%        (1.84%)         5.63%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..........        5.77%+         6.71%         6.66%         7.80%         8.16%          8.46%+
  Net expenses...................        0.63%+         0.63%         0.67%         0.67%         0.67%          0.67%+
  Expenses (before
    reimbursement)...............        0.63%+         0.63%         0.71%         0.82%         0.87%          1.02%+
Portfolio turnover rate..........         229%           345%          304%          592%          483%           501%
Net assets at end of period (in
  000's).........................  $   84,125    $    73,755   $    73,123   $    64,812   $    61,641    $    46,766

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


LONG-TERM BONDS (85.7%)+
CONVERTIBLE BONDS (7.5%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
BANKS (0.3%)
MBI Finance Ltd.
 (zero coupon), due 12/18/01
 (e).............................  $3,090,000   $  1,854,000
                                                ------------
CELLULAR TELEPHONE (1.1%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (e)..........   7,200,000      5,796,000
                                                ------------
CONGLOMERATES (2.2%)
First Pacific Capital Ltd.
 2.00%, due 3/27/02 (e)..........   8,332,000      7,352,990
Hutchison Delta Finance Ltd.
 7.00%, due 11/8/02 (e)..........   2,000,000      2,076,892
Loxley Public Co.
 2.50%, due 4/4/01 (e)...........   3,250,000      1,121,250
 3.50%, due 4/20/05 (e)..........   3,103,000      1,691,135
                                                ------------
                                                  12,242,267
                                                ------------
DRUGS (0.5%)
Ivax Corp.
 6.50%, due 11/15/01.............   2,800,000      2,506,000
                                                ------------
ELECTRICAL EQUIPMENT (0.6%)
Credence Systems Corp.
 5.25%, due 9/15/02..............   4,545,000      3,533,738
                                                ------------
PAPER & FOREST PRODUCTS (0.7%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (e)...........   4,000,000      3,600,000
                                                ------------
RETAIL (0.2%)
Sports Authority, Inc. (The)
 5.25%, due 9/15/01..............   1,332,000      1,275,390
                                                ------------
TECHNOLOGY (1.6%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03.............  10,000,000      8,100,000
Samsung Electronics Co., Ltd.
 (zero coupon), due 12/31/07
 (e).............................   1,000,000        800,000
                                                ------------
                                                   8,900,000
                                                ------------
TELECOMMUNICATION SERVICES (0.3%)
Technology Resources Industries
 Berhad
 (zero coupon), due 10/31/04.....   1,200,000      1,380,000
                                                ------------
Total Convertible Bonds
 (Cost $43,552,628)..............                 41,087,395
                                                ------------
CORPORATE BONDS (70.1%)
AEROSPACE (1.4%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06..............   4,800,000      5,100,000
Sequa Corp.
 9.375%, due 12/15/03............   2,000,000      2,080,000
 9.625%, due 10/15/99............     400,000        411,000
                                                ------------
                                                   7,591,000
                                                ------------
AIRLINES (1.9%)
USAir, Inc.
 10.00%, due 7/1/03..............   8,840,000      9,282,265
Valujet, Inc.
 10.25%, due 4/15/01.............   1,300,000      1,257,750
                                                ------------
                                                  10,540,015
                                                ------------
AUTO MANUFACTURING (1.1%)
Titan Tire Corp.
 7.00%, due 2/11/00 (j)..........   6,000,000      5,895,000
                                                ------------
BANKS (3.7%)
B.F. Saul Real Estate Investment
 Trust
 Series B
 9.75%, due 4/1/08...............   4,650,000      4,591,875
First Nationwide Holdings, Inc.
 12.25%, due 5/15/01.............   3,500,000      3,823,750
Local Financial Corp.
 11.00%, due 9/8/04..............   2,400,000      2,616,000
Tokai Preferred Capital Co.
 L.L.C.
 9.98%, due 12/29/49
 11.0914%, beginning 6/30/08
 (c)(o)..........................  10,200,000      9,498,750
                                                ------------
                                                  20,530,375
                                                ------------
CABLE (6.3%)
American Telecasting, Inc.
 (zero coupon), due 6/15/04
 14.50%, beginning 6/15/99.......  13,850,000      3,462,500
Continental Cablevision, Inc.
 11.00%, due 6/1/07..............   1,000,000      1,087,287
Marcus Cable Operating Co. L.P.
 (zero coupon), due 8/1/04
 13.50%, beginning 8/1/99........  10,158,000      9,853,260
Primestar, Inc.
 10.9375%, due 4/1/99 (d)(j).....   9,600,000      9,600,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.......  17,290,000     10,568,513
                                                ------------
                                                  34,571,560
                                                ------------
CASINOS (4.3%)
Casino America, Inc.
 12.50%, due 8/1/03..............   4,700,000      5,311,000
El Comandante Capital Corp.
 11.75%, due 12/15/03............     939,000        948,390
Empress River Casino Finance
 Corp.
 10.75%, due 4/1/02..............     675,000        729,000

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
CASINOS (Continued)
Horseshoe Gaming L.L.C.
 Series B 12.75%, due 9/30/00....  $8,200,000   $  8,999,500
Penn National Gaming, Inc.
 10.625%, due 12/15/04...........   4,200,000      4,410,000
President Riverboat Casinos, Inc.
 13.00%, due 9/15/01.............   3,500,000      3,237,500
                                                ------------
                                                  23,635,390
                                                ------------
CELLULAR TELEPHONE (1.6%)
Centennial Cellular Corp.
 8.875%, due 11/1/01.............   5,540,000      5,754,675
 10.125%, due 5/15/05............   1,500,000      1,687,500
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01......   7,775,000      1,399,500
                                                ------------
                                                   8,841,675
                                                ------------
CHEMICALS (0.8%)
Octel Developments, PLC
 10.00%, due 5/1/06 (c)..........   3,500,000      3,570,000
Uniroyal Chemical Co., Inc.
 9.00%, due 9/1/00...............     800,000        832,000
                                                ------------
                                                   4,402,000
                                                ------------
CHILD CARE SERVICES (0.2%)
La Petite Holdings Corp.
 9.625%, due 8/1/01..............   1,100,000      1,127,500
                                                ------------
COMPUTERS & OFFICE EQUIPMENT
 (1.1%)
American Business Information,
 Inc.
 9.50%, due 6/15/08 (c)..........   5,400,000      5,427,000
Unisys Corp.
 10.625%, due 10/1/99............     620,000        628,525
                                                ------------
                                                   6,055,525
                                                ------------
CONGLOMERATES (1.0%)
Hutchison Whampoa Ltd.
 7.45%, due 8/1/17 (c)...........   6,700,000      5,332,536
                                                ------------
CONSUMER DURABLES (1.3%)
Samsonite Corp.
 10.75%, due 6/15/08 (c).........   5,400,000      5,359,500
Selmer Co., Inc.
 11.00%, due 5/15/05.............   1,770,000      1,938,150
                                                ------------
                                                   7,297,650
                                                ------------
COSMETICS (0.8%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08 (c)..........   4,300,000      4,300,000
                                                ------------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------

DEFENSE ELECTRONICS (0.2%)
Alliant Techsystems, Inc.
 11.75%, due 3/1/03..............  $1,000,000   $  1,083,750
                                                ------------
DOMESTIC OIL & GAS (3.0%)
Houston Exploration Co. (The)
 Series B
 8.625%, due 1/1/08..............   2,250,000      2,250,000
Northern Offshore ASA
 10.00%, due 5/15/05 (c).........   7,500,000      7,162,500
Parker Drilling Co.
 Series C
 9.75%, due 11/15/06 (c).........   3,675,000      3,757,687
Snyder Oil Corp.
 8.75%, due 6/15/07..............   3,000,000      3,045,000
                                                ------------
                                                  16,215,187
                                                ------------
ELECTRIC UTILITIES (1.9%)
CMS Energy Corp.
 7.00%, due 1/15/05..............   1,800,000      1,746,079
Empresa Electrica del Norte
 Grande S.A.
 10.50%, due 6/15/05 (c).........   1,365,000      1,392,300
ESI Tractebel Acquisition Corp.
 7.99%, due 12/30/11 (c).........   5,100,000      5,100,000
Midland Funding Corp. I
 Series C-94
 10.33%, due 7/23/02 (l).........   2,329,244      2,520,228
                                                ------------
                                                  10,758,607
                                                ------------
ENERGY (1.9%)
Conproca, S.A.
 12.00%, due 6/16/10 (c)(e)......   5,400,000      5,481,000
Mariner Energy, Inc.
 Series B
 10.50%, due 8/1/06..............   1,650,000      1,674,750
Nuevo Energy Co.
 8.875%, due 6/1/08 (c)..........   3,255,000      3,311,962
                                                ------------
                                                  10,467,712
                                                ------------
EQUIPMENT FINANCING (0.7%)
Atlas Air, Inc.
 Series 1998-1C
 8.01%, due 1/2/10 (c)(l)........   3,300,000      3,313,002
 12.25%, due 12/1/02 (l).........     650,000        711,717
                                                ------------
                                                   4,024,719
                                                ------------
FINANCE (2.5%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06..............   5,200,000      5,161,000
Cityscape Financial Corp.
 Series A
 12.75%, due 6/1/04 (g)..........   8,000,000      3,200,000
Resource America, Inc.
 12.00%, due 8/1/04..............   2,200,000      2,354,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
FINANCE (Continued)
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)..........  $3,350,000   $  2,680,000
                                                ------------
                                                  13,395,000
                                                ------------
FOOD, BEVERAGE & TOBACCO (3.4%)
Colorado Prime Corp.
 12.50%, due 5/1/04..............   5,210,000      5,131,850
Fresh Foods, Inc.
 10.75%, due 6/1/06 (c)..........   2,600,000      2,600,000
Global Health Sciences, Inc.
 11.00%, due 5/1/08 (c)..........   5,100,000      5,036,250
Standard Commercial Corp.
 8.875%, due 8/1/05..............   6,065,000      5,943,700
                                                ------------
                                                  18,711,800
                                                ------------
HEALTH CARE (5.2%)
Fountain View, Inc.
 11.25%, due 4/15/08 (c).........   4,900,000      4,985,750
Magellan Health Services, Inc.
 9.00%, due 2/15/08 (c)..........   2,400,000      2,382,000
Medaphis Corp.
 9.50%, due 2/15/05 (c)..........   3,425,000      3,356,500
Quest Diagnostics, Inc.
 10.75%, due 12/15/06............   9,310,000     10,403,925
Sun Healthcare Group, Inc.
 9.375%, due 5/1/08 (c)..........   5,360,000      5,413,600
Vencor, Inc.
 9.875%, due 5/1/05 (c)..........   1,745,000      1,716,644
                                                ------------
                                                  28,258,419
                                                ------------
HOUSING (0.9%)
Greystone Homes, Inc.
 10.75%, due 3/1/04..............   4,700,000      5,076,000
                                                ------------
INDUSTRIAL (0.8%)
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03 (c)....   8,125,000      4,428,125
                                                ------------
MEDIA (3.2%)
Affiliated Newspapers
 Investments, Inc.
 (zero coupon), due 7/1/06
 13.25%, beginning 7/1/99........   4,600,000      4,531,000
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02.......  10,345,000      6,051,825
Garden State Newspapers, Inc.
 12.00%, due 7/1/04..............     300,000        334,125
General Media, Inc.
 10.625%, due 12/31/00...........   2,700,000      2,511,000

Heritage Media Corp.
 11.00%, due 10/1/02.............   2,000,000      2,080,000
Paxson Communications Corp.
 11.625%, due 10/1/02............   1,960,000      2,102,100
                                                ------------
                                                  17,610,050
                                                ------------
MINING (0.4%)
Great Central Mines Ltd.
 8.875%, due 4/1/08 (c)(e).......   2,400,000      2,358,000
                                                ------------
OIL SERVICES (0.4%)
Pool Energy Services Co.
 8.625%, due 4/1/08 (c)..........   2,400,000      2,340,000
                                                ------------
OTHER TRANSPORTATION (0.3%)
Ultrapetrol (Bahamas) Ltd.
 10.50%, due 4/1/08 (c)..........   1,500,000      1,466,250
                                                ------------
PAPER & FOREST PRODUCTS (1.3%)
P.T. Polysindo Eka Perkasa
 10.00%, due 4/3/00..............   4,000,000        840,000
SD Warren Co.
 Series B
 12.00%, due 12/15/04............   4,200,000      4,646,250
Stone Container Corp.
 11.875%, due 12/1/98............   1,522,000      1,533,415
                                                ------------
                                                   7,019,665
                                                ------------
PERSONAL SERVICES (1.3%)
Loewen Group, Inc. (The)
 6.70%, due 10/1/99 (c)..........   7,000,000      6,974,534
                                                ------------
PUBLISHING (0.9%)
Regional Independent Media Group
 10.50%, due 7/1/08 (c)..........   4,725,000      4,795,875
                                                ------------
REAL ESTATE (0.8%)
LNR Property Corp.
 9.375%, due 3/15/08 (c).........   4,585,000      4,596,462
                                                ------------
RECREATION & ENTERTAINMENT (0.9%)
Affinity Group, Inc.
 11.50%, due 10/15/03............   2,000,000      2,110,000
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (f)(g)......   5,835,000        204,225
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04............   2,500,000      2,550,000
                                                ------------
                                                   4,864,225
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.


CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
RESTAURANTS & LODGING (2.9%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08.............  $5,000,000   $  5,312,500
Booth Creek Ski Holdings, Inc.
 Series C
 12.50%, due 3/15/07 (c).........   1,000,000      1,070,000
Extended Stay America, Inc.
 9.15%, due 3/15/08 (c)..........   4,340,000      4,274,900
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99
 (c)(j)..........................   5,400,000      4,981,500
                                                ------------
                                                  15,638,900
                                                ------------
RETAIL (0.3%)
TM Group Holdings, PLC
 11.00%, due 5/15/08 (c).........   1,750,000      1,791,563
                                                ------------
STEEL, ALUMINUM & OTHER METALS
 (3.5%)
Easco Corp.
 Series B
 10.00%, due 3/15/01.............   3,200,000      3,264,000
Kaiser Aluminum & Chemical Corp.
 12.75%, due 2/1/03..............   4,800,000      5,100,000
UCAR Global Enterprises, Inc.
 Series B 12.00%, due 1/15/05....  10,075,000     10,805,438
                                                ------------
                                                  19,169,438
                                                ------------
SUPERMARKETS (0.2%)
Penn Traffic Co. (The)
 10.25%, due 2/15/02.............   1,670,000      1,327,650
                                                ------------
TECHNOLOGY (1.4%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00........   7,170,000      3,011,400
Metawave Communications Corp.
 13.75%, due 4/28/00 (d)(j)(m)...   2,500,000      2,575,000
Samsung Electronics America, Inc.
 9.75%, due 5/1/03 (c)...........   2,010,000      1,879,350
                                                ------------
                                                   7,465,750
                                                ------------
TELECOMMUNICATION SERVICES (3.0%)
Globalstar L.P. Capital Corp.
 11.50%, due 6/1/05 (c)..........   5,480,000      5,336,150
IDT Corp.
 8.75%, due 2/15/06 (c)..........   2,200,000      2,112,000
Impsat Corp.
 12.375%, due 6/15/08 (c)........   2,700,000      2,727,000
Orion Network System, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.......   3,500,000      2,660,000

T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07............   3,290,000      3,347,575
                                                ------------
                                                  16,182,725
                                                ------------
TEXTILE & APPAREL (1.0%)
Delta Mills, Inc.
 Series B
 9.625%, due 9/1/07..............   2,000,000      1,965,000
Norton McNaughton, Inc.
 12.50%, due 6/1/05 (c)..........   3,400,000      3,400,000
                                                ------------
                                                   5,365,000
                                                ------------
TRANSPORTATION (2.3%)
Cathay International Holdings,
 Inc.
 13.00%, due 4/15/08 (c).........   4,800,000      4,224,000
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08 (c).........   4,300,000      4,042,000
Pegasus Shipping Hellas Ltd.
 11.875%, due 11/15/04...........   4,525,000      4,581,563
                                                ------------
                                                  12,847,563
                                                ------------
Total Corporate Bonds
 (Cost $392,111,724).............                384,353,195
                                                ------------
FOREIGN BONDS (1.8%)
PUBLISHING (1.8%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03 (c)...   pound sterling  7,710,000      7,332,566
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03 (c)...                   3,000,000      2,734,258
                                                                ------------
Total Foreign Bonds
 (Cost $10,145,421)..............                                 10,066,824
                                                                ------------
LOAN PARTICIPATIONS (0.0%) (b)
CHEMICALS (0.0%) (b)
Kronos International, Inc.
 Bank debt
 6.34375%, due 9/15/00
 (d)(h)(j).......................                  DM 186,005        102,277
 Bank debt
 6.4375%, due 9/15/99
 (d)(h)(j).......................                     166,135         91,351
                                                                ------------
Total Loan Participations
 (Cost $192,034).................                                    193,628
                                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

YANKEE BONDS (6.3%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
CABLE (0.6%)
Kabelmedia Holdings GmbH
 (zero coupon), due 8/1/06
 13.625%, beginning 8/1/01.......  $3,910,000   $  3,030,250
                                                ------------
CELLULAR TELEPHONE (2.0%)
Millicom International Cellular,
 S.A. (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........  10,039,000      7,755,128
Rogers Cantel, Inc.
 8.30%, due 10/1/07..............     985,000        965,300
 9.375%, due 6/1/08..............   2,000,000      2,080,000
                                                ------------
                                                  10,800,428
                                                ------------
MEDIA (2.6%)
Le Groupe Videotron Ltee
 10.625%, due 2/15/05............  10,900,000     11,969,290
Rogers Communications, Inc.
 8.875%, due 7/15/07.............   2,300,000      2,317,250
                                                ------------
                                                  14,286,540
                                                ------------
STEEL, ALUMINUM & OTHER METALS
 (0.7%)
Ivaco, Inc.
 11.50%, due 9/15/05.............   3,600,000      3,942,000
                                                ------------
TELECOMMUNICATION SERVICES (0.4%)
Call-Net Enterprises, Inc.
 (zero coupon), due 12/1/04
 13.25%, beginning 12/1/99.......   2,460,000      2,349,300
                                                ------------
Total Yankee Bonds
 (Cost $33,727,554)..............                 34,408,518
                                                ------------
Total Long-Term Bonds
 (Cost $479,729,361).............                470,109,560
                                                ------------
COMMON STOCKS (3.7%)
                                     SHARES
                                   ----------
BANKS (0.0%) (b)
Kookmin Bank GDR (n).............      61,600        241,472
                                                ------------
CABLE (0.4%)
United International Holdings,
 Inc. Class A (a)................     125,000      2,000,000
                                                ------------
CASINOS (0.1%)
Casino America, Inc. (a).........       7,053         24,685
Colorado Gaming & Entertainment
 Co. (a).........................      12,488         68,684
Grand Casinos, Inc. (a)..........      16,100        269,675
Harrah's Entertainment, Inc.
 (a).............................      16,100        374,325
                                                ------------
                                                     737,369
                                                ------------


                                     SHARES        VALUE
                                   -----------------------
DOMESTIC OIL & GAS (0.7%)
Pioneer Natural Resources Co.....      11,250   $    268,594
R&B Falcon Corp. (a).............      82,825      1,873,916
Union Pacific Resources Group,
 Inc.............................     100,000      1,756,250
                                                ------------
                                                   3,898,760
                                                ------------
DRUGS (0.0%) (b)
ICN Pharmaceuticals, Inc.........       2,307        105,401
                                                ------------
FOOD, BEVERAGE & TOBACCO (0.2%)
Philip Morris Cos. Inc...........      35,000      1,378,125
                                                ------------
HEALTH CARE (0.3%)
Beverly Enterprises, Inc. (a)....      10,000        140,000
Quest Diagnostics, Inc. (a)......      62,650      1,370,469
                                                ------------
                                                   1,510,469
                                                ------------
MEDIA (0.1%)
Rogers Communications, Inc.
 Class B (a)(p)..................      50,000        445,396
                                                ------------
PAPER & FOREST PRODUCTS (0.7%)
TimberWest Timber Trust (The)
 (p).............................     635,200      3,757,813
                                                ------------
RECREATION & ENTERTAINMENT (0.0%)
 (b)
Steinway Musical Instruments,
 Inc. (a)........................       4,100        132,225
                                                ------------
SPECIALIZED SERVICES (0.3%)
Cendant Corp. (a)................      77,000      1,578,500
                                                ------------
TECHNOLOGY (0.3%)
Samsung Electronics Co., Ltd. GDR
 (n).............................      45,800        731,884
Seagate Technology, Inc. (a).....      32,500        777,969
                                                ------------
                                                   1,509,853
                                                ------------
TELECOMMUNICATION SERVICES (0.6%)
Telecomunicacoes Brasileiras S.A.
 ADR (i).........................      30,000      3,266,250
                                                ------------
TEXTILE & APPAREL (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a).............................         500          3,750
                                                ------------
Total Common Stocks
 (Cost $20,670,431)..............                 20,565,383
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

PREFERRED STOCKS (4.1%)
                                     SHARES        VALUE
                                   -----------------------
CABLE (1.3%)
United International Holdings,
 Inc.
 4.00%, Series A (a)(j)(k).......      44,600   $  7,180,600
                                                ------------
CASINOS (0.1%)
Station Casinos, Inc.
 7.00% (k).......................       8,250        408,891
                                                ------------
EQUIPMENT FINANCING (0.5%)
GPA Group, PLC (a)(j)............   4,750,000      2,707,500
                                                ------------
MEDIA (1.5%)
Cumulus Media, Inc.
 13.75%, Series A................         585        595,238
Paxson Communications Corp.
 12.50% (o)......................         957        990,006
Spanish Broadcasting System, Inc.
 14.25% (c)(o)...................       2,223      2,339,707
 14.25% (o)......................       4,049      4,261,572
                                                ------------
                                                   8,186,523
                                                ------------
PAPER & FOREST PRODUCTS (0.4%)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(j)(p)........     145,000      2,372,544
                                                ------------
REAL ESTATE (0.3%)
Crown American Realty Trust
 11.00%, Series A................      26,120      1,400,685
                                                ------------
Total Preferred Stocks
 (Cost $20,599,725)..............                 22,256,743
                                                ------------
WARRANTS (0.4%)
CABLE (0.0%) (b)
People's Choice TV Corp.
 expire 6/1/00 (a)...............         380              4
Supercanal Holding, S.A.
 Series A
 expire 11/14/99 (a)(c)(j).......     492,587         68,962
                                                ------------
                                                      68,966
                                                ------------
CASINOS (0.0%) (b)
Casino America, Inc.
 expire 5/3/01 (a)...............       1,249          1,249
                                                ------------
CELLULAR TELEPHONE (0.0%) (b)
Occidente y Caribe Celular, S.A.
 expire 3/15/04 (a)(c)...........      10,680        106,800
                                                ------------

                                     SHARES        VALUE
                                   -----------------------

FOOD, BEVERAGE & TOBACCO (0.0%)
 (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c)..........       5,210   $     52,100
                                                ------------
MEDIA (0.3%)
General Media, Inc.
 expire 12/21/03 (a)(c)..........         900              9
Spanish Broadcasting System, Inc.
 expire 6/30/99 (a)(q)...........       2,500      1,225,000
 expire 6/30/99 (a)(c)(r)........       2,500        525,000
                                                ------------
                                                   1,750,009
                                                ------------
POLLUTION & RELATED (0.0%) (b)
ICF Kaiser International, Inc.
 expire 12/31/98 (a)(s)..........         960            240
                                                ------------
TECHNOLOGY (0.0%) (b)
Metawave Communications Corp.
 expire 4/28/00 (a)(j)...........      46,336            463
                                                ------------
TELECOMMUNICATION SERVICES (0.1%)
Rocky Mountain Internet, Inc.
 expire 7/29/03 (a)(j)...........      23,833        139,425
                                                ------------
Total Warrants
 (Cost $857,910).................                  2,119,252
                                                ------------
SHORT-TERM
INVESTMENTS (4.0%)
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (3.3%)
Goldman Sachs Group L.P. (The)
 6.25%, due 7/1/98...............  $2,110,000      2,110,000
Morgan Stanley, Dean Witter,
 Discover & Co.
 6.25%, due 7/1/98...............  16,345,000     16,345,000
                                                ------------
Total Commercial Paper
 (Cost $18,455,000)..............                 18,455,000
                                                ------------
SHORT-TERM BONDS (0.7%)
FOOD, BEVERAGE & TOBACCO (0.6%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Bank debt
 9.479%, due 8/1/98 (g)(j).......   5,000,000      3,100,000
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ----------   ------------
PAPER & FOREST PRODUCTS (0.1%)
P.T. Polysindo Eka Perkasa
 (zero coupon), due 7/28/98......  $3,000,000   $    630,000
 (zero coupon), due 8/7/98.......   1,000,000        210,000
                                                ------------
                                                     840,000
                                                ------------
Total Short-Term Bonds
 (Cost $7,780,942)...............                  3,940,000
                                                ------------
Total Short-Term Investments
 (Cost $26,235,942)..............                 22,395,000
                                                ------------
Total Investments
 (Cost $548,093,369)(t)..........        97.9%   537,445,938(u)
Cash and Other Assets,
 Less Liabilities................         2.1     11,295,954
                                   ----------     ----------
Net Assets.......................       100.0%  $548,741,892
                                   ==========     ==========


------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at June 30, 1998.
(e)  Euro-Dollar bond.
(f)  Issuer in bankruptcy.
(g)  Issue in default.
(h)  Multiple tranche facility.
(i)  ADR--American Depository Receipt.
(j)  Restricted security.
(k)  Convertible preferred stock.
(l)  Asset-backed security.
(m) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(n)  GDR--Global Depository Receipt.
(o) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(p)  Canadian security.
(q) Each warrant entitles the holder thereof to purchase one share of the Company's Class A common stock at $0.01 per share, subject to adjustment under certain circumstances on or after the Exercisability Date and prior to June 30, 1999.
(r) Each warrant entitles the holder thereof to purchase 0.428 shares of the Company's Class A common stock, par value $0.01 per share.
(s) 4.8 warrants will entitle the holder thereof to purchase one share of common stock at a price equal to $5.00 per share, subject to adjustment under certain circumstances.
(t)  The cost for Federal income tax purposes is $548,189,510.
(u) At June 30, 1998 net unrealized depreciation was $10,743,572, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $12,110,578 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $22,854,150.
(v)  The following abbreviations are used in the above portfolio:
     DM--Deutsche Mark
     Pound Sterling--Pound Sterling

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

HIGH YIELD CORPORATE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $548,093,369).........   $537,445,938
Deposit with broker......................         94,342
Receivables:
  Investment securities sold.............     30,080,699
  Dividends and interest.................      9,633,782
  Fund shares sold.......................      1,619,369
Unrealized appreciation on forward
  foreign currency contracts.............            103
                                            ------------
        Total assets.....................    578,874,233
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     28,652,143
  Custodian..............................        979,240
  Adviser................................        132,859
  Administrator..........................         88,572
  Directors..............................            109
Accrued expenses.........................        155,659
Unrealized depreciation on forward
  foreign currency contracts.............        123,759
                                            ------------
        Total liabilities................     30,132,341
                                            ------------
Net assets applicable to outstanding
  shares.................................   $548,741,892
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    445,301
Additional paid-in capital...............    527,206,506
Accumulated undistributed net investment
  income.................................     21,004,267
Accumulated undistributed net realized
  gain on investments....................     10,988,832
Accumulated net realized loss on foreign
  currency transactions..................       (117,730)
Net unrealized depreciation on
  investments............................    (10,647,431)
Net unrealized depreciation on
  translation of other assets and
  liabilities in
  foreign currencies and forward foreign
  currency contracts.....................       (137,853)
                                            ------------
Net assets applicable to outstanding
  shares.................................   $548,741,892
                                            ============
Shares of capital stock outstanding......     44,530,128
                                            ============
Net asset value per share outstanding....   $      12.32
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $ 21,483,007
  Dividends (a)..........................      1,079,018
                                            ------------
        Total income.....................     22,562,025
                                            ------------
Expenses:
  Advisory...............................        722,920
  Administration.........................        481,947
  Shareholder communication..............         70,078
  Professional...........................         50,267
  Directors..............................         14,194
  Custodian..............................         11,799
  Portfolio pricing......................          2,107
  Miscellaneous..........................          4,209
                                            ------------
        Total expenses...................      1,357,521
                                            ------------
Net investment income....................     21,204,504
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions..................     11,085,873
  Foreign currency transactions..........       (117,730)
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........     10,968,143
                                            ------------
Net change in unrealized depreciation on
  investments:
  Security transactions..................     (7,563,460)
  Translation of other assets and
    liabilities in foreign currencies and
    forward foreign currency contracts...       (126,868)
                                            ------------
Net unrealized loss on investments and
  foreign currency transactions..........     (7,690,328)
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................      3,277,815
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 24,482,319
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $34,974.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

HIGH YIELD CORPORATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $21,204,504    $ 27,376,462
  Net realized gain on investments..........................   11,085,873      16,889,043
  Net realized gain (loss) on foreign currency
    transactions............................................     (117,730)         41,314
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (7,563,460)     (7,548,249)
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and forward foreign currency contracts.......     (126,868)        (10,985)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   24,482,319      36,747,585
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................     (661,909)    (27,008,388)
  From net realized gain on investments.....................   (1,567,336)    (16,799,012)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......   (2,229,245)    (43,807,400)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................  107,718,514     202,492,429
  Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions................   2,229,245      43,807,400
                                                              ------------   ------------
                                                              109,947,759     246,299,829
  Cost of shares redeemed...................................   (8,025,464)    (19,674,526)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................  101,922,295     226,625,303
                                                              ------------   ------------
Net increase in net assets..................................  124,175,369     219,565,488
NET ASSETS:
Beginning of period.........................................  424,566,523     205,001,035
                                                              ------------   ------------
End of period...............................................  $548,741,892   $424,566,523
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $21,004,267    $    461,672
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                           SIX MONTHS                                    1995 (a)
                                                             ENDED                                       THROUGH
                                                            JUNE 30,       YEAR ENDED DECEMBER 31      DECEMBER 31,
                                                             1998*           1997           1996           1995
                                                          -------------------------------------------------------
Net asset value at beginning of period..................  $      11.73   $      11.61   $      10.55   $      10.00
                                                          ------------   ------------   ------------   ------------
Net investment income...................................          0.48           0.85           0.59           0.37
Net realized and unrealized gain on investments.........          0.18           0.65           1.22           0.61
Net realized and unrealized loss on foreign currency
  transactions..........................................         (0.01)            --             --             --
                                                          ------------   ------------   ------------   ------------
Total from investment operations........................          0.65           1.50           1.81           0.98
                                                          ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income............................         (0.02)         (0.84)         (0.59)         (0.37)
  From net realized gain on investments.................         (0.04)         (0.54)         (0.16)         (0.04)
  In excess of net realized gain on investments.........            --             --             --          (0.02)
                                                          ------------   ------------   ------------   ------------
Total dividends and distributions.......................         (0.06)         (1.38)         (0.75)         (0.43)
                                                          ------------   ------------   ------------   ------------
Net asset value at end of period........................  $      12.32   $      11.73   $      11.61   $      10.55
                                                          ============   ============   ============   ============
Total investment return (b).............................          5.48%         13.03%         17.16%         10.06%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................          8.80%+         8.84%          8.59%         10.02%+
  Net expenses..........................................          0.56%+         0.59%          0.67%          0.67%+
  Expenses (before reimbursement).......................          0.56%+         0.59%          0.71%          1.25%+
Portfolio turnover rate.................................            77%           153%           149%            95%
Net assets at end of period (in 000's)..................  $    548,742   $    424,567   $    205,001   $     43,314

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


COMMON STOCKS (91.2%)+
                                       SHARES        VALUE
                                     ---------------------
AUSTRALIA (1.3%)
Broken Hill Proprietary Co., Ltd.
 (energy sources)..................       3,500   $    29,584
Coles Myer, Ltd. (merchandising)...       2,570        10,026
Foster's Brewing Group, Ltd.
 (beverages & tobacco).............       5,520        12,989
National Australia Bank, Ltd.
 (banking).........................       2,520        33,239
News Corp., Ltd. (broadcasting &
 publishing).......................       2,939        23,987
Pacific Dunlop, Ltd.
 (multi-industry)..................       3,200         5,172
Telstra Corp., Ltd.
 (telecommunications)..............     137,400       352,251
WMC, Ltd. (metals-nonferrous)......       3,100         9,330
                                                  -----------
                                                      476,578
                                                  -----------
BELGIUM (4.2%)
Delhaize-Le Lion, S.A.
 (merchandising)...................       1,640       114,591
Electrabel, S.A.
 (utilities-electrical & gas)......         950       269,345
Fortis AG (insurance)..............         950       242,538
Generale de Banque, S.A.
 (banking).........................         250       185,599
KBC Bancassurance Holding N.V.
 (banking).........................       1,000        89,490
PetroFina, S.A. (energy sources)...         340       139,570
Reunies Electrobel & Tractebel,
 S.A. (multi-industry).............       1,920       281,209
Solvay, S.A. Class A (chemicals)...       2,810       222,772
                                                  -----------
                                                    1,545,114
                                                  -----------
FRANCE (12.0%)
Alcatel Alsthom, S.A. (electrical &
 electronics)......................         678       138,044
AXA-UAP, S.A. (insurance)..........       2,674       300,747
Carrefour, S.A. (merchandising)....         418       264,447
Compagnie de Saint Gobain, S.A.
 (miscellaneous-materials &
 commodities)......................         966       179,107
Compagnie de Suez, S.A.
 (banking).........................          10            40
Elf Aquitaine, S.A. (energy
 sources)..........................       2,162       303,952
Eridania Beghin-Say, S.A. (food &
 household products)...............         550       121,443
France Telecom, S.A.
 (telecommunications)..............       6,975       481,073
Groupe Danone, S.A. (food &
 household products)...............         706       194,657
Havas, S.A. (business & public
 services).........................       1,311       111,237
Lafarge, S.A. (building materials &
 components).......................         860        88,901
L'Air Liquide, S.A. (chemicals)....       1,882       311,279
L'Oreal, S.A. (health & personal
 care).............................         653       363,220
LVMH (Moet Hennessy Louis Vuitton),
 S.A. (beverages & tobacco)........         410        82,054
Michelin (CGDE), S.A. Class B (tire
 & rubber).........................       1,253        72,328
Paribas, S.A. (banking)............       1,451       155,275
Pernod-Ricard, S.A. (beverages &
 tobacco)..........................         430        29,800
Pinault-Printemps-Redoute, S.A.
 (building materials &
 components).......................         150       125,537
PSA Peugeot, S.A. (automobiles)....         150        32,253
Rhone-Poulenc, S.A. Class A
 (chemicals).......................       2,508       141,453
Schneider, S.A. (machinery &
 engineering)......................       1,567       124,950
Societe Generale, S.A. Class A
 (banking).........................         624       129,733
Suez Lyonnaise des Eaux, S.A.
 (multi-industry)..................         530        87,223
Thomson CSF, S.A. (aerospace &
 military technology)..............       3,047       115,913
Total, S.A. Class B (energy
 sources)..........................       1,494       194,224
Vivendi, S.A. (business & public
 services).........................       1,337       285,488
                                                  -----------
                                                    4,434,378
                                                  -----------
GERMANY (14.7%)
Allianz AG Registered
 (insurance).......................       1,800       599,822
BASF AG (chemicals)................       3,700       175,772
Bayer AG (chemicals)...............       6,250       323,401
Daimler-Benz AG (automobiles)......       8,050       791,605
Daimler-Benz AG Rights
 (automobiles) (a).................       4,200         4,654
Deutsche Bank AG (banking).........       4,800       405,798
Deutsche Telekom AG
 (telecommunications)..............      11,250       307,889
Dresdner Bank AG (banking).........       3,300       178,252
Karstadt AG (merchandising)........         200        97,228
Linde AG (machinery &
 engineering)......................         150       103,045
Mannesmann AG (machinery &
 engineering)......................       5,000       513,841
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance).......................         500       248,195
Preussag AG (multi-industry).......          50        17,894
RWE AG (utilities-electrical &
 gas)..............................       8,850       523,635
Siemens AG (electrical &
 electronics)......................       4,800       292,914
Thyssen AG (metals-steel)..........         300        76,287
VEBA AG (utilities-electrical &
 gas)..............................       2,600       174,794
Viag AG (multi-industry)...........         600       412,845
Volkswagen AG (automobiles)........         200       193,127
                                                  -----------
                                                    5,440,998
                                                  -----------
ITALY (4.6%)
Assicurazioni Generali S.p.A.
 (insurance).......................       4,000       130,166
Banca Commerciale Italiana S.p.A.
 (banking).........................      16,000        95,755
Benetton Group S.p.A. (textile &
 apparel)..........................      41,600        86,423
Credito Italiano S.p.A.
 (banking).........................      22,000       115,252
Edison S.p.A. (energy sources).....       4,000        32,125

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
ITALY (Continued)
Ente Nazionale Idrocarburi S.p.A.
 (energy sources)..................      38,000   $   249,240
Fiat S.p.A. (automobiles)..........      13,500        59,132
Fiat S.p.A. di Risp
 (automobiles).....................      16,500        40,874
Istituto Bancario San Paolo di
 Torino S.p.A. (banking)...........       2,000        28,882
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).......................      26,000        73,922
Italgas S.p.A.
 (utilities-electrical & gas)......      10,000        40,761
Mediobanca S.p.A. (financial
 services).........................       6,000        76,174
Montedison S.p.A.
 (multi-industry)..................      40,940        50,823
Olivetti Group S.p.A. (data
 processing & reproduction) (a)....      16,200        24,124
Parmalat Finanziaria S.p.A. (food &
 household products)...............       4,000         8,163
Pirelli S.p.A. (industrial
 components).......................       6,000        18,748
Riunione Adriatica di Sicurta
 S.p.A. (insurance)................       2,200        28,673
Sirti S.p.A.
 (telecommunications)..............       7,000        38,109
Telecom Italia S.p.A.
 (telecommunications)..............      24,000       176,804
Telecom Italia S.p.A. di Risp
 (telecommunications)..............      12,790        61,963
Telecom Italia Mobile S.p.A.
 (telecommunications)..............      28,000       171,355
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications).........      23,000        77,694
                                                  -----------
                                                    1,685,162
                                                  -----------
JAPAN (8.5%)
Ajinomoto Co., Inc. (food &
 household products)...............       3,000        26,262
Asahi Chemical Industry Co., Ltd.
 (chemicals) (c)...................       4,000        14,410
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 components) (c)...................       7,000        37,826
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (c).....................       8,000        84,673
Bridgestone Corp. (industrial
 components).......................       3,000        70,897
Canon, Inc. (recreation & other
 consumer goods)...................       4,000        90,783
Dai Nippon Printing Co., Ltd.
 (business & public services)......       2,000        31,918
Daiei, Inc. (merchandising) (c)....      10,000        23,416
Denso Corp. (industrial
 components).......................       3,000        49,714
Fanuc, Ltd. (electronic components
 & instruments)....................       2,000        69,168
Fuji Bank, Ltd. (banking) (c)......      14,000        62,439
Fuji Photo Film, Ltd. (recreation &
 other consumer goods).............       1,000        34,800
Fujitsu, Ltd. (data processing &
 reproduction) (c).................       1,000        10,519
Furukawa Electric Co., Ltd.
 (industrial components) (c).......      15,000        50,471
Hankyu Corp. (transportation-road &
 rail).............................       3,000        12,299
Hitachi Corp., Ltd. (electrical &
 electronics) (c)..................      14,000        91,287
Honda Motor Co., Ltd.
 (automobiles).....................       2,000        71,185
Industrial Bank of Japan, Ltd.
 (banking) (c).....................       8,000        50,147
Ito-Yokado Co., Ltd.
 (merchandising)...................       1,000        47,049
Itochu Corp. (wholesale &
 international trade) (c)..........      30,000        64,845
Japan Airlines Co. (transportation-
 airlines) (a).....................       1,000         2,781
Japan Energy Corp. (energy sources)
 (c)...............................      28,000        29,656
Kajima Corp. (construction &
 housing)..........................       2,000         5,476
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)......       3,000        52,092
Kao Corp. (food & household
 products).........................       1,000        15,419
Kawasaki Steel Corp.
 (metals-steel)....................       6,000        10,807
Kirin Brewery Co., Ltd. (beverages
 & tobacco)........................       1,000         9,439
Komatsu, Ltd. (machinery &
 engineering)......................      10,000        48,562
Kubota Corp. (machinery &
 engineering)......................       6,000        13,834
Marubeni Corp. (wholesale &
 international trade)..............      17,000        33,928
Marui Co., Ltd. (merchandising)....       2,000        29,829
Matsushita Electric Industrial Co.,
 Ltd. (appliances & household
 durables).........................       6,000        96,403
Mitsubishi Chemical Corp.
 (chemicals).......................       1,967         3,557
Mitsubishi Corp.
 (multi-industry)..................       5,000        30,981
Mitsubishi Electric Corp.
 (electrical & electronics) (a)....       9,000        20,686
Mitsubishi Estate Co., Ltd.
 (construction & housing)..........       3,000        26,370
Mitsubishi Heavy Industries, Ltd.
 (machinery & engineering).........       8,000        30,203
Mitsubishi Trust & Banking Corp.
 (financial services)..............       1,000         8,495
Mitsui Engineering & Shipbuilding
 Co., Ltd. (machinery &
 engineering) (a)..................      21,000        15,887
Mitsui Fudosan Co., Ltd.
 (construction & housing)..........       6,000        47,380
Mitsui Marine & Fire Insurance Co.,
 Ltd. (insurance)..................       3,000        15,066
Mitsui Trust & Banking Co., Ltd.
 (financial services)..............       3,000         7,068
Mitsukoshi, Ltd. (merchandising)...       3,000         8,624
NEC Corp. (electrical &
 electronics)......................       5,000        46,580
Nippon Express Co., Ltd.
 (transportation-road & rail)......      13,000        69,687
Nippon Oil Co., Ltd. (energy
 sources)..........................       8,000        25,823
Nippon Paper Industries Co. (forest
 products & paper).................       3,000        12,493
Nippon Steel Corp.
 (metals-steel)....................      11,000        19,338
Nippon Telegraph & Telephone Corp.
 (telecommunications)..............          20       165,724
Nippon Yusen Kabushiki Kaisha
 (transportation-shipping).........       3,000        10,159

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
JAPAN (Continued)
Nissan Motor Co., Ltd.
 (automobiles).....................       4,000   $    12,594
NKK Corp. (metals-steel)...........      58,000        55,579
Nomura Securities Co., Ltd.
 (financial services)..............       3,000        34,908
Obayashi Corp. (construction &
 housing)..........................       5,000        21,183
Oji Paper Co., Ltd. (forest
 products & paper).................      10,000        43,518
Osaka Gas Co., Ltd. (utilities-
 electrical & gas).................       6,000        15,390
Sankyo Co., Ltd. (health & personal
 care).............................       2,000        45,536
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).........................       9,000        27,235
Sekisui Chemical Co., Ltd.
 (chemicals).......................       1,000         5,116
Sekisui House, Ltd. (construction &
 housing)..........................       2,000        15,491
Sharp Corp. (appliances & household
 durables).........................       5,000        40,492
Shimizu Corp. (construction &
 housing)..........................       4,000        11,528
Sony Corp. (appliances & household
 durables).........................       1,000        86,100
Sumitomo Bank, Ltd. (banking)......       9,000        87,541
Sumitomo Chemical Co., Ltd.
 (chemicals).......................       5,000        15,419
Sumitomo Electric Industries
 (industrial components)...........       5,000        50,543
Sumitomo Marine & Fire Insurance
 Co. (insurance)...................       9,000        50,320
Sumitomo Metal Mining Co. (metals-
 nonferrous).......................       4,000        16,226
Takeda Chemical Industries, Ltd.
 (health & personal care)..........       4,000       106,346
Tobu Railway Co., Ltd.
 (transportation-road & rail)......      14,000        37,019
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)......       1,000        14,734
Tokio Marine & Fire Insurance Co.
 (insurance).......................       3,000        30,823
Tokyo Dome Corp. (leisure &
 tourism)..........................       2,000        10,807
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)......       3,000        58,793
Tokyo Gas Co., Ltd. (utilities-
 electrical & gas).................       1,000         2,226
Tokyu Corp. (transportation-road &
 rail).............................       5,000        15,167
Toppan Printing Co., Ltd. (business
 & public services)................       3,000        32,077
Tostem Corp. (building materials &
 components).......................       1,000        12,955
Toto, Ltd. (building materials &
 components).......................       1,000         6,074
Toyoda Automatic Loom Works, Ltd.
 (machinery & engineering).........       1,000        17,652
Toyota Motor Corp. (automobiles)...       8,000       206,928
Yamanouchi Pharmaceutical Co., Ltd.
 (health & personal care)..........       3,000        62,467
                                                  -----------
                                                    3,155,242
                                                  -----------
NETHERLANDS (8.4%)
ABN AMRO Holding N.V. (banking)....       9,600       224,636
Akzo Nobel N.V. (health & personal
 care).............................         600       133,378
Elsevier N.V. (broadcasting &
 publishing).......................       1,500        22,638
Heineken N.V. (beverages &
 tobacco)..........................       2,700       106,050
ING Groep N.V. (insurance).........       8,070       528,420
Koninklijke KPN N.V. (forest
 products & paper).................       5,026       193,457
Philips Electronics N.V.
 (appliances & household
 durables).........................       3,000       252,185
Royal Dutch Petroleum Co. (energy
 sources)..........................      18,100     1,003,665
TNT Post Group N.V.
 (transportation-shipping) (a).....       5,026       128,478
Unilever CVA N.V. (food & household
 products).........................       5,300       420,514
Wolters Kluwer CVA N.V.
 (broadcasting & publishing).......         601        82,488
                                                  -----------
                                                    3,095,909
                                                  -----------
NEW ZEALAND (0.1%)
Telecom Corp. of New Zealand Ltd.
 (telecommunications)..............      19,600        41,917
                                                  -----------
PORTUGAL (1.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)..............       2,700        76,670
Banco Espirito Santo e Comercial de
 Lisboa, S.A. Registered
 (banking).........................       1,600        48,050
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)......       6,300       146,461
Jeronimo Martins & Filho SGPS, S.A.
 (food & household products).......       1,100        52,848
Portugal Telecom, S.A. Registered
 (telecommunications)..............       3,100       164,310
                                                  -----------
                                                      488,339
                                                  -----------
SPAIN (4.6%)
Acerinox, S.A. (metals-steel)......         140        18,674
Autopistas Concesionares Espanola,
 S.A. (business & public services)
 (a)...............................       7,126       110,549
Banco de Bilbao Vizcaya, S.A.
 Registered (banking)..............       5,210       267,830
Banco de Central Hispanoamericano,
 S.A. (banking)....................       2,860        90,045
Banco de Santander, S.A.
 (banking).........................       7,360       188,696
Corporacion Bancaria de Espana,
 S.A. (banking)....................       4,560       102,464
Corporacion Mapfre, S.A.
 (insurance).......................         620        21,788

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                     ---------------------
SPAIN (Continued)
Endesa, S.A. (utilities-electrical
 & gas)............................       7,770   $   170,278
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing)..........................         660        34,101
Gas Natural SDG, S.A. (utilities-
 electrical & gas).................       1,110        80,336
Iberdrola, S.A.
 (utilities-electrical & gas)......       7,730       125,726
Repsol, S.A. (energy sources)......       2,660       146,820
Telefonica de Espana, S.A.
 (telecommunications)..............       7,090       328,351
                                                  -----------
                                                    1,685,658
                                                  -----------
SWITZERLAND (8.6%)
Credit Suisse Group Registered
 (banking).........................       1,540       342,660
Nestle S.A. Registered (food &
 household products)...............         270       577,805
Novartis S.A. Registered (health &
 personal care)....................         400       665,607
Roche Holdings AG Genusscheine
 (health & personal care)..........          50       490,997
Schweizerische Rueckversicherungs
 Gesellschaft Registered
 (insurance).......................         100       252,899
UBS AG Registered (banking)........       1,753       651,828
Zurich Versicherungs Gesellschaft
 Registered (insurance)............         300       191,454
                                                  -----------
                                                    3,173,250
                                                  -----------
UNITED KINGDOM (22.9%)
Abbey National PLC (banking).......      16,920       301,508
Barclays PLC (banking).............      14,425       416,620
Bass PLC (beverages & tobacco).....       4,017        75,067
B.A.T Industries PLC (beverages &
 tobacco)..........................      26,651       266,136
BG PLC (energy sources)............      35,364       204,747
BOC Group PLC (chemicals)..........      20,623       281,470
Boots Co. PLC (merchandising)......       6,770       112,619
British Airways PLC
 (transportation-airlines).........       7,718        83,124
British Petroleum Co. PLC (energy
 sources)..........................      45,504       662,433
British Telecommunications PLC
 (telecommunications)..............      44,820       551,519
BTR PLC (multi-industry)...........      35,148        99,696
BTR PLC Class B (multi-industry)
 (a)...............................      43,261        24,902
Cable & Wireless PLC
 (telecommunications)..............       9,093       110,678
Centrica PLC (energy sources)
 (a)...............................      11,990        20,305
CGU PLC (insurance)................       7,693       143,632
Diageo PLC (beverages & tobacco)...      32,810       390,595
EMI Group PLC (recreation & other
 consumer goods)...................       1,974        17,308
General Electric Co. PLC
 (electrical & electronics)........      18,990       163,652
GKN PLC (machinery &
 engineering)......................       7,394        94,192
Glaxo Wellcome PLC (health &
 personal care)....................      22,129       666,078
Granada Group PLC (leisure &
 tourism)..........................       9,080       167,256
Great Universal Stores PLC (The)
 (merchandising)...................      12,990       171,332
Hanson PLC (multi-industry)........       7,969        48,365
HSBC Holdings PLC (financial
 services).........................       3,110        78,925
Imperial Chemical Industries PLC
 (chemicals).......................       4,700        75,753
Imperial Tobacco Group PLC
 (beverages & tobacco).............       3,239        23,806
Kingfisher PLC (merchandising).....      10,131       164,134
Lloyds TSB Group PLC (banking).....      38,344       535,488
Marks & Spencer PLC
 (merchandising)...................      16,242       148,236
MEPC PLC (real estate).............       8,010        70,699
National Power PLC (utilities-
 electrical & gas).................      12,540       118,006
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)...       4,355        62,817
Prudential Corp. PLC (insurance)...      25,750       339,415
Rank Group PLC (leisure &
 tourism)..........................       5,210        28,361
Reed International PLC
 (broadcasting & publishing).......      26,300       237,619
Reuters Group PLC (broadcasting &
 publishing).......................       5,044        57,733
Rio Tinto PLC Registered (metals-
 nonferrous).......................       6,773        76,337
RMC Group PLC (building materials &
 components).......................       8,270       143,643
Sainsbury (J.) PLC
 (merchandising)...................      11,780       104,564
Scottish Power PLC (utilities-
 electrical & gas).................       7,100        62,667
SmithKline Beecham PLC (health &
 personal care)....................      40,460       493,818
Thorn PLC (appliances & household
 durables).........................         989         3,797
Unilever PLC (food & household
 products).........................      27,720       297,624
Vodafone Group PLC
 (multi-industry)..................      20,215       256,676
                                                  -----------
                                                    8,453,352
                                                  -----------
Total Common Stocks
 (Cost $27,557,474)................                33,675,897
                                                  -----------
WARRANTS (0.0%) (B)
FRANCE (0.0%) (b)
Vivendi, S.A.
 Call Warrants
 Strike price FF 900
 Expire 5/2/01
 (business & public services)
 (a)(f)............................       1,337         2,632
                                                  -----------
Total Warrants.....................                     2,632
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

SHORT-TERM
INVESTMENTS (5.7%)
                                     PRINCIPAL
                                       AMOUNT        VALUE
                                     -----------------------
COMMERCIAL PAPER (5.7%)
UNITED STATES (5.7%)
Goldman Sachs Group L.P. (The)
 6.25%, due 7/1/98
 (financial services)..............  $1,230,000   $ 1,230,000
Merrill Lynch & Co. Inc.
 6.14%, due 7/1/98
 (financial services)..............     870,000       870,000
                                                  -----------
Total Short-Term Investments
 (Cost $2,100,000).................                 2,100,000
                                                  -----------
Total Investments
 (Cost $29,657,474) (d)............        96.9%   35,778,529(e)
Cash and Other Assets,
 Less Liabilities..................         3.1     1,130,114
                                     ----------   -----------
Net Assets.........................       100.0%  $36,908,643
                                     ==========   ===========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for forward foreign currency contracts.
(d)  The cost for Federal income tax purposes is $29,849,232.
(e) At June 30, 1998 net unrealized appreciation for securities was $5,929,297, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,776,785 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,847,488.
(f)  FF--French Franc.

The table below sets forth the diversification of International Equity Portfolio investments by industry.
INDUSTRY
DIVERSIFICATION

                                  VALUE       PERCENT +
                               ------------------------
Aerospace & Military
  Technology.................  $   115,913        0.3%
Appliances & Household
  Durables...................      506,211        1.4
Automobiles..................    1,412,351        3.8
Banking......................    4,948,607       13.4
Beverages & Tobacco..........      995,936        2.7
Broadcasting & Publishing....      424,465        1.1
Building Materials &
  Components.................      377,110        1.0
Business & Public Services...      573,901        1.6
Chemicals....................    1,570,402        4.3
Construction & Housing.......      161,529        0.4
Data Processing &
  Reproduction...............       34,643        0.1
Electrical & Electronics.....      753,164        2.0
Electronic Components &
  Instruments................       69,168        0.2
Energy Sources...............    3,042,145        8.2
Financial Services...........    2,305,570        6.2
Food & Household Products....    1,714,736        4.6
Forest Products & Paper......      249,469        0.7
Health & Personal Care.......    3,027,447        8.2
Industrial Components........      240,374        0.7
Insurance....................    3,197,880        8.7
Leisure & Tourism............      206,424        0.6
Machinery & Engineering......      962,166        2.6
Merchandising................    1,296,094        3.5
Metals-Nonferrous............      101,892        0.3
Metals-Steel.................      180,685        0.5
Miscellaneous-Materials &
  Commodities................      179,107        0.5
Miscellaneous-Materials &
  Components.................       37,826        0.1
Multi-Industry...............    1,315,788        3.6
Real Estate..................       70,699        0.2
Recreation & Other Consumer
  Goods......................      142,891        0.4
Telecommunications...........    3,029,636        8.2
Textile & Apparel............       86,423        0.2
Tire & Rubber................       72,328        0.2
Transportation-Airlines......       85,905        0.2
Transportation-Road & Rail...      134,172        0.4
Transportation-Shipping......      201,454        0.5
Utilities-Electrical & Gas...    1,855,245        5.0
Wholesale & International
  Trade......................       98,773        0.3
                               -----------     ------
                                35,778,529       96.9
Cash and Other Assets, Less
  Liabilities................    1,130,114        3.1
                               -----------     ------
Net Assets...................  $36,908,643      100.0%
                               ===========     ======

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $29,657,474)..........   $ 35,778,529
Cash denominated in foreign currencies
  (identified cost $4,492,082)...........      4,483,612
Cash.....................................        532,486
Receivables:
  Investment securities sold.............      2,949,746
  Dividends and interest.................        149,768
  Fund shares sold.......................         82,855
Unrealized appreciation on forward
  foreign currency contracts.............        101,465
                                            ------------
        Total assets.....................     44,078,461
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........      6,995,223
  Custodian..............................         38,224
  Adviser................................         17,763
  Administrator..........................          4,310
  Directors..............................             33
Accrued expenses.........................         34,434
Unrealized depreciation on forward
  foreign currency contracts.............         79,831
                                            ------------
        Total liabilities................      7,169,818
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 36,908,643
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $     30,438
Additional paid-in capital...............     31,660,428
Accumulated undistributed net
  investment income......................         42,136
Accumulated net realized loss on
  investments............................       (998,461)
Accumulated undistributed net realized
  gain on foreign currency
  transactions...........................         19,602
Net unrealized appreciation on
  investments............................      6,121,055
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies and
  forward foreign currency contracts.....         33,445
                                            ------------
Net assets applicable to outstanding
  shares.................................   $ 36,908,643
                                            ============
Shares of capital stock outstanding......      3,043,781
                                            ============
Net asset value per share outstanding....   $      12.13
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $    388,915
  Interest...............................        101,879
                                            ------------
        Total income.....................        490,794
                                            ------------
Expenses:
  Advisory...............................        101,472
  Custodian..............................         37,873
  Administration.........................         33,824
  Professional...........................         19,269
  Portfolio pricing......................         10,001
  Shareholder communication..............          6,876
  Directors..............................          1,019
  Miscellaneous..........................          2,155
                                            ------------
        Total expenses before
          reimbursement..................        212,489
Expense reimbursement from
  Administrator..........................        (48,443)
                                            ------------
        Net expenses.....................        164,046
                                            ------------
Net investment income....................        326,748
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain from:
  Security transactions..................         75,340
  Foreign currency transactions..........         19,602
                                            ------------
Net realized gain on investments and
  foreign currency transactions..........         94,942
                                            ------------
Net change in unrealized appreciation on
  investments:
  Security transactions..................      5,286,975
  Translation of other assets and
    liabilities in foreign currencies and
    forward foreign currency contracts...        (58,956)
                                            ------------
Net unrealized gain on investments and
  foreign currency transactions..........      5,228,019
                                            ------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................      5,322,961
                                            ------------
Net increase in net assets resulting from
  operations.............................   $  5,649,709
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $53,596.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   326,748    $    399,616
  Net realized gain (loss) on investments...................       75,340        (849,274)
  Net realized gain on foreign currency transactions........       19,602       2,485,547
  Net change in unrealized appreciation on investments......    5,286,975         370,622
  Net change in unrealized appreciation on translation of
    other assets and liabilities in foreign currencies and
    forward foreign currency contracts......................      (58,956)     (1,103,190)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    5,649,709       1,303,321
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................     (299,328)     (2,375,801)
                                                              ------------   ------------
    Total dividends to shareholders.........................     (299,328)     (2,375,801)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   11,082,568      10,523,926
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................      299,328       2,375,801
                                                              ------------   ------------
                                                               11,381,896      12,899,727
  Cost of shares redeemed...................................  (10,095,798)    (16,064,303)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................    1,286,098      (3,164,576)
                                                              ------------   ------------
Net increase (decrease) in net assets.......................    6,636,479      (4,237,056)
NET ASSETS:
Beginning of period.........................................   30,272,164      34,509,220
                                                              ------------   ------------
End of period...............................................  $36,908,643    $ 30,272,164
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $    42,136    $     14,716
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                           MAY 1,
                                                            SIX MONTHS                                    1995 (a)
                                                              ENDED                                       THROUGH
                                                             JUNE 30,       YEAR ENDED DECEMBER 31      DECEMBER 31,
                                                              1998*           1997           1996           1995
                                                           ------------------------------------------------------
Net asset value at beginning of period...................  $      10.31   $      10.65   $      10.20   $      10.00
                                                           ------------   ------------   ------------   ------------
Net investment income....................................          0.10           1.06           0.44           0.64
Net realized and unrealized gain on investments..........          1.83           0.27           0.06           0.01
Net realized and unrealized gain (loss) on foreign
  currency transactions..................................         (0.01)         (0.78)          0.56           0.05
                                                           ------------   ------------   ------------   ------------
Total from investment operations.........................          1.92           0.55           1.06           0.70
                                                           ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income.............................         (0.10)         (0.89)         (0.60)         (0.06)
  From net realized gain on investments and foreign
    currency transactions................................            --             --          (0.01)         (0.44)
                                                           ------------   ------------   ------------   ------------
Total dividends and distributions........................         (0.10)         (0.89)         (0.61)         (0.50)
                                                           ------------   ------------   ------------   ------------
Net asset value at end of period.........................  $      12.13   $      10.31   $      10.65   $      10.20
                                                           ============   ============   ============   ============
Total investment return (b)..............................         18.57%          5.17%         10.54%          6.96%
Ratios (to average net assets)/Supplemental Data:
  Net investment income..................................          1.93%+         1.25%          1.01%          1.07%+
  Net expenses...........................................          0.97%+         0.97%          0.97%          0.97%+
  Expenses (before reimbursement)........................          1.26%+         1.25%          1.51%          2.51%+
Portfolio turnover rate..................................            19%            61%            16%            14%
Net assets at end of period (in 000's)...................  $     36,909   $     30,272   $     34,509   $     14,631

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


LONG-TERM BONDS (32.4%)+
ASSET-BACKED SECURITIES (3.2%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AIRLINE LEASES (0.3%)
Continental Airlines Pass-Through
 Certificates Series 1998-1A
 6.648%, due 3/15/19.............  $ 1,585,000   $  1,592,418
                                                 ------------
AIRPLANE LEASES (1.0%)
AerCo Ltd. Series 1A Class A1
 5.8463%, due 7/15/23 (c)(f).....    1,245,000      1,245,000
Aircraft Lease Portfolio
 Securitization Ltd. Series
 1996-1 Class CX 7.0375%, due
 6/15/06 (e)(f)..................    1,077,556      1,077,556
Airplanes Pass-Through Trust
 Series 1 Class C 8.15%, due
 3/15/19 (e).....................    1,492,800      1,570,799
Morgan Stanley Aircraft Finance
 Series 1A Class A1 5.8663%, due
 3/15/23 (c)(e)(f)...............    1,770,000      1,769,381
                                                 ------------
                                                    5,662,736
                                                 ------------
CONSUMER LOANS (1.3%)
Chase Manhattan Recreational
 Vehicle Owner Trust Series
 1997-A Class A5 6.05%, due
 11/15/04 (e)....................    1,665,000      1,666,815
CIT Recreational Vehicle Trust
 Series 1998-A Class A2 5.92%,
 due 3/15/07 (e).................      865,000        866,116
Green Tree Recreational Equipment
 & Consumer Trust Series 1997-C
 Class A1 6.49%, due 2/15/18
 (e).............................    3,725,649      3,745,693
NationsCredit Grantor Trust
 Series 1997-2 Class A2 6.25%,
 due 11/15/13 (e)................      836,742        839,118
                                                 ------------
                                                    7,117,742
                                                 ------------
CREDIT CARD RECEIVABLES (0.3%)
Chase Credit Card Master Trust
 Series 1997-2 Class A 6.30%, due
 4/15/03 (e).....................    1,635,000      1,648,407
                                                 ------------
EQUIPMENT FINANCING (0.0%)(b)
Atlas Air Inc. Series 1998-1C
 8.01%, due 1/2/10 (c)...........      270,000        271,064
                                                 ------------
UTILITY LOANS (0.3%)
California Infrastructure &
 Economic Development Bank
 Special Purpose Trust PG&E-1
 Rate Reduction Certificates
 Series 1997-1 Class A3 6.15%,
 due 6/25/02 (e).................    1,400,000      1,406,510
                                                 ------------
Total Asset-Backed Securities
 (Cost $17,689,206)..............                  17,698,877
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
CERTIFICATE OF DEPOSIT (0.2%)
BANKS (0.2%)
Mercantile Safe Deposit & Trust
 Co. Baltimore, MD 6.30%, due
 8/16/99.........................  $ 1,000,000   $  1,004,700
                                                 ------------
Total Certificate of Deposit
 (Cost $1,000,000)...............                   1,004,700
                                                 ------------
CORPORATE BONDS (7.4%)
AEROSPACE (0.1%)
Newport News Shipbuilding Inc.
 8.625%, due 12/1/06.............      350,000        368,375
                                                 ------------
BANKS (0.6%)
Bank One Corp. 7.60%, due
 5/1/07..........................      610,000        664,674
Capital One Bank Series BKNT
 6.375%, due 2/15/03.............    1,440,000      1,437,898
First Nationwide Holdings Inc.
 12.25%, due 5/15/01.............      560,000        611,800
SB Treasury Company L.L.C. Series
 A 9.40%, due 12/29/49 (c)(f)....      250,000        248,125
Tokai Preferred Capital Co.
 L.L.C. Series A 9.98%, due
 12/29/49 11.0914%, beginning
 6/30/08 (c)(i)..................      200,000        186,250
                                                 ------------
                                                    3,148,747
                                                 ------------
BROKERAGE (0.5%)
Bear Stearns Companies Inc. (The)
 6.20%, due 3/30/03..............      620,000        620,930
Lehman Brothers Holdings, Inc.
 6.25%, due 4/1/03...............      620,000        620,428
Lehman Brothers, Inc. 6.50%, due
 4/15/08.........................      825,000        826,072
Merrill Lynch & Co., Inc. 6.00%,
 due 2/12/03.....................      970,000        969,350
                                                 ------------
                                                    3,036,780
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
BUILDING MATERIALS (0.1%)
Triangle Pacific Corp. 10.50%,
 due 8/1/03......................  $   500,000   $    520,000
                                                 ------------
CASINOS (0.0%)(b)
Grand Casinos Inc. 10.125%, due
 12/1/03.........................      150,000        164,250
                                                 ------------
CHEMICALS (0.1%)
ISP Holdings Inc. Series B 9.00%,
 due 10/15/03....................      160,000        166,000
Terra Industries Inc. Series B
 10.50%, due 6/15/05.............      150,000        161,625
                                                 ------------
                                                      327,625
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT (0.2%)
International Business Machines
 Corp. 6.50%, due 1/15/28........      840,000        842,176
                                                 ------------
ELECTRIC UTILITIES (0.8%)
CMS Energy Corp. 7.00%, due
 1/15/05.........................      325,000        315,264
ESI Tractebel Acquisition Corp.
 7.99%, due 12/30/11 (c).........      300,000        300,000
Niagara Mohawk Power Corp. Series
 H (zero coupon), due 7/1/10
 8.50%, beginning 7/1/03 (f).....      300,000        205,500
 Series B 7.00%, due 10/1/00.....    2,340,000      2,341,568
Public Service Electric & Gas Co.
 Series UU 6.75%, due 3/1/06.....      955,000        983,593
                                                 ------------
                                                    4,145,925
                                                 ------------
ENERGY (0.0%)(b)
Conproca, S.A. 12.00%, due
 6/16/10 (c)(j)..................      200,000        203,000
                                                 ------------
FINANCE (0.6%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06..............      350,000        347,375
EOP Operating LP 6.50%, due
 6/15/04 (c).....................    2,230,000      2,225,005
Forest City Enterprises, Inc.
 8.50%, due 3/15/08..............      500,000        498,750
                                                 ------------
                                                    3,071,130
                                                 ------------
FINANCIAL SERVICES (0.7%)
Conseco, Inc. 6.40%, due 6/15/11
 (f).............................    1,750,000      1,747,130
Equitable Companies, Inc. (The)
 7.00%, due 4/1/28...............      835,000        864,801
Travelers Group Inc. 6.625%, due
 1/15/28.........................    1,130,000      1,138,023
                                                 ------------
                                                    3,749,954
                                                 ------------
FOOD, BEVERAGE & TOBACCO (0.6%)
Coca-Cola Enterprises, Inc.
 6.95%, due 11/15/26.............      680,000        711,164
Philip Morris Cos. Inc. 6.15%,
 due 3/15/10 (f).................    2,435,000      2,432,809
Standard Commercial Corp.
 8.875%, due 8/1/05..............      365,000        357,700
                                                 ------------
                                                    3,501,673
                                                 ------------
HOUSING (0.1%)
Greystone Homes, Inc. 10.75%, due
 3/1/04..........................      310,000        334,800
                                                 ------------
INDUSTRIAL (0.0%)(b)
Price Communications Wire, Inc.
 9.125%, due 12/15/06 (c)........      180,000        179,775
                                                 ------------
MEDIA (0.3%)
Time Warner Inc. 8.375%, due
 7/1/13..........................    1,370,000      1,576,418
Viacom Inc. 8.00%, due 7/7/06....      250,000        257,500
                                                 ------------
                                                    1,833,918
                                                 ------------
MINING (0.1%)
Great Central Mines, Ltd. 8.875%,
 due 4/1/08 (c)(j)...............      310,000        304,575
                                                 ------------
OTHER
 TRANSPORTATION (0.1%)
Ultrapetrol (Bahamas) Ltd.
 10.50%, due 4/1/08 (c)..........      290,000        283,475
                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp. 7.25%, due
 6/1/28..........................    1,505,000      1,532,707
Pope & Talbot, Inc. 8.375%, due
 6/1/13..........................      475,000        474,335
                                                 ------------
                                                    2,007,042
                                                 ------------
RETAIL (1.1%)
Albertson's, Inc. Medium-Term
 Note Series C 6.625%, due
 6/1/28..........................    1,445,000      1,443,945

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
RETAIL (Continued)
Federated Department Stores, Inc.
 7.00%, due 2/15/28..............  $ 1,705,000   $  1,743,653
K Mart Corp. 8.25%, due 1/1/22...      200,000        187,200
 8.375%, due 7/1/22..............      180,000        204,500
Sears Roebuck Acceptance Corp.
 Medium-Term Note Series IV
 6.36%, due 12/4/01..............    1,165,000      1,175,194
Wal-Mart Stores, Inc. 5.65%, due
 2/1/10 (f)......................    1,310,000      1,305,873
                                                 ------------
                                                    6,060,365
                                                 ------------
SOFTWARE (0.3%)
Computer Associates
 International, Inc. 6.375%, due
 4/15/05 (c).....................    1,905,000      1,888,807
                                                 ------------
STEEL, ALUMINUM & OTHER METALS (0.1%)
Carpenter Technology Corp.
 Medium-Term Note Series B
 6.275%, due 4/7/03..............      635,000        636,340
                                                 ------------
TELECOMMUNICATION SERVICES (0.6%)
BellSouth Telecommunications,
 Inc. 6.375%, due 6/1/28.........    1,680,000      1,674,305
GTE Corp. 6.94%, due 4/15/28.....    1,700,000      1,721,250
                                                 ------------
                                                    3,395,555
                                                 ------------
TRANSPORTATION (0.0%)(b)
Cenargo International PLC 9.75%,
 due 6/15/08 (c)(j)..............      200,000        195,750
                                                 ------------
Total Corporate Bonds (Cost
 $40,064,836)....................                  40,200,037
                                                 ------------
MORTGAGE-BACKED SECURITIES (3.1%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (2.0%)
First Union-Lehman Brothers Bank
 of America Commercial Mortgage
 Trust Series 1998-C2 Class A-1
 6.28%, due 6/18/07 (e)..........    1,309,952      1,318,715
FMAC Loan Receivables Trust
 Series 1998-BA Class A2 6.74%,
 due 11/15/20 (c)(e).............    1,290,000      1,308,563
General Motors Acceptance Corp.
 Commercial Mortgage Securities,
 Inc. Series 1998-C1 Class A1
 6.411%, due 11/15/07 (e)........    1,410,000      1,427,977
GS Mortgage Securities Corp. II
 Series 1998-GL II Class A1
 6.312%, due 4/13/31 (e).........    1,648,808      1,661,471
Merrill Lynch Mortgage Investors,
 Inc. Series 1998-C2 Class A2
 6.39%, due 2/15/30 (e)..........      895,000        903,780
 Series 1998-C1 Class A2 6.48%,
 due 11/15/26 (e)................    1,120,000      1,131,570
 Series 1995-C2 Class A1 7.0875%,
 due 6/15/21 (e)(f)..............    1,578,516      1,605,920
Morgan Stanley Capital I Series
 1998-WF1 Class A1 6.25%, due
 7/15/07 (e).....................    1,182,182      1,188,353
Mortgage Capital Funding, Inc.
 Series 1998-MC1 Class A1 6.417%,
 due 6/18/07 (e).................      603,979        611,492
                                                 ------------
                                                   11,157,841
                                                 ------------
RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (1.1%)
Bear Stearns Mortgage Securities
 Inc. Series 1996-4 Class AI2
 10.50%, due 9/25/27 (e).........      219,041        222,121
Financial Asset Securitization,
 Inc. Series 1997-NAMC 2 Class
 FXA8 10.00%, due 7/25/27 (e)....    1,210,200      1,258,983
Norwest Asset Securities Corp.
 Series 1997-10 Class A2 6.50%,
 due 8/25/27 (e).................    1,390,000      1,392,572
Residential Asset Securitization
 Trust Series 1997-A3 Class A7
 10.00%, due 5/25/27 (e).........      646,669        665,261
 Series 1997-A5 Class A4 10.00%,
 due 7/25/27 (e).................      493,075        504,169
 Series 1997-A8 Class A2 10.00%,
 due 10/25/27 (e)................      504,898        547,815
 Series 1997-A9 Class A8 10.00%,
 due 11/26/27 (e)................      506,741        526,534
Structured Asset Securities Corp.
 Series 1996-2 Class A1 7.00%,
 due 8/25/26 (e).................      603,433        605,961
                                                 ------------
                                                    5,723,416
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $16,893,379)..............                  16,881,257
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (16.7%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
FEDERAL AGENCY (COLLATERALIZED
MORTGAGE OBLIGATION) (0.2%)
Fannie Mae Series 1998-M1 Class
 A1 5.96%, due 5/25/07 (e).......   $  964,962   $    960,870
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.2%)
 6.00%, due 7/20/13 TBA (d)......    4,010,000      3,968,657
 6.50%, due 12/1/27 (e)..........    2,675,355      2,665,751
 6.50%, due 8/13/28 TBA (d)......    5,465,000      5,439,369
 7.00%, due 7/20/13 TBA (d)......    5,485,000      5,588,721
                                                 ------------
                                                   17,662,498
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (4.5%)
 7.00%, due 8/19/28 TBA (d)......    9,635,000      9,779,525
 7.50%, due 12/15/23 (e).........    1,709,043      1,758,178
 8.00%, due 7/21/28 - 8/19/28 TBA
 (d).............................   10,835,000     11,225,951
 9.50%, due 12/15/17 - 5/15/22
   (e)...........................    1,507,486      1,650,697
                                                 ------------
                                                   24,414,351
                                                 ------------
UNITED STATES TREASURY BONDS (2.5%)
 6.125%, due 11/15/27............    1,300,000      1,393,028
 7.625%, due 2/15/25 (g).........    5,265,000      6,628,951
 8.875%, due 8/15/17 (g).........    4,275,000      5,828,022
                                                 ------------
                                                   13,850,001
                                                 ------------
UNITED STATES TREASURY NOTES (6.3%)
 5.50%, due 11/15/98 (g).........    3,670,000      3,671,138
 5.625%, due 11/30/00 (g)........    6,560,000      6,574,366
 5.75%, due 4/30/03 (g)..........   10,170,000     10,270,073
 6.25%, due 2/15/03 (g)..........    2,685,000      2,763,026
 6.625%, due 5/15/07.............    5,425,000      5,826,775
 7.875%, due 11/15/99-11/15/04...    4,961,000      5,376,536
                                                 ------------
                                                   34,481,914
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $90,862,547).....                  91,369,634
                                                 ------------

YANKEE BONDS (1.8%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
CABLE (0.0%)(b)
Rogers Cablesystem Ltd. 10.125%,
 due 9/1/12......................  $    90,000   $     98,100
                                                 ------------
CONSUMER FINANCIAL
 SERVICES (0.3%)
Ford Capital Co. B.V. 9.50%, due
 6/1/10..........................    1,735,000      2,173,157
                                                 ------------
ELECTRIC UTILITIES (0.3%)
Empresa Electrica del Norte
 Grande S.A. 10.50%, due 6/15/05
 (c).............................      375,000        382,500
United Utilities, PLC 6.45%, due
 4/1/08..........................    1,475,000      1,477,979
                                                 ------------
                                                    1,860,479
                                                 ------------
FINANCE (0.2%)
Fairfax Financial Holdings Ltd.
 6.875%, due 4/15/08.............    1,250,000      1,247,188
                                                 ------------
GAS UTILITIES (0.1%)
Camuzzi Gas Pampeana S.A. 9.25%,
 due 12/15/01 (c)................      695,000        706,148
                                                 ------------
INDUSTRIAL (0.1%)
Stena Line AB 10.50%, due
 12/15/05........................      280,000        304,500
                                                 ------------
MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.............      360,000        362,700
                                                 ------------
MULTI--INDUSTRIAL (0.3%)
Tyco International Group S.A.
 6.125%, due 6/15/01.............    1,455,000      1,455,902
                                                 ------------
OIL SERVICES (0.4%)
Petroleum-Geo Services ASA
 7.125%, due 3/30/28.............    1,920,000      1,945,939
                                                 ------------
Total Yankee Bonds (Cost
 $10,105,429)....................                  10,154,113
                                                 ------------
Total Long-Term Bonds (Cost
 $176,615,397)...................                 177,308,618
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (61.4%)
                                     SHARES         VALUE
                                   -----------------------
BANKS (3.4%)
NationsBank Corp.................       68,200   $  5,217,300
Norwest Corp.....................      123,000      4,597,125
SouthTrust Corp..................       58,200      2,531,700
Summit Bancorp...................       69,000      3,277,500
Washington Mutual, Inc...........       64,050      2,782,172
                                                 ------------
                                                   18,405,797
                                                 ------------
BUILDINGS (0.4%)
Oakwood Homes Corp...............       68,400      2,052,000
                                                 ------------
CHEMICALS (0.7%)
Monsanto Co. ....................       70,200      3,922,425
                                                 ------------
COMMERCIAL SERVICES (0.7%)
Young & Rubicam, Inc. (a)........      125,500      4,016,000
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT (2.7%)
EMC Corp. (a)....................      129,500      5,803,219
Hewlett-Packard Co. .............       46,600      2,790,175
Sun Microsystems, Inc. (a).......      145,000      6,298,437
                                                 ------------
                                                   14,891,831
                                                 ------------
CONSUMER DURABLES (1.1%)
Harley-Davidson, Inc. ...........      159,400      6,176,750
                                                 ------------
CONSUMER SERVICES (1.9%)
Cendant Corp. (a)................      283,203      5,911,863
Service Corp. International......      101,000      4,330,375
                                                 ------------
                                                   10,242,238
                                                 ------------
COSMETICS (1.9%)
Colgate-Palmolive Co. ...........       55,700      4,901,600
Gillette Co. (The)...............       97,000      5,498,687
                                                 ------------
                                                   10,400,287
                                                 ------------
DRUGS (6.2%)
Elan Corp. PLC ADR (a)(g)(h).....       79,800      5,132,138
Lilly (Eli) & Co. ...............      132,000      8,720,250
Merck & Co., Inc. ...............       48,000      6,420,000
Pfizer, Inc. ....................       35,000      3,804,062
Schering-Plough Corp. ...........      108,600      9,950,475
                                                 ------------
                                                   34,026,925
                                                 ------------
ENERGY (0.2%)
Halliburton Co. .................       26,500      1,180,906
                                                 ------------
FINANCIAL SERVICES (7.5%)
Associates First Capital Corp.
 Class A.........................       68,100      5,235,187
CIT Group, Inc. (The) Class A....       61,000      2,287,500
Equifax Inc. ....................       94,900      3,446,056
Fannie Mae.......................       69,800      4,240,350
Heller Financial, Inc. (a).......       15,000        450,000
Household International, Inc. ...      123,000      6,119,250
MGIC Investment Corp. ...........        4,800        273,900
SunAmerica Inc. (g)..............      162,750      9,347,953
Travelers Group Inc. (g).........      161,600      9,797,000
                                                 ------------
                                                   41,197,196
                                                 ------------
HEALTH CARE (3.2%)
Cardinal Health, Inc. ...........       43,500      4,078,125
HEALTHSOUTH Corp. (a)............      185,000      4,937,187
Tenet Healthcare Corp. (a).......      136,475      4,264,844
United Healthcare Corp. .........       62,800      3,987,800
                                                 ------------
                                                   17,267,956
                                                 ------------
INDUSTRIAL (1.0%)
Illinois Tool Works Inc. ........       77,900      5,194,956
                                                 ------------
INSURANCE (2.4%)
American International Group,
 Inc. ...........................       50,625      7,391,250
Conseco, Inc. ...................      119,800      5,600,650
                                                 ------------
                                                   12,991,900
                                                 ------------
LEISURE (0.4%)
Mirage Resorts, Inc. (a).........       92,400      1,969,275
                                                 ------------
MEDIA (1.0%)
Chancellor Media Corp. (a).......       53,000      2,631,784
Clear Channel Communications,
 Inc. (a)........................       25,500      2,782,688
                                                 ------------
                                                    5,414,472
                                                 ------------
MEDICAL EQUIPMENT (4.1%)
Guidant Corp. ...................       83,000      5,918,938
Johnson & Johnson................       92,552      6,825,710
Medtronic, Inc. .................      150,200      9,575,250
                                                 ------------
                                                   22,319,898
                                                 ------------
MULTI-INDUSTRIAL (2.3%)
Tyco International Ltd. .........      199,200     12,549,600
                                                 ------------
POLLUTION & RELATED (1.0%)
USA Waste Services, Inc. (a).....      111,500      5,505,313
                                                 ------------
RETAIL (8.4%)
Bed Bath & Beyond, Inc. (a)......       77,900      4,036,194
CVS Corp. .......................      132,600      5,163,113
Dollar General Corp. ............      102,187      4,042,773
Home Depot, Inc. (The)...........       88,900      7,384,256
Kohl's Corp. (a).................      142,800      7,407,750
Kroger Co. (The) (a).............      108,600      4,656,225
Safeway Inc. (a).................      170,000      6,916,875
Staples, Inc. (a)................      219,000      6,337,312
                                                 ------------
                                                   45,944,498
                                                 ------------
SOFTWARE (4.8%)
Computer Associates
 International, Inc. ............      113,325      6,296,620

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
SOFTWARE (Continued)
Compuware Corp. (a)..............      156,200   $  7,985,725
Microsoft Corp. (a)..............       78,200      8,474,925
Oracle Corp. (a).................      153,037      3,758,972
                                                 ------------
                                                   26,516,242
                                                 ------------
TECHNOLOGY (2.4%)
Cisco Systems, Inc. (a)..........      101,950      9,385,772
Intel Corp.......................       52,500      3,891,562
                                                 ------------
                                                   13,277,334
                                                 ------------
TELECOMMUNICATION EQUIPMENT (2.3%)
Lucent Technologies Inc..........      150,200     12,494,763
                                                 ------------
TELECOMMUNICATION SERVICES (1.4%)
WorldCom, Inc. (a)(g)............      160,432      7,770,925
                                                 ------------
Total Common Stocks (Cost
 $191,825,214)...................                 335,729,487
                                                 ------------
PREFERRED STOCKS (0.1%)
MEDIA & ENTERTAINMENT (0.0%)(b)
Time Warner Capital I 8.875%,
 12/31/25........................        7,700        197,313
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc. 5.00%, Class
 A (c)(i)(k).....................       15,000        245,435
                                                 ------------
Total Preferred Stocks (Cost
 $448,227).......................                     442,748
                                                 ------------

SHORT-TERM
INVESTMENTS (12.9%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (11.6%)
Deutsche Bank Financial Inc.
 5.57%, due 7/10/98 (e)..........  $11,570,000     11,553,889
Ford Motor Credit Co. 5.63%, due
 7/2/98..........................    8,805,000      8,803,623
General Electric Capital Corp.
 5.62%, due 7/6/98...............    9,250,000      9,242,780
Goldman Sachs Group L.P. (The)
 5.52%, due 7/6/98...............    4,695,000      4,691,400
Merrill Lynch & Co. Inc. 5.63%,
 due 7/6/98......................    9,100,000      9,092,884

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------

COMMERCIAL PAPER (Continued)
Morgan Stanley, Dean Witter,
 Discover & Co. 6.25%, due
 7/1/98..........................  $ 6,050,000   $  6,050,000
Prudential Funding Corp. 6.30%,
 due 7/1/98......................   14,185,000     14,185,000
                                                 ------------
Total Commercial Paper (Cost
 $63,619,576)....................                  63,619,576
                                                 ------------
U.S. GOVERNMENT (1.3%)
United States Treasury Note
 5.50%, due 11/15/98 (g).........    7,245,000      7,247,246
                                                 ------------
Total U. S. Government (Cost
 $7,242,736).....................                   7,247,246
                                                 ------------
Total Short-Term Investments
 (Cost $70,862,312)..............                  70,866,822
                                                 ------------
Total Investments (Cost
 $439,751,150) (l)...............        106.8%   584,347,675(m)
Liabilities in Excess of Cash and
 Other Assets....................         (6.8)   (37,006,732)
                                    ----------     ----------
Net Assets.......................        100.0%  $547,340,943
                                    ==========    ===========


------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e)  Segregated or partially segregated as collateral for TBA.
(f)  Floating rate. Rate shown is the rate in effect at June 30, 1998.
(g)  Represents securities out on loan or a portion which is out on loan.
(h)  ADR--American Depository Receipt.
(i)  Restricted security.
(j)  Euro-Dollar bond.
(k)  Canadian security.
(l)  The cost for Federal income tax purposes is $439,791,649.
(m) At June 30, 1998 net unrealized appreciation was $144,556,026, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $145,861,041 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,305,015.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $439,751,150).........   $584,347,675
Collateral held for securities loaned, at
  value..................................     63,082,600
Receivables:
  Investment securities sold.............     37,890,215
  Dividends and interest.................      1,825,212
  Fund shares sold.......................        312,971
                                            ------------
        Total assets.....................    687,458,673
                                            ------------
LIABILITIES:
Securities lending collateral, at
  value..................................     63,082,600
Payables:
  Investment securities purchased........     76,530,049
  Adviser................................        139,450
  Administrator..........................         87,157
  Custodian..............................         60,831
  Fund shares redeemed...................         48,004
  Directors..............................            114
Accrued expenses.........................        169,525
                                            ------------
        Total liabilities................    140,117,730
                                            ------------
Net assets applicable to outstanding
  shares.................................   $547,340,943
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    294,125
Additional paid-in capital...............    388,565,924
Accumulated undistributed net investment
  income.................................      5,521,666
Accumulated undistributed net realized
  gain on investments....................      8,362,703
Net unrealized appreciation on
  investments............................    144,596,525
                                            ------------
Net assets applicable to outstanding
  shares.................................   $547,340,943
                                            ============
Shares of capital stock outstanding......     29,412,528
                                            ============
Net asset value per share outstanding....   $      18.61
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  6,198,587
  Dividends (a)..........................        765,414
                                            ------------
        Total income.....................      6,964,001
                                            ------------
Expenses:
  Administration.........................        785,905
  Advisory...............................        491,190
  Shareholder communication..............         82,031
  Professional...........................         30,252
  Custodian..............................         26,244
  Directors..............................         14,812
  Miscellaneous..........................         11,901
                                            ------------
        Total expenses...................      1,442,335
                                            ------------
Net investment income....................      5,521,666
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      8,414,045
Net change in unrealized appreciation on
  investments............................     48,203,006
                                            ------------
Net realized and unrealized gain on
  investments............................     56,617,051
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 62,138,717
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $1,138.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              -------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  5,521,666   $  9,613,404
  Net realized gain on investments..........................     8,414,045     13,159,109
  Net change in unrealized appreciation on investments......    48,203,006     40,611,907
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    62,138,717     63,384,420
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................      (115,108)    (9,410,905)
  From net realized gain on investments.....................    (1,983,937)    (8,039,987)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......    (2,099,045)   (17,450,892)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    46,915,762     67,934,966
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     2,099,045     17,450,892
                                                              ------------   ------------
                                                                49,014,807     85,385,858
  Cost of shares redeemed...................................    (8,337,121)   (17,593,189)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    40,677,686     67,792,669
                                                              ------------   ------------
Net increase in net assets..................................   100,717,358    113,726,197
NET ASSETS:
Beginning of period.........................................   446,623,585    332,897,388
                                                              ------------   ------------
End of period...............................................  $547,340,943   $446,623,585
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  5,521,666   $    115,108
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          JANUARY 29,
                                     SIX MONTHS                                                            1993 (a)
                                       ENDED                                                                THROUGH
                                      JUNE 30,                    YEAR ENDED DECEMBER 31                 DECEMBER 31,
                                       1998*            1997         1996         1995         1994          1993
                                     ---------------------------------------------------------------------------------
Net asset value at beginning of
  period...........................  $   16.47       $    14.56   $    13.26   $    10.58   $    11.32    $     10.00
                                     ----------      ----------   ----------   ----------   ----------    -----------
Net investment income..............       0.19             0.37         0.30         0.31         0.27           0.16
Net realized and unrealized gain
  (loss) on investments............       2.02             2.21         1.30         2.69        (0.72)          1.34
                                     ----------      ----------   ----------   ----------   ----------    -----------
Total from investment operations...       2.21             2.58         1.60         3.00        (0.45)          1.50
                                     ----------      ----------   ----------   ----------   ----------    -----------
Less dividends and distributions:
  From net investment income.......      (0.00)(b)        (0.36)       (0.30)       (0.32)       (0.29)         (0.16)
  From net realized gain
    on investments.................      (0.07)           (0.31)          --           --           --             --
  In excess of net realized gain on
    investments....................         --               --           --           --           --          (0.02)
                                     ----------      ----------   ----------   ----------   ----------    -----------
Total dividends and
  distributions....................      (0.07)           (0.67)       (0.30)       (0.32)       (0.29)         (0.18)
                                     ----------      ----------   ----------   ----------   ----------    -----------
Net asset value at end of period...  $   18.61       $    16.47   $    14.56   $    13.26   $    10.58    $     11.32
                                     ==========      ==========   ==========   ==========   ==========    ===========
Total investment return (c)........      13.46%           17.79%       12.08%       28.33%       (3.99%)        15.04%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income............       2.25%+           2.46%        2.52%        3.06%        3.50%          3.48%+
  Net expenses.....................       0.59%+           0.60%        0.69%        0.69%        0.69%          0.69%+
  Expenses (before
    reimbursement).................       0.59%+           0.60%        0.71%        0.81%        0.88%          1.07%+
Portfolio turnover rate............         89%             125%         175%         253%         297%           197%
Net assets at end of period (in
  000's)...........................  $ 547,341       $  446,624   $  332,897   $  194,893   $  122,333    $    55,548

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


COMMON STOCKS (91.4%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE/DEFENSE ELECTRONICS
 (0.9%)
Coltec Industries, Inc. (a)......      151,600   $  3,013,050
                                                 ------------
AIRLINES (2.1%)
Continental Airlines, Inc. Class
 B (a)...........................       56,600      3,445,525
Northwest Airlines Corp. Class A
 (a).............................       91,100      3,513,044
                                                 ------------
                                                    6,958,569
                                                 ------------
AUTO MANUFACTURING (1.2%)
Ford Motor Co. ..................       69,100      4,076,900
                                                 ------------
AUTO PARTS (4.0%)
Echlin Inc. .....................       99,300      4,871,906
LucasVarity PLC ADR (b)..........      119,600      4,761,575
Mark IV Industries, Inc. ........      181,465      3,924,181
                                                 ------------
                                                   13,557,662
                                                 ------------
BANKS (5.8%)
Banc One Corp. ..................       71,830      4,009,012
KeyCorp..........................       95,000      3,384,375
NationsBank Corp. ...............       87,734      6,711,651
PNC Bank Corp. ..................       38,000      2,044,875
Wells Fargo & Co. ...............        9,300      3,431,700
                                                 ------------
                                                   19,581,613
                                                 ------------
CHEMICALS (2.2%)
Agrium Inc. .....................      168,100      2,122,263
Geon Co. (The)...................       49,600      1,137,700
Georgia Gulf Corp. ..............       66,800      1,523,875
IMC Global Inc. .................       89,000      2,681,125
                                                 ------------
                                                    7,464,963
                                                 ------------
COMPUTER PERIPHERALS (0.9%)
Adaptec Inc. (a).................      211,700      3,029,956
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT
 (3.7%)
International Business Machines
 Corp. ..........................       27,200      3,122,900
Lexmark International Group, Inc.
 Class A (a).....................       90,200      5,502,200
Xerox Corp. .....................       36,700      3,729,638
                                                 ------------
                                                   12,354,738
                                                 ------------
CONGLOMERATES (1.8%)
American Standard Cos. Inc.
 (a).............................      135,800      6,068,563
                                                 ------------
CONTAINERS (2.3%)
Crown Cork & Seal Co., Inc. .....       49,200      2,337,000
Owens-Illinois Inc. (a)..........      118,400      5,298,400
                                                 ------------
                                                    7,635,400
                                                 ------------
ELECTRIC UTILITIES (13.7%)
BEC Energy.......................      138,000      5,727,000
Central & South West Corp. ......      177,000      4,756,875
Energy East Corp. ...............       80,600      3,354,975
FPL Group, Inc. .................       78,800      4,964,400
Illinova Corp. ..................      147,300      4,419,000
MarketSpan Corp. ................       81,312      2,434,278
Niagara Mohawk Power Corp. (a)...       82,700      1,235,331
Northeast Utilities (a)..........      104,700      1,773,356
OGE Energy Corp. ................      145,000      3,915,000
Pinnacle West Capital Corp. .....       42,700      1,921,500
Public Service Enterprise Group
 Inc. ...........................       87,200      3,002,950
Texas Utilities Co. .............      206,600      8,599,725
                                                 ------------
                                                   46,104,390
                                                 ------------
ELECTRONIC COMPONENTS (1.6%)
Raychem Corp. ...................       84,000      2,483,250
UCAR International Inc. (a)......       97,100      2,834,106
                                                 ------------
                                                    5,317,356
                                                 ------------
ENERGY (3.6%)
Coastal Corp. (The)..............       39,400      2,750,613
Seagull Energy Corp. (a).........      214,400      3,551,000
Tosco Corp. .....................       70,800      2,079,750
Williams Cos. Inc. ..............      114,219      3,854,891
                                                 ------------
                                                   12,236,254
                                                 ------------
FOOD (0.5%)
IBP, Inc. .......................       94,900      1,720,062
                                                 ------------
HEALTH CARE (6.6%)
Aetna Inc. ......................       79,500      6,051,937
Allegiance Corp. ................       92,600      4,745,750
Columbia/HCA Healthcare Corp. ...      182,800      5,324,050
Foundation Health Systems, Inc.
 Class A (a).....................      232,000      6,119,000
                                                 ------------
                                                   22,240,737
                                                 ------------
HOSPITAL MANAGEMENT (0.8%)
Tenet Healthcare Corp. (a).......       90,000      2,812,500
                                                 ------------
INSURANCE (8.8%)
Allstate Corp. (The).............       34,000      3,113,125
Chubb Corp. (The) ...............       69,900      5,618,213
CIGNA Corp. .....................       97,800      6,748,200
Equitable Cos., Inc. (The).......       70,300      5,268,106
Transamerica Corp. ..............       26,300      3,027,788
Travelers Group Inc. ............       95,449      5,786,596
                                                 ------------
                                                   29,562,028
                                                 ------------
INTERNATIONAL OIL (0.8%)
British Petroleum Co., PLC ADR
 (b).............................       30,241      2,668,768
                                                 ------------
LEISURE (0.4%)
Callaway Golf Co. ...............       72,700      1,431,281
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
OIL SERVICES (1.9%)
Union Pacific Resources Group
 Inc. ...........................      369,400   $  6,487,588
                                                 ------------
OILS (6.3% )
Apache Corp. ....................      110,100      3,468,150
Noble Affiliates, Inc. ..........      118,100      4,487,800
Occidental Petroleum Corp. ......       84,400      2,278,800
Oryx Energy Co. (a)..............      211,200      4,672,800
Texaco Inc. .....................       25,500      1,522,031
Unocal Corp. ....................      133,100      4,758,325
                                                 ------------
                                                   21,187,906
                                                 ------------
PAPER & FOREST PRODUCTS (1.9%)
Bowater Inc. ....................       82,400      3,893,400
Georgia-Pacific (Timber Group)...      117,000      2,691,000
                                                 ------------
                                                    6,584,400
                                                 ------------
POLLUTION & RELATED (1.9%)
Browning-Ferris Industries,
 Inc. ...........................      188,100      6,536,475
                                                 ------------
RAILROADS (1.4%)
CSX Corp. .......................       68,000      3,094,000
Union Pacific Corp. .............       36,100      1,592,912
                                                 ------------
                                                    4,686,912
                                                 ------------
RECREATION & ENTERTAINMENT (1.2%)
Harrah's Entertainment, Inc.
 (a).............................      181,800      4,226,850
                                                 ------------
RETAIL (3.7%)
Federated Department Stores, Inc.
 (a).............................       90,200      4,853,887
Toys "R" Us, Inc. (a)............      190,200      4,481,587
Venator Group, Inc. (a)..........      163,400      3,125,025
                                                 ------------
                                                   12,460,499
                                                 ------------
STEEL, ALUMINUM & OTHER METALS
 (1.3%)
Reynolds Metals Co. .............       76,800      4,296,000
                                                 ------------
TELECOMMUNICATION (3.9%)
AT & T Corp. ....................      120,200      6,866,425
US West Inc. ....................      134,000      6,298,000
                                                 ------------
                                                   13,164,425
                                                 ------------
TELECOMMUNICATION SERVICES (1.0%)
GTE Corp. .......................       57,800      3,215,125
                                                 ------------
TEXTILE/HOME FURNISHING & APPAREL
 (0.7%)
Burlington Industries, Inc.
 (a).............................      151,000      2,123,438
Shaw Industries, Inc. ...........       19,300        340,162
                                                 ------------
                                                    2,463,600
                                                 ------------
TIRE & RUBBER (1.3%)
Goodyear Tire & Rubber Co.
 (The)...........................       69,900      4,504,181
                                                 ------------
TOBACCO (3.2%)
Philip Morris Cos. Inc. .........      188,800      7,434,000
RJR Nabisco Holdings Corp. ......      139,800      3,320,250
                                                 ------------
                                                   10,754,250
                                                 ------------
Total Common Stocks (Cost
 $279,100,456)...................                 308,403,001
                                                 ------------
SHORT-TERM
INVESTMENTS (9.9%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (9.9%)
General Electric Co. 5.62%, due
 7/6/98..........................  $14,215,000     14,203,905
Morgan Stanley, Dean Witter,
 Discover & Co. 6.25%, due
 7/1/98..........................    8,955,000      8,955,000
Prudential Funding Corp. 6.30%,
 due 7/1/98......................   10,140,000     10,140,000
                                                 ------------
Total Short-Term Investments
 (Cost $33,298,905)..............                  33,298,905
                                                 ------------
Total Investments (Cost
 $312,399,361) (c)...............        101.3%   341,701,906(d)
Liabilities in Excess of Cash and
 Other Assets....................         (1.3)    (4,255,197)
                                    ----------     ----------
Net Assets.......................        100.0%  $337,446,709
                                    ==========    ===========


------------
(a) Non-income producing security.
(b) ADR -- American Depository Receipt.
(c) The cost for Federal income tax purposes is $312,531,302.
(d) At June 30, 1998 net unrealized appreciation was $29,170,604, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $44,695,592 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $15,524,988.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $312,399,361).........   $341,701,906
Cash.....................................            690
Receivables:
  Investment securities sold.............     19,655,000
  Dividends..............................        722,262
  Fund shares sold.......................        521,219
                                            ------------
        Total assets.....................    362,601,077
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     24,894,516
  Adviser................................         98,844
  Administrator..........................         54,913
  Custodian..............................         12,725
  Directors..............................             66
Accrued expenses.........................         93,304
                                            ------------
        Total liabilities................     25,154,368
                                            ------------
Net assets applicable to outstanding
  shares.................................   $337,446,709
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    202,866
Additional paid-in capital...............    292,473,395
Accumulated undistributed net investment
  income.................................      2,452,746
Accumulated undistributed net realized
  gain on investments....................     13,015,157
Net unrealized appreciation on
  investments............................     29,302,545
                                            ------------
Net assets applicable to outstanding
  shares.................................   $337,446,709
                                            ============
Shares of capital stock outstanding......     20,286,581
                                            ============
Net asset value per share outstanding....   $      16.63
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  2,634,265
  Interest...............................        793,537
                                            ------------
        Total income.....................      3,427,802
                                            ------------
Expenses:
  Advisory...............................        550,035
  Administration.........................        305,575
  Shareholder communication..............         60,729
  Professional...........................         23,336
  Custodian..............................         16,121
  Directors..............................          9,085
  Miscellaneous..........................         10,175
                                            ------------
        Total expenses...................        975,056
                                            ------------
Net investment income....................      2,452,746
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........     13,147,099
Net change in unrealized appreciation on
  investments............................     (5,456,041)
                                            ------------
Net realized and unrealized gain on
  investments............................      7,691,058
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 10,143,804
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $9,323.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY VP SERIES FUND, INC.
VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  2,452,746   $  3,314,456
  Net realized gain on investments..........................    13,147,099     13,030,231
  Net change in unrealized appreciation on investments......    (5,456,041)    21,662,906
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    10,143,804     38,007,593
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................          (696)    (3,316,396)
  From net realized gain on investments.....................    (2,860,725)   (11,200,731)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......    (2,861,421)   (14,517,127)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    65,169,229    114,898,296
  Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions..............     2,861,421     14,517,127
                                                              ------------   ------------
                                                                68,030,650    129,415,423
  Cost of shares redeemed...................................    (2,045,756)    (9,141,345)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................    65,984,894    120,274,078
                                                              ------------   ------------
Net increase in net assets..................................    73,267,277    143,764,544
NET ASSETS:
Beginning of period.........................................   264,179,432    120,414,888
                                                              ------------   ------------
End of period...............................................  $337,446,709   $264,179,432
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  2,452,746   $        696
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          MAY 1,
                                                           SIX MONTHS                                    1995 (a)
                                                             ENDED                                       THROUGH
                                                            JUNE 30,       YEAR ENDED DECEMBER 31      DECEMBER 31,
                                                             1998*           1997           1996           1995
                                                          ---------------------------------------------------------
Net asset value at beginning of period..................  $      16.09   $      13.90   $      11.58   $      10.00
                                                          ------------   ------------   ------------   ------------
Net investment income...................................          0.12           0.21           0.17           0.10
Net realized and unrealized gain on investments.........          0.57           2.94           2.52           1.58
                                                          ------------   ------------   ------------   ------------
Total from investment operations........................          0.69           3.15           2.69           1.68
                                                          ------------   ------------   ------------   ------------
Less dividends and distributions:
  From net investment income............................         (0.00)(b)      (0.21)         (0.17)         (0.10)
  From net realized gain on investments.................         (0.15)         (0.75)         (0.20)            --
                                                          ------------   ------------   ------------   ------------
Total dividends and distributions.......................         (0.15)         (0.96)         (0.37)         (0.10)
                                                          ------------   ------------   ------------   ------------
Net asset value at end of period........................  $      16.63   $      16.09   $      13.90   $      11.58
                                                          ============   ============   ============   ============
Total investment return (c).............................          4.25%         22.89%         23.22%         16.76%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.................................          1.61%+         1.78%          2.10%          2.57%+
  Net expenses..........................................          0.64%+         0.65%          0.73%          0.73%+
  Expenses (before reimbursement).......................          0.64%+         0.65%          0.79%          1.45%+
Portfolio turnover rate.................................            25%            48%            41%            20%
Net assets at end of period (in 000's)..................  $    337,447   $    264,179   $    120,415   $     24,429

------------
(a)   Commencement of Operations.
(b)   Less than one cent per share.
(c)   Total return is not annualized.
 +    Annualized.
 *    Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


LONG-TERM BONDS (96.2%)+
CORPORATE BONDS (50.6%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTO PARTS/EQUIPMENT (2.1%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000   $  5,212,500
                                                 ------------
BANKS (6.7%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000      4,240,000
First Union Capital Corp.
 7.935%, due 1/15/27.............    5,000,000      5,400,000
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000      1,093,750
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000      5,568,750
                                                 ------------
                                                   16,302,500
                                                 ------------
CHEMICALS (1.2%)
Praxair, Inc.
 6.15%, due 4/15/03..............    3,000,000      2,992,500
                                                 ------------
CONGLOMERATES--DIVERSIFIED (0.8%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000      2,110,000
                                                 ------------
DIVERSIFIED UTILITIES (3.3%)
Niagara Mohawk Power Corp.
 7.125%, due 7/1/01..............    5,000,000      5,012,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000      3,011,250
                                                 ------------
                                                    8,023,750
                                                 ------------
ELECTRIC UTILITIES (2.2%)
Cleveland Electric Illuminating
 Co.
 7.88%, due 11/1/17..............    5,000,000      5,412,500
                                                 ------------
ELECTRONICS (3.7%)
Raytheon Co.
 5.95%, due 3/15/01..............    5,000,000      4,993,750
 6.75%, due 3/15/18..............    4,000,000      4,100,000
                                                 ------------
                                                    9,093,750
                                                 ------------
FINANCE (11.3%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000      4,993,750
Fleet Financial Group
 6.875%, due 1/15/28.............    6,000,000      6,187,500
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000      5,962,500
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000      3,068,610
Norwest Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,332,500
                                                 ------------
                                                   27,544,860
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
GAS UTILITIES (3.3%)
KN Energy, Inc.
 6.45%, due 3/1/03...............  $ 5,000,000   $  5,037,500
Williams Companies, Inc.
 6.125%, due 2/1/01..............    3,000,000      3,003,750
                                                 ------------
                                                    8,041,250
                                                 ------------
OIL & GAS (1.8%)
Oryx Energy Co.
 9.50%, due 11/1/99..............    4,235,000      4,388,519
                                                 ------------
PAPER PRODUCTS (3.0%)
Champion International Corp.
 7.15%, due 12/15/27.............    2,500,000      2,537,500
 9.875%, due 6/1/00..............    4,500,000      4,809,375
                                                 ------------
                                                    7,346,875
                                                 ------------
POLLUTION CONTROL (1.7%)
USA Waste Services, Inc.
 7.00%, due 10/1/04..............    4,000,000      4,155,000
                                                 ------------
RAILROADS (2.4%)
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    5,000,000      5,787,500
                                                 ------------
RETAIL STORES (7.1%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000      5,087,500
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000      5,300,000
Sears Roebuck & Co.
 8.45%, due 11/1/98 (a)..........    7,000,000      7,052,640
                                                 ------------
                                                   17,440,140
                                                 ------------
Total Corporate Bonds (Cost
 $119,462,209)...................                 123,851,644
                                                 ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (40.5%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.2%)
 6.00%, due 12/1/27..............    3,934,008      3,829,512
 6.50%, due 11/1/09..............    6,440,339      6,510,783
 7.00%, due 2/1/27...............    9,663,379      9,814,370
 8.00%, due 5/1/25...............    9,373,938      9,745,971
                                                 ------------
                                                   29,900,636
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (1.5%)
 9.00%, due 4/15/26..............  $ 3,342,590   $  3,590,153
                                                 ------------
UNITED STATES TREASURY BONDS
 (6.3%)
 6.125%, due 11/15/27............   10,000,000     10,715,100
 7.125%, due 2/15/23.............    4,000,000      4,728,640
                                                 ------------
                                                   15,443,740
                                                 ------------
UNITED STATES TREASURY NOTES
 (20.5%)
 5.375%, due 1/31/00.............    5,000,000      4,988,100
 5.50%, due 3/31 - 5/31/03.......   19,000,000     18,980,590
 5.625%, due 5/15/08.............    5,000,000      5,066,400
 6.125%, due 8/15/07.............    5,000,000      5,200,100
 6.50%, due 8/15/05..............   15,000,000     15,818,250
                                                 ------------
                                                   50,053,440
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $97,348,986).....                  98,987,969
                                                 ------------
YANKEE BONDS (5.1%)
BANKS (0.8%)
Banco Nacional de Comercio
 Exterior
 7.50%, due 7/1/00...............    2,000,000      1,995,000
                                                 ------------
COMMERCIAL PRINTING (2.2%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000      5,243,750
                                                 ------------
CRUDE PETROLEUM & NATURAL GAS
 (2.1%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99..............    5,000,000      5,137,500
                                                 ------------
Total Yankee Bonds (Cost
 $12,103,601)....................                  12,376,250
                                                 ------------
Total Long-Term Bonds (Cost
 $228,914,796)...................                 235,215,863
                                                 ------------

SHORT-TERM INVESTMENTS (2.6%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
COMMERCIAL PAPER (2.6%)
Associates Corp. of North America
 5.50%, due on demand (b)........  $ 5,565,000   $  5,565,000
Principal Mutual Life
 5.850%, due 7/7/98..............      765,000        764,254
                                                 ------------
Total Commercial Paper (Cost
 $6,329,254).....................                   6,329,254
                                                 ------------
FEDERAL AGENCY (0.0%) (c)
Federal National Mortgage
 Association Discount
 5.50%, due 7/20/98..............       52,000         51,849
                                                 ------------
Total Federal Agency (Cost
 $51,849)........................                      51,849
                                                 ------------
Total Short-Term Investments
 (Cost $6,381,103)...............                   6,381,103
                                                 ------------
Total Investments (Cost
 $235,295,899) (d)...............         98.8%   241,596,966(e)
Cash and Other Assets, Less
 Liabilities.....................          1.2      2,835,631
                                    ----------     ----------
Net Assets.......................        100.0%  $244,432,597
                                    ==========    ===========

------------
(a)  Long-term security maturing within the subsequent twelve month period.
(b)  Adjustable rate. Rate shown is the rate in effect at June 30, 1998.
(c)  Less than one tenth of a percent.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1998 net unrealized appreciation was $6,301,067, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,359,490 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $58,423.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $235,295,899).........   $241,596,966
Cash.....................................          2,788
Receivables:
  Investment securities sold.............     29,749,078
  Interest...............................      3,834,484
  Fund shares sold.......................        352,991
                                            ------------
        Total assets.....................    275,536,307
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     30,697,468
  Adviser................................        148,639
  Fund shares redeemed...................        124,526
  Administrator..........................         39,882
  Directors..............................             68
Accrued expenses.........................         93,127
                                            ------------
        Total liabilities................     31,103,710
                                            ------------
Net assets applicable to outstanding
  shares.................................   $244,432,597
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    178,218
Additional paid-in capital...............    226,843,558
Accumulated undistributed net investment
  income.................................      7,132,900
Accumulated undistributed net realized
  gain on investments....................      3,976,854
Net unrealized appreciation on
  investments............................      6,301,067
                                            ------------
Net assets applicable to outstanding
  shares.................................   $244,432,597
                                            ============
Shares of capital stock outstanding......     17,821,774
                                            ============
Net asset value per share outstanding....   $      13.72
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Interest...............................   $  7,742,148
                                            ------------
Expenses:
  Advisory...............................        292,210
  Administration.........................        233,768
  Shareholder communication..............         42,945
  Professional...........................         22,281
  Directors..............................          7,219
  Portfolio pricing......................          3,059
  Miscellaneous..........................          7,766
                                            ------------
        Total expenses...................        609,248
                                            ------------
Net investment income....................      7,132,900
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments.........      3,976,854
Net change in unrealized appreciation on
  investments............................     (1,071,759)
                                            ------------
Net realized and unrealized gain on
  investments............................      2,905,095
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 10,037,995
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,132,900   $ 14,358,879
  Net realized gain on investments..........................     3,976,854      2,351,172
  Net change in unrealized appreciation on investments......    (1,071,759)     3,848,534
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    10,037,995     20,558,585
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................            --    (14,330,709)
  From net realized gain on investments.....................            --       (640,312)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......            --    (14,971,021)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................    24,599,643     21,412,921
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............            --     14,971,021
                                                              ------------   ------------
                                                                24,599,643     36,383,942
  Cost of shares redeemed...................................   (19,154,078)   (39,397,355)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     5,445,565     (3,013,413)
                                                              ------------   ------------
Net increase in net assets..................................    15,483,560      2,574,151
NET ASSETS:
Beginning of period.........................................   228,949,037    226,374,886
                                                              ------------   ------------
End of period...............................................  $244,432,597   $228,949,037
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  7,132,900   $         --
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                              YEAR ENDED DECEMBER 31
                                   1998*           1997           1996           1995           1994           1993
                                ---------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................  $      13.14   $      12.83   $      13.42   $      12.09   $      13.43   $      12.91
                                ------------   ------------   ------------   ------------   ------------   ------------
Net investment income.........          0.40           0.88           0.87           0.88           0.88           0.95
Net realized and unrealized
  gain (loss) on
  investments.................          0.18           0.35          (0.59)          1.33          (1.34)          0.53
                                ------------   ------------   ------------   ------------   ------------   ------------
Total from investment
  operations..................          0.58           1.23           0.28           2.21          (0.46)          1.48
                                ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income....................            --          (0.88)         (0.87)         (0.88)         (0.88)         (0.96)
  From net realized gain
    on investments............            --          (0.04)            --             --             --             --
                                ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions...............            --          (0.92)         (0.87)         (0.88)         (0.88)         (0.96)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period......................  $      13.72   $      13.14   $      12.83   $      13.42   $      12.09   $      13.43
                                ============   ============   ============   ============   ============   ============
Total investment return (a)...          4.35%          9.65%          2.05%         18.31%         (3.39%)        11.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.......          6.10%+         6.42%          6.31%          6.55%          6.53%          6.79%
  Net expenses................          0.52%+         0.50%          0.58%          0.62%          0.62%#         0.27%#
  Expenses (before
    reimbursement)............          0.52%+         0.50%          0.58%          0.91%          0.67%#         0.27%#
Portfolio turnover rate.......           125%           187%           103%            81%            88%            41%
Net assets at end of period
  (in 000's)..................  $    244,433   $    228,949   $    226,375   $    235,030   $    206,686   $    228,683

------------
(a)  Total return is not annualized.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


COMMON STOCKS (95.4%)+
                                     SHARES         VALUE
                                   -----------------------
ADVERTISING (0.6%)
Young & Rubicam Inc. (a).........      175,000   $  5,600,000
                                                 ------------
AEROSPACE/DEFENSE (1.5%)
Coltec Industries Inc. (a).......      200,000      3,975,000
Raytheon Co. Class A.............      175,000     10,084,375
                                                 ------------
                                                   14,059,375
                                                 ------------
BANKS (8.6%)
Bank of New York Co., Inc.
 (The)...........................      150,000      9,103,125
BankBoston Corp. ................      200,000     11,125,000
Chase Manhattan Bank (The).......      140,000     10,570,000
First Union Corp. ...............      150,000      8,737,500
Fleet Financial Group, Inc. .....       96,300      8,041,050
NationsBank Corp. ...............      160,000     12,240,000
Norwest Corp. ...................      250,000      9,343,750
Republic New York Corp. .........      150,000      9,440,625
                                                 ------------
                                                   78,601,050
                                                 ------------
BUSINESS SERVICES (3.1%)
Ceridian Corp. (a)...............      140,000      8,225,000
Comdisco Inc. ...................      600,000     11,400,000
Keane, Inc. (a)..................      150,000      8,400,000
MicroStrategy Inc. (a)...........       10,000        282,500
                                                 ------------
                                                   28,307,500
                                                 ------------
CAPITAL GOODS (0.3%)
Checkpoint Systems, Inc. (a).....      214,400      3,028,400
                                                 ------------
CHEMICALS (1.1%)
Monsanto Co. ....................      175,000      9,778,125
                                                 ------------
COMMERCIAL SERVICES (3.7%)
Cendant Corp. (a)................      300,000      6,262,500
Equifax Inc. ....................      190,000      6,899,375
Service Corp. International......      250,000     10,718,750
ServiceMaster Co. (The)..........      250,000      9,515,625
                                                 ------------
                                                   33,396,250
                                                 ------------
COMMUNICATIONS (2.3%)
Lucent Technologies Inc. ........      140,000     11,646,250
Tellabs Inc. (a).................      125,000      8,953,125
                                                 ------------
                                                   20,599,375
                                                 ------------
COMPUTERS & BUSINESS EQUIPMENT
 (8.4%)
Ascend Communications, Inc.
 (a).............................      150,000      7,434,375
Cisco Systems, Inc. (a)..........      150,000     13,809,375
Compuware Corp. (a)..............      200,000     10,225,000
Dell Computer Corp. (a)..........      100,000      9,281,250
EMC Corp. (a)....................      200,000      8,962,500
Fiserv, Inc. (a).................      232,500      9,873,996

                                     SHARES         VALUE
                                   -----------------------

COMPUTERS & BUSINESS EQUIPMENT
 (Continued)
Network Associates, Inc. (a).....      117,000   $  5,601,375
SunGard Data Systems Inc. (a)....      300,000     11,512,500
                                                 ------------
                                                   76,700,371
                                                 ------------
CONGLOMERATES (1.4%)
Tyco International Ltd. .........      200,000     12,600,000
                                                 ------------
DRUGS (8.7%)
American Home Products Corp. ....      200,000     10,350,000
Bristol-Myers Squibb Co. ........       95,000     10,919,063
Elan Corp. PLC ADR (a)(b)........      146,900      9,447,506
Genzyme Corp. (a)................      125,000      3,195,312
Glaxo Wellcome PLC ADR (b).......      100,000      5,981,250
Johnson & Johnson................      120,000      8,850,000
Lilly (Eli) & Co. ...............      160,000     10,570,000
SmithKline Beecham PLC ADR (b)...      157,300      9,516,650
Warner-Lambert Co. ..............      150,000     10,406,250
                                                 ------------
                                                   79,236,031
                                                 ------------
ELECTRICAL (2.0%)
General Electric Co. ............      200,000     18,200,000
                                                 ------------
FINANCE (4.5%)
American Express Co. ............       90,000     10,260,000
American General Corp. ..........      120,000      8,542,500
Associates First Capital Corp.
 Class A.........................       39,312      3,022,110
Fannie Mae.......................      160,000      9,720,000
Freddie Mac......................      200,000      9,412,500
                                                 ------------
                                                   40,957,110
                                                 ------------
FOODS (3.7%)
Aurora Foods Inc. (a)............      238,000      5,027,750
Bestfoods........................      160,000      9,290,000
Hershey Foods Corp. .............      126,700      8,742,300
International Home Foods, Inc.
 (a).............................      196,800      4,477,200
Sara Lee Corp. ..................      360,000      6,544,688
                                                 ------------
                                                   34,081,938
                                                 ------------
HOSPITAL & MEDICAL SERVICES
 (3.4%)
Cardinal Health, Inc. ...........      100,000      9,375,000
McKesson Corp. ..................      123,500     10,034,375
Medtronic, Inc. .................      175,000     11,156,250
                                                 ------------
                                                   30,565,625
                                                 ------------
HOUSEHOLD PRODUCTS (3.0%)
Gillette Co. (The)...............      150,000      8,503,125
Newell Co. ......................      195,000      9,713,437
Procter & Gamble Co. (The).......      100,000      9,106,250
                                                 ------------
                                                   27,322,812
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
INSURANCE--PROPERTY & CASUALTY
 (4.9%)
Allstate Corp. (The).............      100,000   $  9,156,250
Conseco, Inc. ...................      175,000      8,181,250
EXEL Ltd. .......................      119,600      9,306,375
Provident Cos., Inc..............      260,000      8,970,000
Travelers Group Inc. ............      154,500      9,366,563
                                                 ------------
                                                   44,980,438
                                                 ------------
INTERNET SOFTWARE (2.1%)
America Online, Inc. (a).........      125,000     13,250,000
EarthLink Network, Inc. (a)......       80,000      6,140,000
                                                 ------------
                                                   19,390,000
                                                 ------------
LEISURE/AMUSEMENT (0.9%)
Premier Parks Inc. ..............      129,600      8,586,000
                                                 ------------
LODGING & RESTAURANTS (1.1%)
Sodexho Marriott Services Inc.
 (a).............................       27,500        797,500
SYSCO Corp. .....................      360,000      9,225,000
                                                 ------------
                                                   10,022,500
                                                 ------------
MANUFACTURING (0.9%)
Dana Corp. ......................      148,000      7,918,000
                                                 ------------
MEDIA & INFORMATION SERVICES
 (7.6%)
Capstar Broadcasting Corp. Class
 A (a)...........................      375,000      9,421,875
CBS Corp. (a)....................      280,000      8,890,000
Clear Channel Communications,
 Inc. (a)........................       75,000      8,184,375
Comcast Corp. Special Class A....      300,000     12,178,140
MediaOne Group Inc. (a)..........      230,000     10,105,625
News Corp. Ltd. (The) ADR (b)....      310,000      9,958,750
Viacom Inc. Class B (a)..........      180,000     10,485,000
                                                 ------------
                                                   69,223,765
                                                 ------------
MEDICAL (0.7%)
Centocor, Inc. (a)...............      171,100      6,202,375
                                                 ------------
METALS (0.2%)
Ispat International NV-NY (a)....      120,000      2,250,000
                                                 ------------
NETWORKING PRODUCTS (0.6%)
Xylan Corp. (a)..................      175,000      5,217,187
                                                 ------------
OIL & ENERGY
 SERVICES (5.2%)
Burlington Resources Inc. .......      140,000      6,028,750
Enron Corp. .....................       85,000      4,595,313

                                     SHARES         VALUE
                                   -----------------------

OIL & ENERGY
 SERVICES (Continued)
Halliburton Co. .................      200,000   $  8,912,500
Mobil Corp. .....................       80,000      6,130,000
Schlumberger Ltd. ...............      100,000      6,831,250
Texaco Inc. .....................      133,100      7,944,406
USX-Marathon Group...............      200,000      6,862,500
XCL Ltd. (a).....................       10,786         41,796
                                                 ------------
                                                   47,346,515
                                                 ------------
PAPER & FOREST PRODUCTS (1.6%)
Boise Cascade Corp. .............      175,000      5,731,250
Fort James Corp. ................      204,800      9,113,600
                                                 ------------
                                                   14,844,850
                                                 ------------
REAL ESTATE (1.9%)
Chelsea GCA Realty, Inc. ........       96,300      3,852,000
First Industrial Realty Trust,
 Inc. ...........................      175,000      5,556,250
Healthcare Realty Trust, Inc. ...      125,000      3,406,250
Liberty Property Trust...........      166,500      4,256,156
                                                 ------------
                                                   17,070,656
                                                 ------------
RETAIL TRADE & MERCHANDISING
 (4.9%)
American Stores Co. .............      302,000      7,304,625
Costco Cos., Inc. (a)............      200,000     12,612,500
Kroger Co. (The) (a).............      270,000     11,576,250
Smart & Final Inc. ..............      163,000      2,791,375
Wal-Mart Stores, Inc. ...........      170,000     10,327,500
                                                 ------------
                                                   44,612,250
                                                 ------------
SCHOOLS (0.5%)
Sylvan Learning Systems, Inc.
 (a).............................      150,000      4,912,500
                                                 ------------
TELECOMMUNICATIONS (2.1%)
Bell Atlantic Corp. .............      200,000      9,125,000
Teleport Communications Group
 Inc. Class A (a)................      184,500     10,009,125
US West Communications Group.....        6,281        295,221
                                                 ------------
                                                   19,429,346
                                                 ------------
TRANSPORTATION (1.1%)
Carnival Corp. ..................      250,000      9,906,250
                                                 ------------
UTILITIES--ELECTRIC (0.7%)
CMS Energy Corp. ................      135,000      5,940,000
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
UTILITIES--TELEPHONE (2.1%)
Ameritech Corp...................      206,000   $  9,244,250
WorldCom, Inc. (a)...............      205,000      9,929,688
                                                 ------------
                                                   19,173,938
                                                 ------------
Total Common Stocks
 (Cost $638,663,085).............                 870,060,532
                                                 ------------
SHORT-TERM
INVESTMENTS (5.6%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (5.6%)
Associates Corp. of North America
 5.50%, due on demand (c)........  $13,010,000     13,010,000
Du Pont (E.I.) De Nemours & Co.
 Inc. 5.55%, due 7/10/98.........      563,000        562,219
Principal Mutual Life Insurance
 Co. 5.85%, due 7/7/98...........    7,205,000      7,197,975
Repsol International Finance B.V.
 5.62%, due 7/2/98...............    6,000,000      5,999,063
San Paolo US Financial Co. 6.30%,
 due 7/1/98......................   10,000,000     10,000,000
Xerox Capital (Europe) PLC 6.30%,
 due 7/1/98......................   14,525,000     14,525,000
                                                 ------------
Total Short-Term Investments
 (Cost $51,294,257)..............                  51,294,257
                                                 ------------
Total Investments
 (Cost $689,957,342) (d).........        101.0%   921,354,789(e)
Liabilities In Excess of
 Cash and Other Assets...........         (1.0)    (9,017,583)
                                    ----------     ----------
Net Assets.......................        100.0%  $912,337,206
                                    ==========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Adjustable rate. Rate shown is the rate in effect at June 30, 1998.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1998 net unrealized appreciation was $231,397,447, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $239,508,617 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,111,170.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $689,957,342).........   $921,354,789
Cash.....................................         11,447
Receivables:
  Investment securities sold.............     24,056,481
  Dividends and interest.................        987,839
  Fund shares sold.......................        713,569
                                            ------------
        Total assets.....................    947,124,125
                                            ------------
LIABILITIES:
Payables:
  Investment securities purchased........     33,515,958
  Adviser................................        547,600
  Fund shares redeemed...................        306,735
  Administrator..........................        144,033
  Directors..............................            194
Accrued expenses.........................        272,399
                                            ------------
        Total liabilities................     34,786,919
                                            ------------
Net assets applicable to outstanding
  shares.................................   $912,337,206
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 100 million shares authorized...   $    386,572
Additional paid-in capital...............    628,538,539
Accumulated undistributed net investment
  income.................................      3,408,239
Accumulated undistributed net realized
  gain on investments....................     48,606,409
Net unrealized appreciation on
  investments............................    231,397,447
                                            ------------
Net assets applicable to outstanding
  shares.................................   $912,337,206
                                            ============
Shares of capital stock outstanding......     38,657,179
                                            ============
Net asset value per share outstanding....   $      23.60
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  4,389,145
  Interest...............................      1,137,204
                                            ------------
        Total income.....................      5,526,349
                                            ------------
Expenses:
  Advisory...............................      1,039,714
  Administration.........................        831,771
  Shareholder communication..............        158,188
  Professional...........................         40,617
  Directors..............................         25,453
  Miscellaneous..........................         22,367
                                            ------------
        Total expenses...................      2,118,110
                                            ------------
Net investment income....................      3,408,239
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........     48,606,409
Net change in unrealized appreciation on
  investments............................     71,852,891
                                            ------------
Net realized and unrealized gain on
  investments............................    120,459,300
                                            ------------
Net increase in net assets resulting from
  operations.............................   $123,867,539
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $13,875.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998            1997
                                                              -----------------------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   3,408,239   $   5,317,657
  Net realized gain on investments..........................     48,606,409      97,560,028
  Net change in unrealized appreciation on investments......     71,852,891      52,771,507
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    123,867,539     155,649,192
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income................................             --      (5,271,609)
  From net realized gain on investments.....................             --     (98,150,349)
                                                              -------------   -------------
    Total dividends and distributions to shareholders.......             --    (103,421,958)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares..........................     70,031,144      99,117,945
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............             --     103,421,958
                                                              -------------   -------------
                                                                 70,031,144     202,539,903
  Cost of shares redeemed...................................    (40,615,764)    (60,398,261)
                                                              -------------   -------------
  Increase in net assets derived from capital share
    transactions............................................     29,415,380     142,141,642
                                                              -------------   -------------
Net increase in net assets..................................    153,282,919     194,368,876
NET ASSETS:
Beginning of period.........................................    759,054,287     564,685,411
                                                              -------------   -------------
End of period...............................................  $ 912,337,206   $ 759,054,287
                                                              =============   =============
Accumulated undistributed net investment income at end of
  period....................................................  $   3,408,239   $          --
                                                              =============   =============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                 SIX MONTHS
                                   ENDED
                                  JUNE 30,                              YEAR ENDED DECEMBER 31
                                   1998*           1997           1996           1995           1994           1993
                                ---------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................  $      20.31   $      18.63   $      17.22   $      14.69   $      15.64   $      15.53
                                ------------   ------------   ------------   ------------   ------------   ------------
Net investment income.........          0.09           0.16           0.18           0.22           0.22           0.24
Net realized and unrealized
  gain (loss) on
  investments.................          3.20           4.74           4.06           4.06          (0.03)          1.88
                                ------------   ------------   ------------   ------------   ------------   ------------
Total from investment
  operations..................          3.29           4.90           4.24           4.28           0.19           2.12
                                ------------   ------------   ------------   ------------   ------------   ------------
Less dividends and
  distributions:
  From net investment
    income....................            --          (0.16)         (0.18)         (0.22)         (0.22)         (0.25)
  From net realized gain
    on investments............            --          (3.06)         (2.65)         (1.53)         (0.92)         (1.76)
                                ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions...............            --          (3.22)         (2.83)         (1.75)         (1.14)         (2.01)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value at end of
  period......................  $      23.60   $      20.31   $      18.63   $      17.22   $      14.69   $      15.64
                                ============   ============   ============   ============   ============   ============
Total investment return (a)...         16.20%         26.75%         24.50%         29.16%          1.20%         13.71%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income.......          0.82%+         0.80%          0.98%          1.29%          1.41%          1.42%
  Net expenses................          0.51%+         0.50%          0.58%          0.62%          0.62%#         0.27%#
  Expenses (before
    reimbursement)............          0.51%+         0.50%          0.58%          0.91%          0.65%#         0.27%#
Portfolio turnover rate.......            37%           103%           104%           104%           108%           121%
Net assets at end of period
  (in 000's)..................  $    912,337   $    759,054   $    564,685   $    427,507   $    330,161   $    319,196

------------
(a)  Total return is not annualized.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)


COMMON STOCKS (98.6%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE/DEFENSE (1.4%)
Boeing Co. (The)................     83,445    $  3,718,518
General Dynamics Corp...........     10,371         482,252
Lockheed Martin Corp............     16,150       1,709,881
Northrop Grumman Corp...........      5,535         570,797
Raytheon Co. Class B............     27,892       1,649,114
Rockwell International Corp.....     16,238         780,439
United Technologies Corp........     18,946       1,752,505
                                               ------------
                                                 10,663,506
                                               ------------
AIRLINES (0.4%)
AMR Corp. (a)...................     14,955       1,245,004
Delta Air Lines, Inc............      6,208         802,384
Southwest Airlines Co. .........     18,383         544,596
US Airways Group, Inc. (a)......      8,390         664,908
                                               ------------
                                                  3,256,892
                                               ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd..............     18,722         517,195
Aluminum Co. of America.........     13,891         915,938
Reynolds Metals Co..............      5,983         334,674
                                               ------------
                                                  1,767,807
                                               ------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co.........      6,469         133,423
Echlin Inc......................      5,256         257,873
Genuine Parts Co................     14,715         508,587
Goodyear Tire & Rubber Co.
 (The)..........................     13,017         838,783
                                               ------------
                                                  1,738,666
                                               ------------
AUTOMOBILES (1.7%)
Chrysler Corp. .................     53,432       3,012,229
Ford Motor Co. .................    100,221       5,913,039
General Motors Corp. ...........     55,223       3,689,587
                                               ------------
                                                 12,614,855
                                               ------------
BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos., Inc........     40,080       1,891,275
Brown-Forman Corp. Class B......      5,692         365,711
Coors (Adolph) Co. Class B......      3,001         102,034
Seagram Co. Ltd. (The)..........     28,588       1,170,321
                                               ------------
                                                  3,529,341
                                               ------------
BEVERAGES--SOFT DRINKS (3.0%)
Coca-Cola Co. (The) (d).........    203,875      17,431,312
PepsiCo, Inc....................    123,151       5,072,282
                                               ------------
                                                 22,503,594
                                               ------------
BROADCAST/MEDIA (1.1%)
CBS Corp. (a)...................     59,329       1,883,696
Clear Channel Communications,
 Inc. (a).......................     10,204       1,113,512
Comcast Corp. Special Class A...     30,484       1,237,461
MediaOne Group Inc. (a).........     50,291       2,209,661
Tele-Communications, Inc. Series
 A TCI Group (a)................     41,893       1,610,262
                                               ------------
                                                  8,054,592
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

BUILDING MATERIALS (0.2%)
Masco Corp......................     13,995    $    846,697
Owens Corning...................      4,439         181,167
Sherwin-Williams Co. (The)......     14,361         475,708
                                               ------------
                                                  1,503,572
                                               ------------
CHEMICALS (2.0%)
Air Products & Chemicals,
 Inc............................     19,406         776,240
Dow Chemical Co. (The)..........     18,593       1,797,711
Du Pont (E.I.) De Nemours &
 Co.............................     93,275       6,960,647
Eastman Chemical Co.............      6,465         402,446
Goodrich (B.F.) Co. (The).......      5,965         296,013
Hercules Inc....................      7,918         325,628
Monsanto Co.....................     49,438       2,762,348
Praxair, Inc....................     13,022         609,592
Rohm & Haas Co..................      4,997         519,376
Union Carbide Corp..............     11,227         599,241
                                               ------------
                                                 15,049,242
                                               ------------
CHEMICALS--DIVERSIFIED (0.3%)
Avery Dennison Corp.............      9,722         522,557
Engelhard Corp..................     11,947         241,927
FMC Corp. (a)...................      2,854         194,607
PPG Industries, Inc.............     14,643       1,018,604
                                               ------------
                                                  1,977,695
                                               ------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)..........      6,268         106,948
Great Lakes Chemical Corp.......      4,926         194,269
Morton International, Inc.......     10,740         268,500
Nalco Chemical Co...............      5,460         191,783
Sigma-Aldrich Corp..............      8,306         291,748
                                               ------------
                                                  1,053,248
                                               ------------
COMMUNICATION--EQUIPMENT
 MANUFACTURERS (3.1%)
Andrew Corp. (a)................      7,275         131,405
Ascend Communications, Inc.
 (a)............................     15,912         788,639
Bay Networks, Inc. (a)..........     18,279         589,498
Cabletron Systems, Inc. (a).....     13,061         175,507
Cisco Systems, Inc. (a).........     84,438       7,773,573
DSC Communications Corp. (a)....      9,694         290,820
General Instrument Corp. (a)....     12,409         337,370
Lucent Technologies Inc.........    108,318       9,010,704
Northern Telecom Ltd............     42,880       2,433,440
Scientific-Atlanta, Inc.........      6,491         164,709
Tellabs, Inc. (a)...............     14,986       1,073,372
3Com Corp. (a)..................     29,345         900,525
                                               ------------
                                                 23,669,562
                                               ------------
COMPUTER SOFTWARE & SERVICES
 (4.5%)
Adobe Systems Inc...............      5,508         233,746
Autodesk, Inc...................      3,806         147,007
Automatic Data Processing,
 Inc............................     24,850       1,810,944
Ceridian Corp. (a)..............      5,935         348,681
Computer Associates
 International, Inc.............     45,070       2,504,202
Computer Sciences Corp. (a).....     12,876         824,064
Equifax Inc.....................     12,198         442,940
First Data Corp.................     36,856       1,227,765
HBO & Co........................     35,495       1,251,199
Microsoft Corp. (a)(d)..........    203,456      22,049,544
Novell, Inc. (a)................     29,021         370,018

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
COMPUTER SOFTWARE & SERVICES
 (Continued)
Oracle Corp. (a)................     80,401    $  1,974,850
Parametric Technology Corp.
 (a)............................     22,389         607,301
Shared Medical Systems Corp.....      2,119         155,614
                                               ------------
                                                 33,947,875
                                               ------------
COMPUTER SYSTEMS (3.8%)
Apple Computer, Inc. (a)........     10,951         314,157
Compaq Computer Corp............    136,448       3,871,712
Data General Corp. (a)..........      4,008          59,870
Dell Computer Corp. (a).........     53,187       4,936,418
EMC Corp. (a)...................     41,051       1,839,598
Gateway 2000, Inc. (a)..........     12,884         652,252
Hewlett-Packard Co. ............     85,567       5,123,324
International Business Machines
 Corp...........................     77,819       8,934,594
Seagate Technology, Inc. (a)....     19,954         475,155
Silicon Graphics, Inc. (a)......     15,585         188,968
Sun Microsystems, Inc. (a)......     31,295       1,359,377
Unisys Corp. (a)................     20,782         587,092
                                               ------------
                                                 28,342,517
                                               ------------
CONGLOMERATES (0.2%)
Tenneco Inc.....................     14,059         535,121
Textron Inc.....................     13,545         971,007
                                               ------------
                                                  1,506,128
                                               ------------
CONTAINERS--METAL & GLASS (0.2%)
Ball Corp.......................      2,469          99,223
Crown Cork & Seal Co., Inc......     10,322         490,295
Owens-Illinois, Inc. (a)........     12,748         570,473
                                               ------------
                                                  1,159,991
                                               ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc..................      4,364         178,378
Stone Container Corp. (a).......      8,182         127,844
Temple-Inland Inc. .............      4,664         251,273
                                               ------------
                                                    557,495
                                               ------------
COSMETICS (0.9%)
Alberto-Culver Co. Class B......      4,672         135,488
Avon Products, Inc..............     10,865         842,037
Gillette Co. (The)..............     92,779       5,259,410
International Flavors &
 Fragrances Inc.................      8,873         385,421
                                               ------------
                                                  6,622,356
                                               ------------
DRUGS (5.1%)
Lilly (Eli) & Co................     91,500       6,044,719
Merck & Co., Inc................     98,783      13,212,226
Pfizer Inc......................    107,820      11,718,686
Pharmacia & Upjohn, Inc.........     41,987       1,936,650
Schering-Plough Corp............     60,621       5,554,399
                                               ------------
                                                 38,466,680
                                               ------------
ELECTRIC POWER COMPANIES (2.4%)
Ameren Corp.....................     11,279         448,340
American Electric Power Co.,
 Inc............................     15,757         714,974
Baltimore Gas & Electric Co.....     12,127         376,695
Carolina Power & Light Co.......     12,400         537,850
Central & South West Corp.......     17,490         470,044

                                    SHARES        VALUE
                                  ------------------------

ELECTRIC POWER COMPANIES
 (Continued)
Cinergy Corp....................     13,003    $    455,105
Consolidated Edison, Inc........     19,436         895,271
Dominion Resources, Inc.........     16,200         660,150
DTE Energy Co...................     11,986         483,935
Duke Energy Corp................     29,703       1,759,903
Edison International............     29,960         885,693
Entergy Corp....................     20,363         585,436
FirstEnergy Corp................     18,949         582,682
FPL Group, Inc..................     14,992         944,496
GPU, Inc........................     10,415         393,817
Houston Industries Inc..........     24,406         753,535
Niagara Mohawk Power Corp.
 (a)............................     13,732         205,122
Northern States Power Co........     12,549         359,215
PacifiCorp......................     24,416         552,412
PECO Energy Co..................     18,366         536,058
PG&E Corp.......................     31,510         994,534
PP&L Resources, Inc.............     13,874         314,766
Public Service Enterprise Group
 Inc............................     19,101         657,791
Southern Co. (The)..............     57,567       1,593,886
Texas Utilities Co..............     23,085         960,913
Unicom Corp.....................     17,856         626,076
                                               ------------
                                                 17,748,699
                                               ------------
ELECTRICAL EQUIPMENT (3.9%)
AMP Inc.........................     18,134         623,356
Emerson Electric Co.............     36,562       2,205,146
General Electric Co. (d)........    269,024      24,481,184
General Signal Corp.............      3,609         129,924
Grainger (W.W.), Inc............      8,097         403,332
Honeywell Inc...................     10,475         875,317
Raychem Corp....................      6,880         203,390
Thomas & Betts Corp.............      4,516         222,413
                                               ------------
                                                 29,144,062
                                               ------------
ELECTRONIC--DEFENSE (0.0%) (b)
EG&G, Inc. .....................      3,703         111,090
                                               ------------
ELECTRONIC--INSTRUMENTATION
 (0.1%)
Perkin-Elmer Corp. (The)........      4,000         248,750
Tektronix, Inc..................      4,115         145,568
                                               ------------
                                                    394,318
                                               ------------
ELECTRONIC--SEMICONDUCTORS
 (2.3%)
Advanced Micro Devices, Inc.
 (a)............................     11,830         201,849
Applied Materials, Inc. (a).....     30,210         891,195
Intel Corp......................    140,019      10,378,908
KLA-Tencor Corp. (a)............      7,180         198,796
LSI Logic Corp. (a).............     11,613         267,825
Micron Technology, Inc. (a).....     17,545         435,335
Motorola, Inc...................     49,355       2,594,222
National Semiconductor Corp.
 (a)............................     13,535         178,493
Texas Instruments Inc...........     32,157       1,875,155
                                               ------------
                                                 17,021,778
                                               ------------
ENGINEERING & CONSTRUCTION
 (0.1%)
Fluor Corp......................      6,757         344,607
Foster Wheeler Corp.............      3,385          72,566
                                               ------------
                                                    417,173
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
ENTERTAINMENT (1.6%)
King World Productions, Inc.
 (a)............................      6,066    $    154,683
Time Warner Inc.................     48,831       4,171,999
Viacom Inc. Class B (a).........     29,496       1,718,142
Walt Disney Co. (The)...........     56,305       5,915,544
                                               ------------
                                                 11,960,368
                                               ------------
FINANCIAL--MISCELLANEOUS (3.6%)
American Express Co.............     38,057       4,338,498
American General Corp...........     20,959       1,492,019
Associates First Capital Corp.
 Class A........................     28,506       2,191,399
Capital One Financial Corp......      5,300         658,194
Fannie Mae......................     85,601       5,200,261
Franklin Resources Inc..........     20,801       1,123,254
Freddie Mac.....................     55,995       2,635,265
Green Tree Financial Corp.......     11,060         473,506
MBIA Inc........................      8,024         600,797
MBNA Corp.......................     41,423       1,366,959
Morgan Stanley, Dean Witter,
 Discover & Co..................     49,588       4,531,104
SLM Holding Corp. ..............     13,800         676,200
SunAmerica Inc..................     16,039         921,240
Transamerica Corp...............      5,152         593,124
                                               ------------
                                                 26,801,820
                                               ------------
FOOD DISTRIBUTORS (0.2%)
Cardinal Health, Inc............      9,006         844,312
SUPERVALU Inc...................      4,957         219,967
SYSCO Corp......................     28,001         717,526
                                               ------------
                                                  1,781,805
                                               ------------
FOODS (2.4%)
Bestfoods.......................     23,864       1,385,604
Campbell Soup Co. ..............     37,545       1,994,578
ConAgra, Inc....................     39,705       1,258,152
General Mills, Inc..............     13,062         893,114
Heinz (H.J.) Co.................     30,081       1,688,296
Hershey Foods Corp..............     11,743         810,267
Kellogg Co......................     33,849       1,271,453
Quaker Oats Co. (The)...........     11,392         625,848
Ralston-Ralston Purina Group....      8,857       1,034,608
Sara Lee Corp...................     38,602       2,159,299
Unilever, N.V...................     52,716       4,161,269
Wrigley (Wm.) Jr. Co............      9,582         939,036
                                               ------------
                                                 18,221,524
                                               ------------
GOLD (0.2%)
Barrick Gold Corp...............     30,701         589,075
Battle Mountain Gold Co.........     18,895         112,189
Homestake Mining Co.............     17,374         180,255
Newmont Mining Corp.............     12,926         305,377
Placer Dome Inc.................     20,639         242,508
                                               ------------
                                                  1,429,404
                                               ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)......      7,858         479,338
Snap-on Inc.....................      4,883         177,009
Stanley Works (The).............      7,322         304,320
                                               ------------
                                                    960,667
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

HEALTH CARE--DIVERSIFIED (4.5%)
Abbott Laboratories.............    127,444    $  5,209,273
Allergan, Inc...................      5,424         251,538
American Home Products Corp.....    108,373       5,608,303
Bristol-Myers Squibb Co.........     82,197       9,447,518
Johnson & Johnson...............    111,070       8,191,413
Mallinckrodt Inc................      5,970         177,234
Warner-Lambert Co...............     67,705       4,697,034
                                               ------------
                                                 33,582,313
                                               ------------
HEALTH CARE--
 HMOs (0.2%)
Humana Inc. (a).................     13,753         428,922
United Healthcare Corp..........     15,872       1,007,872
                                               ------------
                                                  1,436,794
                                               ------------
HEALTH CARE--MISCELLANEOUS
 (0.4%)
ALZA Corp. (a)..................      7,042         304,566
Amgen Inc. (a)..................     20,972       1,371,045
HEALTHSOUTH Corp. (a)...........     33,060         882,289
Manor Care, Inc.................      5,194         199,644
                                               ------------
                                                  2,757,544
                                               ------------
HEAVY DUTY TRUCKS & PARTS (0.3%)
Cummins Engine Co., Inc.........      3,119         159,849
Dana Corp.......................      8,786         470,051
Eaton Corp......................      5,890         457,948
ITT Industries, Inc.............      9,804         366,424
Navistar International Corp.
 (a)............................      5,627         162,480
PACCAR Inc......................      6,410         334,923
                                               ------------
                                                  1,951,675
                                               ------------
HOMEBUILDING (0.1%)
Centex Corp.....................      4,906         185,201
Kaufman & Broad Home Corp. .....      3,181         100,997
Pulte Corp......................      3,401         101,605
                                               ------------
                                                    387,803
                                               ------------
HOSPITAL MANAGEMENT (0.3%)
Columbia/HCA Healthcare Corp....     53,118       1,547,062
Tenet Healthcare Corp. (a)......     25,466         795,812
                                               ------------
                                                  2,342,874
                                               ------------
HOTEL/MOTEL (0.2%)
Harrah's Entertainment, Inc.
 (a)............................      8,331         193,696
Hilton Hotels Corp..............     20,427         582,169
Marriott International, Inc.
 Class A........................     21,012         680,264
                                               ------------
                                                  1,456,129
                                               ------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (0.1%)
Armstrong World Industries,
 Inc............................      3,372         227,188
Maytag Corp. ...................      7,828         386,508
Whirlpool Corp..................      6,208         426,800
                                               ------------
                                                  1,040,496
                                               ------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)................      8,523         812,881
Colgate-Palmolive Co............     24,406       2,147,728

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
HOUSEHOLD PRODUCTS (Continued)
Fort James Corp.................     18,168    $    808,476
Kimberly-Clark Corp.............     45,985       2,109,562
Procter & Gamble Co. (The)......    110,692      10,079,890
                                               ------------
                                                 15,958,537
                                               ------------
HOUSEWARES (0.2%)
Fortune Brands, Inc.............     14,254         547,888
Newell Co.......................     13,137         654,387
Rubbermaid Inc..................     12,329         409,169
Tupperware Corp.................      5,120         144,000
                                               ------------
                                                  1,755,444
                                               ------------
INSURANCE BROKERS (0.3%)
Aon Corp........................     13,902         976,616
Marsh & McLennan Cos., Inc......     21,087       1,274,415
                                               ------------
                                                  2,251,031
                                               ------------
INVESTMENT BANK/ BROKERAGE
 (0.6%)
Bear Stearns Cos., Inc. (The)...      9,200         523,250
Lehman Brothers Holdings
 Inc. ..........................      9,792         759,492
Merrill Lynch & Co., Inc........     28,613       2,639,549
Schwab (Charles) Corp. (The)....     22,046         716,495
                                               ------------
                                                  4,638,786
                                               ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp..................      8,205         203,074
Mirage Resorts, Inc. (a)........     14,761         314,594
                                               ------------
                                                    517,668
                                               ------------
LIFE INSURANCE (0.5%)
Aetna Inc.......................     12,010         914,261
Conseco, Inc....................     15,521         725,607
Jefferson-Pilot Corp............      8,789         509,213
Lincoln National Corp...........      8,431         770,383
Torchmark Corp..................     11,524         527,223
UNUM Corp.......................     11,437         634,753
                                               ------------
                                                  4,081,440
                                               ------------
MACHINE TOOLS (0.0%) (b)
Cincinnati Milacron Inc.........      3,328          80,912
                                               ------------
MACHINERY--DIVERSIFIED (0.7%)
Briggs & Stratton Corp..........      1,949          72,966
Case Corp. .....................      6,173         297,847
Caterpillar Inc.................     30,280       1,601,055
Cooper Industries, Inc..........      9,992         548,936
Deere & Co......................     20,477       1,082,721
Harnischfeger Industries,
 Inc............................      3,928         111,212
Ingersoll-Rand Co...............     13,674         602,511
NACCO Industries, Inc. Class
 A..............................        708          91,509
Thermo Electron Corp. (a).......     13,114         448,335
Timken Co. (The)................      5,163         159,085
                                               ------------
                                                  5,016,177
                                               ------------
MAJOR REGIONAL BANKS (4.3%)
Banc One Corp...................     58,004       3,237,348
Bank of New York Co., Inc.
 (The)..........................     31,032       1,883,255
BankBoston Corp.................     24,204       1,346,347
BB&T Corp.......................     11,726         792,971

                                    SHARES        VALUE
                                  ------------------------

MAJOR REGIONAL BANKS (Continued)
Comerica Inc....................     12,981    $    859,991
Fifth Third Bancorp.............     21,729       1,368,927
Fleet Financial Group, Inc......     23,454       1,958,409
Huntington Bancshares Inc.......     15,818         529,903
KeyCorp.........................     36,362       1,295,396
Mellon Bank Corp................     21,519       1,498,260
Mercantile Bancorp Inc..........     11,039         556,090
National City Corp..............     27,058       1,921,118
Northern Trust Corp.............      9,183         700,204
Norwest Corp....................     62,539       2,337,395
PNC Bank Corp...................     24,907       1,340,308
Republic New York Corp..........      8,885         559,200
State Street Corp...............     13,267         922,057
Summit Bancorp..................     14,703         698,393
SunTrust Banks, Inc.............     17,353       1,411,016
Synovus Financial Corp..........     21,772         517,085
U.S. Bancorp....................     61,389       2,639,727
Wachovia Corp...................     16,932       1,430,754
Wells Fargo & Co................      7,131       2,631,339
                                               ------------
                                                 32,435,493
                                               ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc......      2,971         118,840
                                               ------------
MANUFACTURING--DIVERSIFIED
 (1.2%)
Aeroquip-Vickers, Inc...........      2,340         136,598
AlliedSignal Inc................     46,686       2,071,691
Crane Co........................      3,826         185,800
Dover Corp......................     18,365         629,001
Illinois Tool Works Inc.........     20,522       1,368,561
Johnson Controls, Inc...........      6,954         396,813
Millipore Corp..................      3,547          96,656
Pall Corp.......................     10,286         210,863
Parker-Hannifin Corp............      9,087         346,442
Sealed Air Corp. (a)............      6,844         251,517
Tyco International Ltd..........     48,121       3,031,623
                                               ------------
                                                  8,725,565
                                               ------------
MEDICAL PRODUCTS (1.0%)
Bard (C.R.), Inc................      4,711         179,312
Bausch & Lomb Inc...............      4,550         228,069
Baxter International Inc........     23,144       1,245,437
Becton, Dickinson & Co..........     10,056         780,597
Biomet, Inc.....................      9,198         304,109
Boston Scientific Corp. (a).....     16,076       1,151,444
Guidant Corp....................     12,425         886,058
Medtronic, Inc..................     38,771       2,471,651
St. Jude Medical, Inc. (a)......      6,919         254,706
United States Surgical Corp.....      6,290         286,981
                                               ------------
                                                  7,788,364
                                               ------------
METALS--MISCELLANEOUS (0.1%)
ASARCO Inc......................      3,276          72,891
Cyprus Amax Minerals Co.........      7,727         102,383
Freeport-McMoRan Copper & Gold
 Inc. Class B...................     14,906         226,385
Inco Ltd........................     13,795         187,957
Phelps Dodge Corp...............      4,882         279,189
                                               ------------
                                                    868,805
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
MISCELLANEOUS (1.3%)
AirTouch Communications, Inc.
 (a)............................     47,294    $  2,763,743
American Greetings Corp. Class
 A..............................      5,991         305,167
Archer-Daniels-Midland Co.......     47,070         911,981
Corning Inc.....................     19,178         666,436
Harcourt General, Inc...........      5,818         346,171
Harris Corp.....................      6,591         294,535
Jostens, Inc....................      3,018          72,809
Minnesota Mining & Manufacturing
 Co.............................     33,457       2,749,747
Nextel Communication, Inc.
 Class A (a)....................     22,634         563,021
Pioneer Hi-Bred International,
 Inc............................     20,141         833,334
TRW Inc.........................     10,167         555,372
                                               ------------
                                                 10,062,316
                                               ------------
MONEY CENTER BANKS (4.2%)
BankAmerica Corp................     56,357       4,871,358
Bankers Trust Corp..............      8,089         938,830
Chase Manhattan Bank (The)......     70,501       5,322,825
Citicorp........................     37,266       5,561,951
First Chicago NBD Corp..........     23,743       2,104,223
First Union Corp................     80,033       4,661,922
Morgan (J.P.) & Co., Inc........     14,697       1,721,386
NationsBank Corp................     79,082       6,049,773
                                               ------------
                                                 31,232,268
                                               ------------
MULTI-LINE INSURANCE (2.2%)
American International Group,
 Inc............................     57,770       8,434,420
CIGNA Corp......................     17,780       1,226,820
Hartford Financial Services
 Group, Inc. (The)..............      9,771       1,117,558
Travelers Group Inc.............     94,952       5,756,465
                                               ------------
                                                 16,535,263
                                               ------------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (0.7%)
Coastal Corp. (The).............      8,740         610,161
Columbia Energy Group...........      6,908         384,285
Consolidated Natural Gas Co.....      7,873         463,523
Eastern Enterprises.............      1,670          71,601
Enron Corp......................     27,086       1,464,337
NICOR Inc.......................      3,954         158,654
ONEOK, Inc......................      2,512         100,166
Peoples Energy Corp.............      2,860         110,468
Sempra Energy (a)...............     20,540         569,988
Sonat Inc.......................      9,083         350,831
Williams Cos., Inc. (The).......     34,980       1,180,575
                                               ------------
                                                  5,464,589
                                               ------------
OFFICE EQUIPMENT & SUPPLIES
 (0.5%)
Moore Corp. Ltd.................      7,333          97,162
Pitney Bowes Inc................     22,535       1,084,497
Xerox Corp......................     27,149       2,759,017
                                               ------------
                                                  3,940,676
                                               ------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc..........      4,094          91,091
Rowan Cos., Inc. (a)............      7,213         140,203
                                               ------------
                                                    231,294
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

OIL--EXPLORATION & PRODUCTION
 (0.2%)
Anadarko Petroleum Corp.........      4,958    $    333,116
Apache Corp.....................      8,087         254,740
Burlington Resources Inc........     14,559         626,947
Oryx Energy Co. (a).............      8,677         191,979
Union Pacific Resources Group,
 Inc............................     20,687         363,315
                                               ------------
                                                  1,770,097
                                               ------------
OIL--INTEGRATED DOMESTIC (0.9%)
Amerada Hess Corp...............      7,513         408,050
Ashland Inc.....................      6,170         318,526
Atlantic Richfield Co...........     26,474       2,068,281
Kerr-McGee Corp.................      3,894         225,365
Occidental Petroleum Corp.......     30,340         819,180
Pennzoil Co.....................      3,890         196,931
Phillips Petroleum Co...........     21,539       1,037,911
Sun Co., Inc....................      7,772         301,651
Unocal Corp.....................     19,958         713,499
USX-Marathon Group..............     23,920         820,755
                                               ------------
                                                  6,910,149
                                               ------------
OIL--INTEGRATED INTERNATIONAL
 (5.3%)
Amoco Corp......................     79,291       3,300,488
Chevron Corp....................     54,043       4,488,947
Exxon Corp......................    202,073      14,410,331
Mobil Corp......................     64,640       4,953,040
Royal Dutch Petroleum Co........    177,060       9,705,101
Texaco Inc......................     44,728       2,669,702
                                               ------------
                                                 39,527,609
                                               ------------
OIL--WELL EQUIPMENT & SERVICES
 (0.7%)
Baker Hughes Inc................     14,013         484,324
Dresser Industries, Inc.........     14,442         636,351
Halliburton Co..................     21,721         967,942
McDermott International, Inc....      4,963         170,913
Schlumberger Ltd................     41,231       2,816,593
Western Atlas Inc. (a)..........      4,510         382,786
                                               ------------
                                                  5,458,909
                                               ------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp..............      4,600         150,650
Champion International Corp.....      7,915         389,319
Georgia-Pacific Corp............      7,664         451,697
International Paper Co..........     25,362       1,090,566
Louisiana-Pacific Corp..........      9,051         165,181
Mead Corp. (The)................      8,614         273,495
Potlatch Corp...................      2,389         100,338
Union Camp Corp.................      5,695         282,614
Westvaco Corp. .................      8,441         238,458
Weyerhaeuser Co.................     16,430         758,861
Willamette Industries, Inc......      9,152         292,864
                                               ------------
                                                  4,194,043
                                               ------------
PERSONAL LOANS (0.4%)
Beneficial Corp.................      4,420         677,088
Countrywide Credit Industries,
 Inc............................      8,925         452,944

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
PERSONAL LOANS (Continued)
Household International, Inc....     26,572    $  1,321,957
Providian Financial Corp........      7,838         615,773
                                               ------------
                                                  3,067,762
                                               ------------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co................     26,614       1,944,485
IKON Office Solutions, Inc......     11,202         163,129
Polaroid Corp...................      3,709         131,901
                                               ------------
                                                  2,239,515
                                               ------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc............................     15,212         528,617
Waste Management, Inc...........     39,208       1,372,280
                                               ------------
                                                  1,900,897
                                               ------------
PROPERTY--CASUALTY INSURANCE
 (1.3%)
Allstate Corp. (The)............     34,686       3,175,937
Chubb Corp. (The)...............     13,955       1,121,633
Cincinnati Financial Corp.......     13,797         529,460
General Re Corp.................      6,258       1,586,403
Loews Corp. ....................      9,507         828,297
MGIC Investment Corp............      9,361         534,162
Progressive Corp. (The).........      5,962         840,642
SAFECO Corp.....................     11,628         528,347
St. Paul Cos., Inc. (The).......     19,418         816,770
                                               ------------
                                                  9,961,651
                                               ------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc. (The)....      8,156         665,224
Meredith Corp...................      4,352         204,272
                                               ------------
                                                    869,496
                                               ------------
PUBLISHING--NEWSPAPER (0.6%)
Dow Jones & Co., Inc............      7,551         420,968
Gannett Co., Inc................     23,424       1,664,568
Knight-Ridder, Inc..............      6,564         361,430
New York Times Co. (The) Class
 A..............................      7,950         630,037
Times Mirror Co. (The) Class
 A..............................      7,305         459,302
Tribune Co......................     10,141         697,828
                                               ------------
                                                  4,234,133
                                               ------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp...........................     13,044       1,280,758
CSX Corp........................     18,103         823,686
Norfolk Southern Corp...........     31,291         932,863
Union Pacific Corp..............     20,392         899,797
                                               ------------
                                                  3,937,104
                                               ------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc.........     11,819         187,627
McDonald's Corp.................     56,822       3,920,718
Tricon Global Restaurants, Inc.
 (a)............................     12,502         396,157
Wendy's International, Inc......     10,846         254,881
                                               ------------
                                                  4,759,383
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The).................     32,510    $  2,003,429
Limited Inc. (The)..............     18,796         622,618
TJX Cos., Inc. (The)............     26,548         640,471
                                               ------------
                                                  3,266,518
                                               ------------
RETAIL STORES--DEPARTMENT (0.6%)
Dillard's, Inc. Class A.........      8,907         369,084
Federated Department Stores,
 Inc. (a).......................     17,357         934,024
May Department Stores Co.
 (The)..........................     19,014       1,245,417
Mercantile Stores Co., Inc......      3,065         241,943
Nordstrom, Inc..................      6,376         492,546
Penney (J.C.) Co., Inc..........     20,649       1,493,181
                                               ------------
                                                  4,776,195
                                               ------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp..........      3,139          90,639
Rite Aid Corp...................     21,252         798,278
Walgreen Co.....................     41,008       1,694,143
                                               ------------
                                                  2,583,060
                                               ------------
RETAIL STORES-- FOOD (0.5%)
Albertson's, Inc................     20,201       1,046,664
American Stores Co..............     22,488         543,929
Giant Food Inc. Class A.........      4,989         214,839
Great Atlantic & Pacific Tea
 Co., Inc. (The)................      3,154         104,279
Kroger Co. (The) (a)............     21,118         905,434
Winn-Dixie Stores, Inc..........     12,272         628,173
                                               ------------
                                                  3,443,318
                                               ------------
RETAIL STORES--GENERAL
 MERCHANDISE (2.1%)
Dayton Hudson Corp..............     36,035       1,747,697
Kmart Corp. (a).................     40,331         776,372
Sears, Roebuck & Co.............     32,266       1,970,243
Wal-Mart Stores, Inc............    185,454      11,266,330
                                               ------------
                                                 15,760,642
                                               ------------
RETAIL STORES--SPECIALTY (1.5%)
AutoZone, Inc. (a)..............     12,563         401,231
Circuit City Stores, Inc.-
 Circuit City Group.............      8,169         382,922
Consolidated Stores Corp. (a)...      8,909         322,951
Costco Cos., Inc. (a)...........     17,782       1,121,377
CVS Corp........................     31,760       1,236,655
Home Depot, Inc. (The)..........     60,683       5,040,482
Lowe's Cos., Inc................     28,898       1,172,175
Pep Boys-Manny, Moe & Jack
 (The)..........................      5,254          99,498
Tandy Corp......................      8,378         444,558
Toys "R" Us, Inc. (a)...........     23,088         544,011
Venator Group Inc. (a)..........     11,101         212,306
                                               ------------
                                                 10,978,166
                                               ------------
SAVINGS & LOANS (0.3%)
Ahmanson (H.F.) & Co............      9,053         642,763
Golden West Financial Corp......      4,657         495,097
Washington Mutual, Inc..........     31,961       1,388,284
                                               ------------
                                                  2,526,144
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
SHOES (0.2%)
NIKE, Inc. Class B..............     23,811    $  1,159,298
Reebok International Ltd. (a)...      4,597         127,279
                                               ------------
                                                  1,286,577
                                               ------------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc................      8,657         364,676
Cendant Corp. (a)...............     70,276       1,467,012
Cognizant Corp..................     13,329         839,727
Dun & Bradstreet Corp. (The)....     14,066         508,134
Ecolab Inc......................     10,653         330,243
Interpublic Group of Cos., Inc.
 (The)..........................     11,215         680,610
Laidlaw Inc.....................     27,116         330,476
National Service Industries,
 Inc............................      3,510         178,571
Omnicom Group Inc...............     14,118         704,135
Service Corp. International.....     21,186         908,350
                                               ------------
                                                  6,311,934
                                               ------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp.....................      6,672         238,941
Donnelley (R.R.) & Sons Co......     11,674         534,086
                                               ------------
                                                    773,027
                                               ------------
STEEL (0.2%)
Allegheny Teledyne Inc..........     16,129         368,950
Armco Inc. (a)..................      8,919          56,859
Bethlehem Steel Corp. (a).......     10,562         131,365
Nucor Corp......................      7,242         333,132
USX Corp.-U.S. Steel Group,
 Inc............................      7,124         235,092
Worthington Industries, Inc.....      8,027         120,907
                                               ------------
                                                  1,246,305
                                               ------------
TELECOMMUNICATIONS--LONG
 DISTANCE (2.4%)
AT&T Corp.......................    134,144       7,662,976
MCI Communications Corp.........     59,864       3,479,595
Sprint Corp.....................     35,598       2,509,659
WorldCom, Inc. (a)..............     85,238       4,128,716
                                               ------------
                                                 17,780,946
                                               ------------
TELEPHONE (3.9%)
ALLTEL Corp.....................     22,171       1,030,951
Ameritech Corp..................     90,835       4,076,221
Bell Atlantic Corp..............    128,010       5,840,456
BellSouth Corp..................     81,750       5,487,469
Frontier Corp...................     14,100         444,150
GTE Corp........................     79,540       4,424,413
SBC Communications Inc..........    151,885       6,075,400
US West Communications Group....     41,395       1,945,578
                                               ------------
                                                 29,324,638
                                               ------------
TEXTILES--APPAREL MANUFACTURERS
 (0.2%)
Fruit of the Loom, Inc. Class A
 (a)............................      6,041         200,486
Liz Claiborne, Inc..............      5,456         285,076

                                    SHARES        VALUE
                                  ------------------------

TEXTILES--APPAREL MANUFACTURERS
 (Continued)
Russell Corp....................      3,018    $     91,106
Springs Industries, Inc. Class
 A..............................      1,634          75,368
Valley Forge Corp...............     10,042         516,535
                                               ------------
                                                  1,168,571
                                               ------------
TOBACCO (1.1%)
Philip Morris Cos. Inc..........    200,593       7,898,349
UST Inc.........................     15,251         411,777
                                               ------------
                                                  8,310,126
                                               ------------
TOYS (0.2%)
Hasbro, Inc.....................     10,996         432,280
Mattel, Inc.....................     24,285       1,027,559
                                               ------------
                                                  1,459,839
                                               ------------
TRANSPORTATION--MISCELLANEOUS
 (0.1%)
FDX Corp. (a)...................     12,049         756,075
Ryder System, Inc...............      6,109         192,815
                                               ------------
                                                    948,890
                                               ------------
Total Common Stocks
 (Cost $539,295,682)............                741,413,062(c)
                                               ------------
SHORT-TERM
INVESTMENTS (1.6%)
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (0.8%)
Bridgestone/Firestone, Inc.
 6.50%, due 7/1/98 (d).......... $6,300,000       6,300,000
                                               ------------
Total Commercial Paper
 (Cost $6,300,000)..............                  6,300,000
                                               ------------
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
 4.82%, due 8/6/98 (d)..........  3,000,000       2,985,840
 4.86%, due 8/13/98 (d).........  3,000,000       2,982,606
                                               ------------
Total U.S. Government
 (Cost $5,968,446)..............                  5,968,446
                                               ------------
Total Short-Term Investments
 (Cost $12,268,446).............                 12,268,446
                                               ------------
Total Investments
 (Cost $551,564,128) (f)........      100.2%    753,681,508(g)
Liabilities in Excess of
 Cash and Other Assets..........       (0.2)     (1,414,809)
                                  ----------   ------------
Net Assets......................      100.0%   $752,266,699
                                  ==========   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1998 (Unaudited)


SHORT POSITIONS (-0.0%) (b)
                                    SHARES        VALUE
                                  -------------------------
COMMON STOCKS (-0.0%) (b)
ADVERTISING/ MARKETING (-0.0%)
 (b)
R.H. Donnelley Corp. W/I (e)....    (14,066)   $    (43,077)
                                               ------------
BROADCAST/MEDIA (-0.0%) (b)
Nielsen Media Research, Inc. W/I
 (e)............................    (13,329)        (58,315)
                                               ------------
Total Short Positions
 (Proceeds $111,837)............               $   (101,392)
                                               ============
FUTURES CONTRACTS (0.0%) (b)
                                                UNREALIZED
                                  CONTRACTS    APPRECIATION/
                                     LONG      (DEPRECIATION)(h)
                                  -------------------------
Standard & Poor's 500
 September 1998.................         36    $    143,898
 Mini September 1998............          3            (821)
                                               ------------
Total Futures Contracts
 (Settlement Value $10,458,450)
 (c)............................               $    143,077
                                               ============

------------

(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(d) Segregated as collateral for futures contracts.
(e) W/I (when-issued security)--this security is a commitment by the Portfolio to sell at a future settlement date.
(f) The cost for Federal income tax purposes is $551,640,395.
(g) At June 30, 1998 net unrealized appreciation was $201,939,721, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $207,904,936 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,965,215.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

INDEXED EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1998 (Unaudited)

ASSETS:
Investment in securities, at value
  (identified cost $551,564,128).........   $753,681,508
Receivables:
  Investment securities sold.............     12,854,948
  Fund shares sold.......................      1,084,141
  Dividends and interest.................        762,732
                                            ------------
        Total assets.....................    768,383,329
                                            ------------
LIABILITIES:
Securities sold short (proceeds
  $111,837)..............................        101,392
Payables:
  Investment securities purchased........     10,448,591
  Fund shares redeemed...................      5,036,078
  Administrator..........................        118,139
  Custodian..............................         92,481
  Adviser................................         59,069
  Directors..............................            145
Accrued expenses.........................        181,194
Variation margin payable on futures
  contracts..............................         79,541
                                            ------------
        Total liabilities................     16,116,630
                                            ------------
Net assets applicable to outstanding
  shares.................................   $752,266,699
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 50 million shares authorized....   $    313,656
Additional paid-in capital...............    539,852,107
Accumulated undistributed net investment
  income.................................      4,313,172
Accumulated undistributed net realized
  gain on investments....................      5,516,862
Net unrealized appreciation on
  investments and futures................    202,270,902
                                            ------------
Net assets applicable to outstanding
  shares.................................   $752,266,699
                                            ============
Shares of capital stock outstanding......     31,365,559
                                            ============
Net asset value per share outstanding....   $      23.98
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1998 (Unaudited)

INVESTMENT INCOME:
Income:
  Dividends (a)..........................   $  4,292,066
  Interest...............................      1,149,646
                                            ------------
        Total income.....................      5,441,712
                                            ------------
Expenses:
  Administration.........................        612,589
  Advisory...............................        306,294
  Shareholder communication..............        100,366
  Custodian..............................         42,548
  Professional...........................         31,997
  Directors..............................         17,549
  Portfolio pricing......................          1,153
  Miscellaneous..........................         16,044
                                            ------------
        Total expenses...................      1,128,540
                                            ------------
Net investment income....................      4,313,172
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain from:
  Securities transactions................      3,032,781
  Futures transactions...................      2,783,293
                                            ------------
Net realized gain on investments.........      5,816,074
                                            ------------
Net change in unrealized appreciation on
  investments:
  Securities transactions................     85,702,433
  Futures transactions...................         33,685
                                            ------------
Net unrealized gain on investments.......     85,736,118
                                            ------------
Net realized and unrealized gain on
  investments............................     91,552,192
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 95,865,364
                                            ============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $32,844.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1998 (Unaudited) and the year ended December 31, 1997

                                                                  1998           1997
                                                              ---------------------------
INCREASE IN NET ASSETS:

Operations:
  Net investment income.....................................  $  4,313,172   $  6,190,031
  Net realized gain on investments..........................     5,816,074     15,123,092
  Net change in unrealized appreciation on investments and
    futures.................................................    85,736,118     72,131,454
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    95,865,364     93,444,577
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................       (32,358)    (6,158,063)
  From net realized gain on investments.....................    (5,518,941)   (11,301,944)
                                                              ------------   ------------
    Total dividends and distributions to shareholders.......    (5,551,299)   (17,460,007)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   185,849,951    184,972,008
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............     5,551,299     17,460,007
                                                              ------------   ------------
                                                               191,401,250    202,432,015
  Cost of shares redeemed...................................   (26,220,897)    (5,588,851)
                                                              ------------   ------------
  Increase in net assets derived from capital share
    transactions............................................   165,180,353    196,843,164
                                                              ------------   ------------
Net increase in net assets..................................   255,494,418    272,827,734
NET ASSETS:
Beginning of period.........................................   496,772,281    223,944,547
                                                              ------------   ------------
End of period...............................................  $752,266,699   $496,772,281
                                                              ============   ============
Accumulated undistributed net investment income at end of
  period....................................................  $  4,313,172   $     32,358
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                          JANUARY 29,
                                       SIX MONTHS                                                          1993 (a)
                                          ENDED                                                             THROUGH
                                        JUNE 30,                  YEAR ENDED DECEMBER 31                 DECEMBER 31,
                                          1998*         1997         1996         1995         1994          1993
                                       -------------------------------------------------------------------------------
Net asset value at beginning of
  period.............................  $    20.58    $    16.10   $    13.53   $    10.38   $    10.58    $     10.00
                                       -----------   ----------   ----------   ----------   ----------    -----------
Net investment income................        0.14          0.27         0.24         0.27         0.24           0.19
Net realized and unrealized gain
  (loss) on investments..............        3.45          4.99         2.79         3.55        (0.15)          0.67
                                       -----------   ----------   ----------   ----------   ----------    -----------
Total from investment operations.....        3.59          5.26         3.03         3.82         0.09           0.86
                                       -----------   ----------   ----------   ----------   ----------    -----------
Less dividends and distributions:
  From net investment income.........       (0.00)(b)     (0.27)       (0.24)       (0.28)       (0.24)         (0.19)
  From net realized gain
    on investments...................       (0.19)        (0.51)       (0.22)       (0.39)       (0.05)         (0.08)
  In excess of net realized gain on
    investments......................          --            --           --           --           --          (0.01)
                                       -----------   ----------   ----------   ----------   ----------    -----------
Total dividends and distributions....       (0.19)        (0.78)       (0.46)       (0.67)       (0.29)         (0.28)
                                       -----------   ----------   ----------   ----------   ----------    -----------
Net asset value at end of period.....  $    23.98    $    20.58   $    16.10   $    13.53   $    10.38    $     10.58
                                       ===========   ==========   ==========   ==========   ==========    ===========
Total investment return (c)..........       17.49%        32.84%       22.42%       36.89%        0.76%          8.53%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............        1.41%+        1.75%        2.14%        2.52%        2.61%          2.54%+
  Net expenses.......................        0.38%+        0.39%        0.47%        0.47%        0.47%          0.47%+
  Expenses (before reimbursement)....        0.38%+        0.39%        0.50%        0.62%        0.68%          0.96%+
Portfolio turnover rate..............           1%            5%           3%           5%           8%             7%
Net assets at end of period (in
  000's).............................  $  752,267    $  496,772   $  223,945   $  105,171   $   63,164    $    43,081

------------
(a)  Commencement of Operations.
(b)  Less than one cent per share.
(c)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Company") was incorporated under
Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Convertible Portfolio, which commenced operations on October 1, 1996, High Yield Corporate Bond, International Equity and Value Portfolios, which commenced operations on May 1, 1995, Capital Appreciation, Cash Management, Government, Total Return and Indexed Equity Portfolios, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds"; each separately a "Portfolio") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's Variable Universal Life Separate Account-I. The Separate Account is used to fund flexible premium variable life insurance and survivorship variable life insurance policies.

The investment objectives for each of the Portfolios of the Company are as follows:

Capital Appreciation:  to seek long-term growth of capital.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Convertible:  to seek capital appreciation together with current income.

Government: to seek a high level of current income, consistent with safety of principal.

High Yield Corporate Bond: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies.

International Equity: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

Total Return: to realize current income consistent with reasonable opportunity for future growth of capital and income.

Value: to realize maximum long-term total return from a combination of capital growth and income.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

Indexed Equity: to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the National Association of Securities Dealers NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to

                                                   MAINSTAY VP SERIES FUND, INC.

reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into forward foreign currency contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

HIGH YIELD CORPORATE BOND PORTFOLIO

Forward foreign currency contracts open at June 30, 1998:

                                                          CONTRACT             CONTRACT             UNREALIZED
                                                          AMOUNT               AMOUNT               APPRECIATION/
                                                          SOLD                 PURCHASED            (DEPRECIATION)
                                                          ------------------   ------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
--------------------------------------------------------
Deutsche Mark vs. U.S. Dollar, expiring 8/24/98.........  DM         360,000   $          200,222   $         103
Pound Sterling vs. U.S. Dollar, expiring 9/9/98.........  L        4,885,700   $        7,995,326        (123,759)
                                                                                                    --------------
Net unrealized depreciation on forward foreign currency
  contracts.............................................                                            $    (123,656)
                                                                                                    ==============

INTERNATIONAL EQUITY PORTFOLIO

Forward foreign currency contracts open at June 30, 1998:

                                                          CONTRACT             CONTRACT             UNREALIZED
                                                          AMOUNT               AMOUNT               APPRECIATION/
                                                          SOLD                 PURCHASED            (DEPRECIATION)
                                                          ------------------   ------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
--------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 7/10/98.....  A$         471,750   $          279,040   $     (13,159)
Deutsche Mark vs. Italian Lira, expiring 7/14/98........  DM       1,276,874   IL   1,259,125,000             851
Deutsche Mark vs. Pound Sterling, expiring 7/1/98.......  DM       7,153,930   L        2,420,700          75,544
Deutsche Mark vs. Spanish Peseta, expiring 7/14/98......  DM         460,534   SP      39,095,000             116
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98.........  DM       5,437,394   $        3,036,061          19,074
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98.........  DM       3,277,000   $        1,808,649          (9,624)
Italian Lira vs. Deutsche Mark, expiring 7/14/98........  IL   1,259,125,000   DM       1,271,587          (3,782)
Pound Sterling vs. Deutsche Mark, expiring 7/1/98.......  L        2,420,700   DM       7,197,163         (51,592)
Pound Sterling vs. Deutsche Mark, expiring 9/30/98......  L          548,800   DM       1,635,424             162
Spanish Peseta vs. Deutsche Mark, expiring 7/14/98......  SP      74,326,000   DM         874,918            (572)
Swiss Franc vs. Deutsche Mark, expiring 9/29/98.........  CF         354,000   DM         424,018             673

                                                          CONTRACT             CONTRACT
                                                          AMOUNT               AMOUNT
                                                          PURCHASED            SOLD
                                                          ------------------   ------------------
FOREIGN CURRENCY BUY CONTRACTS
--------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 7/10/98.....  A$         471,750   $          287,154           5,045
Deutsche Mark vs. U.S. Dollar, expiring 7/24/98.........  DM         477,668   $          266,140          (1,102)
                                                                                                    --------------
Net unrealized appreciation on forward foreign currency
  contracts.............................................                                            $      21,634
                                                                                                    ==============

                                      (D)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Indexed Equity Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

                                      (E)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (F)

FOREIGN CURRENCY INVESTING. The books and records of the Company are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of High Yield Corporate Bond and International Equity Portfolios are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains (losses).

                                                   MAINSTAY VP SERIES FUND, INC.

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency held at June 30, 1998:

                 CURRENCY                             COST              VALUE
------------------------------------------         ----------         ----------
Australian Dollar          A$       22,889         $    1,800         $    1,803
Belgian Franc              BF      802,184             21,723             21,558
Canadian Dollar            C$    2,632,706          1,798,235          1,790,227
Deutsche Mark              DM      228,173            127,693            126,412
French Franc               FF      219,238             36,583             36,262
Hong Kong Dollar           HK    3,877,502            500,419            500,415
Italian Lira               IL   20,089,322             11,364             11,310
Japanese Yen               Y     4,406,166             31,133             31,746
Netherland Guilder         NG    3,891,610          1,911,955          1,913,092
New Zealand Dollar         N$        2,476              1,311              1,285
Norwegian Krone            NK        1,386                188                181
Portuguese Escudo          PE    5,520,263             30,239             29,887
Pound Sterling             L         6,949             11,584             11,595
Spanish Peseta             SP      358,392              2,360              2,341
Swiss Franc                CF        8,340              5,495              5,498
                                                   ----------         ----------
                                                   $4,492,082         $4,483,612
                                                   ==========         ==========

                                      (G)

MORTGAGE DOLLAR ROLLS. Certain of the Portfolios enter into mortgage dollar roll transactions ("MDRs") in which they sell mortgage backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Portfolios maintain a segregated account with the custodian containing securities from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (H)

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Convertible, High Yield Corporate Bond and Total Return Portfolios do not have the right to demand that such securities be registered. The Portfolios may not invest more than 15%, 10% and 15%, respectively, of their net assets in illiquid securities.

CONVERTIBLE PORTFOLIO

Restricted security held at June 30, 1998:

                                                                                                                        PERCENT
                                                   ACQUISITION                                          6/30/98            OF
SECURITY                                              DATE            SHARES           COST             VALUE         NET ASSETS
------------------------------------------      ------------------   ----------      -----------      -----------      ----------
United International Holdings, Inc.
 Convertible Preferred Stock, 4.00%,
 Series A.................................                  8/1/97       10,400      $ 1,416,743      $ 1,674,400         3.1%
                                                                                     ===========      ===========         ====

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at June 30, 1998:

                                                                     PRINCIPAL                                          PERCENT
                                                  ACQUISITION         AMOUNT/                           6/30/98            OF
SECURITY                                              DATE            SHARES           COST             VALUE         NET ASSETS
-----------------------------------------      ------------------   -----------      -----------      -----------      ----------
Buenos Aires Embotelladora
 Sociedad Anonima
 Bank debt
 9.479%, due 8/1/98......................         9/19/97-4/17/98   $ 5,000,000      $ 4,260,000      $ 3,100,000         0.6%
FRI-MRD Corp.
 (zero coupon), due 1/24/02
 15.00%, beginning 6/30/99...............          8/12/97-4/3/98   $ 5,400,000        4,325,480        4,981,500         0.9
GPA Group, PLC
 Preferred Stock.........................         3/7/96-11/20/97     4,750,000        2,353,175        2,707,500         0.5
Kronos International, Inc.
 Bank debt
 6.34375%, due 9/15/00...................         2/25/97-3/31/98   DM  186,005          101,369          102,277         0.0(b)
 Bank debt
 6.4375%, due 9/15/99....................                 2/25/97   DM  166,135           90,665           91,351         0.0(b)
Metawave Communications Corp.
 13.75%, due 4/28/00(a)..................                 4/28/98   $ 2,500,000        2,500,000        2,575,000         0.5
 Warrants, expire 4/28/00................                 4/28/98        46,336                0(c)           463         0.0(b)
Paperboard Industries
 International, Inc.
 Preferred Stock, 5.00%, Class A.........                  5/4/98       145,000        2,413,129        2,372,544         0.4
Primestar, Inc.
 10.9375%, due 4/1/99....................                  4/1/98   $ 9,600,000        9,600,000        9,600,000         1.8
Rocky Mountain Internet, Inc.
 Warrants, expire 7/29/03................                  6/8/98        23,833                0(c)       139,425         0.0(b)
Supercanal Holding, S.A.
 Warrants, Series A, expire 11/14/99.....                11/20/97       492,587           39,407           68,962         0.0(b)
Titan Tire Corp.
 7.00%, due 2/11/00......................                 6/24/97   $ 6,000,000        5,795,395        5,895,000         1.1
United International Holdings, Inc.
 Convertible Preferred Stock, 4.00%,
 Series A................................                  8/1/97        44,600        6,075,648        7,180,600         1.3
                                                                                     -----------      -----------      -------
                                                                                     $37,554,268      $38,814,622         7.1%
                                                                                     ===========      ===========      =======

---------------
(a) CIK ("Cash in kind")-interest payment is made with cash or additional securities.
(b) Less than one tenth of a percent.
(c) These warrants have no cost.
DM--Deutsche Mark

                                                   MAINSTAY VP SERIES FUND, INC.

TOTAL RETURN PORTFOLIO

Restricted security held at June 30, 1998:

                                                                                                                        PERCENT
                                                  ACQUISITION                                           6/30/98            OF
SECURITY                                              DATE            SHARES            COST             VALUE         NET ASSETS
-----------------------------------------      ------------------   -----------      -----------      -----------      ----------
Paperboard Industries
 International, Inc.
 Preferred Stock, 5.00%, Class A.........                  5/4/98        15,000      $   249,634      $   245,435         0.1%
                                                                                     ===========      ===========      =======

                                      (I)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

                                      (J)

COMMITMENTS AND CONTINGENCIES. As of June 30, 1998, High Yield Corporate Bond Portfolio had an unfunded loan commitment pursuant to the following loan agreement:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
                          --------                            ----------
Kronos International, Inc. .................................   $94,342
                                                               =======

                                      (K)

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. High Yield Corporate Bond Portfolio invests in Loan Participations. When the Portfolio purchases a Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio may be considered to have a concentration of credit risk in the banking industry, since the Portfolio will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution.

                                      (L)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (M)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (N)

EXPENSES. Expenses with respect to the Company are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (O)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life. New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Monitor Capital Advisors Inc. ("Monitor") acts as investment adviser to Indexed Equity Portfolio under an Investment Advisory Agreement. Monitor is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life.

NYLIAC is Administrator for the Company.

The Company, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Capital Appreciation Portfolio..............................    0.36%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Convertible Portfolio.......................................    0.36%        0.20%
Government Portfolio........................................    0.30%        0.20%
High Yield Corporate Bond Portfolio.........................    0.30%        0.20%
International Equity Portfolio..............................    0.60%        0.20%
Total Return Portfolio......................................    0.32%        0.20%
Value Portfolio.............................................    0.36%        0.20%
Bond Portfolio..............................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%
Indexed Equity Portfolio....................................    0.10%        0.20%

The Administrator has voluntarily agreed to assume the operating expenses of Convertible and International Equity Portfolios through December 31, 1998, which on an annualized basis exceed the percentage indicated below.

Convertible Portfolio.......................................  0.73%
International Equity Portfolio..............................  0.97%

In connection with such expense limitation, the Administrator assumed certain of the expenses of the above listed Portfolios for the six month period ended June 30, 1998 as shown on the Statement of Operations.

The Capital Appreciation, Cash Management, Government, High Yield Corporate Bond, Total Return, Value, Bond, Growth Equity and Indexed Equity Portfolios will not have an expense limitation in 1998.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution agreement. NYLIFE Distributors is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor or NYLIFE Distributors, are paid an annual fee of $35,000 and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (D)

CAPITAL. At June 30, 1998 NYLIAC was the beneficial owner of shares of the Convertible Portfolio with a net asset value of $12,671,908. This value represents 23.5% of the net assets of the Convertible Portfolio at period-end.

                                      (E)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Portfolios. For the six month period ended June 30, 1998 these fees were as follows:

Capital Appreciation Portfolio..............................   $19,666
Cash Management Portfolio...................................     3,529
Convertible Portfolio.......................................     1,054
Government Portfolio........................................     1,816
High Yield Corporate Bond Portfolio.........................    10,786
International Equity Portfolio..............................       768
Total Return Portfolio......................................    11,274
Value Portfolio.............................................     6,888
Bond Portfolio..............................................     5,512
Growth Equity Portfolio.....................................    19,361
Indexed Equity Portfolio....................................    13,264

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1997, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the

                                                   MAINSTAY VP SERIES FUND, INC.

capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 1997 as if they arose on January 1, 1998.

                                                                CAPITAL LOSS                         CAPITAL LOSS
                                                              AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                                              -----------------   --------------   ----------------
Government Portfolio........................................        2002              $3,119
                                                                    2004               1,523
                                                                                      ------
                                                                                      $4,642            $   63
                                                                                      ======            ======
International Equity Portfolio..............................        2005              $  268            $  368
                                                                                      ======            ======

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

High Yield Corporate Bond Portfolio invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

--------------------------------------------------------------------------------
NOTE 6--Portfolio Securities Loaned:
--------------------------------------------------------------------------------

At June 30, 1998, Government and Total Return Portfolios had portfolio securities with a fair market value of $19,499,863 and $61,413,856, respectively on loan to broker-dealers and government securities dealers.

Cash collateral received by Government and Total Return Portfolios is invested in investment grade commercial paper, or other securities in accordance with the Portfolios securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Portfolios invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $29,573 and $62,431, net of broker fees and rebates, respectively, for the six month period ended June 30, 1998, which is included as interest income on the Statement of Operations.

--------------------------------------------------------------------------------
NOTE 7--Line of Credit:
--------------------------------------------------------------------------------

Capital Appreciation, Cash Management, Convertible, Government, High
Yield Corporate Bond, International Equity, Total Return, Value and Indexed Equity Portfolios maintain a line of credit with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. There was no outstanding balance on this line of credit at June 30, 1998.

NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 1998, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                     CAPITAL APPRECIATION       CONVERTIBLE             GOVERNMENT
                                                          PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
                                                     ------------------------------------------------------------------
U.S. Government Securities.........................  $     --    $     --   $     --    $     --   $172,913    $162,606
All others.........................................   186,255      93,033     69,717      57,097      7,044       6,458
                                                     ------------------------------------------------------------------
Total..............................................  $186,255    $ 93,033   $ 69,717    $ 57,097   $179,957    $169,064
                                                     ==================================================================

                                                         GROWTH EQUITY           INDEXED EQUITY
                                                           PORTFOLIO                PORTFOLIO
                                                     PURCHASES     SALES      PURCHASES     SALES
                                                     ----------------------------------------
U.S. Government Securities.........................  $     --     $     --    $     --     $     --
All others.........................................   324,393      296,747     178,026        7,000
                                                     ----------------------------------------------
Total..............................................  $324,393     $296,747    $178,026     $  7,000
                                                     ==============================================

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                                     CAPITAL APPRECIATION      CASH MANAGEMENT         CONVERTIBLE
                                                           PORTFOLIO              PORTFOLIO             PORTFOLIO
                                                       1998        1997        1998       1997       1998       1997
                                                     -----------------------------------------------------------------
Shares sold........................................     4,168       7,339     230,737    285,484      1,190      2,001
Shares issued in reinvestment of dividends and
  distributions....................................         3         470       3,715      6,346        120        335
                                                     -----------------------------------------------------------------
                                                        4,171       7,809     234,452    291,830      1,310      2,336
Shares redeemed....................................      (951)     (1,119)   (185,085)  (269,397)      (254)      (148)
                                                     -----------------------------------------------------------------
Net increase (decrease)............................     3,220       6,690      49,367     22,433      1,056      2,188
                                                     =================================================================

                                                        GROWTH EQUITY           INDEXED EQUITY
                                                          PORTFOLIO               PORTFOLIO
                                                       1998        1997        1998        1997
                                                     --------------------------------------------
Shares sold........................................     3,121       4,700       8,111       9,651
Shares issued in reinvestment of dividends and
  distributions....................................        --       5,219         235         872
                                                     --------------------------------------------
                                                        3,121       9,919       8,346      10,523
Shares redeemed....................................    (1,836)     (2,855)     (1,122)       (294)
                                                     --------------------------------------------
Net increase.......................................     1,285       7,064       7,224      10,229
                                                     ============================================

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------

         HIGH YIELD           INTERNATIONAL
       CORPORATE BOND             EQUITY              TOTAL RETURN              VALUE                   BOND
         PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO              PORTFOLIO
    PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES     PURCHASES    SALES
--------------------------------------------------------------------------------------------------------------------
    $     --    $  6,873   $     --    $     --   $303,223    $302,040   $     --    $     --   $141,533    $103,787
     461,744     328,771      5,389       8,303    159,034     115,254    138,064      68,410    157,004     178,168
--------------------------------------------------------------------------------------------------------------------
    $461,744    $335,644   $  5,389    $  8,303   $462,257    $417,294   $138,064    $ 68,410   $298,537    $281,955
====================================================================================================================

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              HIGH YIELD           INTERNATIONAL
        GOVERNMENT          CORPORATE BOND            EQUITY             TOTAL RETURN              VALUE
         PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
      1998       1997       1998       1997       1998       1997       1998       1997       1998       1997
---------------------------------------------------------------------------------------------------------------
      1,446        954      8,827     16,421        943        958      2,654      4,296      3,826      7,460
         --        478        180      3,743         25        227        116      1,080        166        920
---------------------------------------------------------------------------------------------------------------
      1,446      1,432      9,007     20,164        968      1,185      2,770      5,376      3,992      8,380
       (732)    (1,553)      (659)    (1,638)      (859)    (1,489)      (478)    (1,116)      (121)      (626)
---------------------------------------------------------------------------------------------------------------
        714       (121)     8,348     18,526        109       (304)     2,292      4,260      3,871      7,754
===============================================================================================================


            BOND
          PORTFOLIO
       1998       1997
------------------------
       1,830      1,611
          --      1,140
-----------------------
       1,830      2,751
      (1,427)    (2,980)
-----------------------
         403       (229)
=======================